As filed with the Securities and Exchange Commission on June 29, 2011
                                              Securities Act File No. 333-174259

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14

                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933

                   [X]   PRE-EFFECTIVE AMENDMENT NO. 1
                   [ ] POST-EFFECTIVE AMENDMENT NO. ____

                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
               (Exact Name of Registrant as Specified in Charter)

                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code (630) 765-8000

                           __________________________

                             W. SCOTT JARDINE, ESQ.
                           FIRST TRUST ADVISORS L.P.
                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187
                    (Name and Address of Agent for Service)

                                    Copy to:

                               ERIC F. FESS, ESQ.
                             CHAPMAN AND CUTLER LLP
                             111 WEST MONROE STREET
                            CHICAGO, ILLINOIS 60603

                           __________________________

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.


                                CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

========================================================================================================================

                                                                          PROPOSED        PROPOSED
                                                                          MAXIMUM         MAXIMUM
                                                                          OFFERING        AGGREGATE         AMOUNT OF
                                                         AMOUNT BEING     PRICE PER       OFFERING          REGISTRATION
TITLE OF SECURITIES BEING REGISTERED                     REGISTERED (1)   UNIT (1) (2)    PRICE(1)          FEE(3)
-------------------------------------------------------  ---------------  --------------  ----------------  ------------
Common Shares, $.01 Par Value Per Share                    14,628,070         $5.59        $81,770,912       $9,493.60
========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.
(2) Net asset value per common share on June 24, 2011.
(3) $116.10 of which has been previously paid.


THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                 FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI),
              FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY) AND
                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187


                                 June __, 2011


Dear Shareholder:


      The accompanying materials relate to the Joint Special Meetings of Shareholders of First Trust Strategic High Income Fund ("FHI"), First Trust Strategic High Income Fund III ("FHO," and, together with FHI, the "Acquired Funds") and First Trust Strategic High Income Fund II ("FHY" and, collectively with the Acquired Funds, the "Funds" and each a "Fund"), that will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on August 8, 2011, at 4:00 p.m., Central time (the "Special Meeting").


      At the Special Meeting, shareholders of the Funds will be asked to consider the following proposals (each a "Proposal"), as applicable, which are described in the enclosed Notice of Joint Special Meetings of Shareholders and Joint Proxy Statement/Prospectus: (i) for shareholders of each Acquired Fund, to approve an agreement and plan of reorganization, pursuant to which such Acquired Fund would transfer all of its assets to FHY in exchange for common shares of FHY and FHY's assumption of all the liabilities of the Acquired Fund, the common shares of FHY would be distributed to the shareholders of the Acquired Fund, and the Acquired Fund would terminate (each, a "Reorganization" and collectively, the "Reorganizations"); (ii) for shareholders of FHY, to approve the issuance of additional common shares of FHY in connection with the Reorganizations; and
(iii) for shareholders of each Fund, to transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

      The Board of Trustees of each Fund believes that each Proposal, as applicable, is in the best interests of its respective Fund and unanimously recommends that you vote "FOR" each applicable Proposal.

      YOUR VOTE IS VERY IMPORTANT. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

      We appreciate your participation in this important Special Meeting.

      Thank you.


                                        Sincerely,




                                        James A. Bowen
                                        Chairman of the Board of Trustees


--------------------------------------------------------------------------------

       IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE SPECIAL MEETING OR HOW TO VOTE YOUR SHARES, CALL THE FUNDS' PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

--------------------------------------------------------------------------------

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



                              IMPORTANT NOTICE TO
                 FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI),
              FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY) AND
                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)
                                  SHAREHOLDERS


                                 JUNE __, 2011


Although we recommend that you read the complete Joint Proxy
Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.    WHY AM I RECEIVING THIS JOINT PROXY STATEMENT/PROSPECTUS?


A. The Board of Trustees of the First Trust Strategic High Income Fund ("FHI"), First Trust Strategic High Income Fund III ("FHO" and, together with FHI, the "Acquired Funds") and First Trust Strategic High Income Fund II ("FHY" or the "Acquiring Fund" and, collectively with the Acquired Funds, the "Funds" and each a "Fund"), voted to recommend to shareholders a reorganization of FHI and FHO with and into FHY. If an Acquired Fund's shareholders approve the reorganization with and into the Acquiring Fund and the shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund common shares in connection with the reorganizations, shareholders of the Acquired Fund would become shareholders of the Acquiring Fund.

      The shareholders of FHI and FHO will vote separately on the reorganization involving their respective Fund. The shareholders of FHY will vote separately on the approval to issue additional FHY common shares in connection with the reorganizations. The consummation of the reorganization of each of FHI and FHO with and into FHY is not conditioned on the approval of the shareholders of the other Acquired Fund.

Q. WHY HAS THE BOARD OF TRUSTEES OF FHI, FHY AND FHO (EACH A "BOARD") RECOMMENDED REORGANIZING THE ACQUIRED FUNDS INTO THE ACQUIRING FUND?

A.    This recommendation reflects various considerations, among them:


      o each Fund has the same investment objectives and substantially similar investment policies, and is managed by the same investment advisor and sub-advisor, with the same portfolio managers;


      o each Fund's small asset level makes it difficult to manage, and a combination of the Funds is expected to result in an annual operating expense ratio that is lower than each Fund's current annual operating expense ratio;


      o a larger combined Fund may enable the sub-advisor to increase diversification and reduce concentration of portfolio holdings, potentially improving net asset value stability;


      o a larger combined Fund is expected to have greater access to leverage;


      o a larger Fund may benefit shareholders by increasing average trading volume; and

      o the reorganizations are intended to be tax-free transactions, in which shareholders will recognize no gain or loss for U.S. federal income tax purposes.


      Each Board believes that the proposed reorganization is in the best interests of the Acquiring Fund and the Acquired Funds.


Q.    DO THE FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES AND POLICIES?

A. Yes. The Funds have identical investment objectives and substantially similar investment policies. Each Fund's primary investment objective is to seek a high level of current income and its secondary investment objective is to seek capital growth. First Trust Advisors L.P. is the investment advisor to each Fund and Brookfield Investment Management Inc. is the sub-advisor to each Fund.

Q. WHAT SPECIFIC PROPOSALS WILL I BE ASKED TO VOTE ON IN CONNECTION WITH THE PROPOSED REORGANIZATIONS?

A. Depending on whether you are an Acquiring Fund or Acquired Fund shareholder, you will be asked to vote on one of the following proposals:

      (i) Approve Agreement and Plan of Reorganization (Acquired Funds). To approve an Agreement and Plan of Reorganization (each, an "Agreement"), pursuant to which the applicable Acquired Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for Acquiring Fund common shares of beneficial interest ("common shares") and the Acquiring Fund's assumption of all the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders of the Acquired Fund and (iii) completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law (each, a "Reorganization" and collectively, the "Reorganizations").

     (ii) Approve Issuance of Common Shares (Acquiring Fund). To approve the issuance of additional Acquiring Fund common shares in connection with the Reorganizations.

      Your Fund's Board, including your Board's independent trustees, unanimously recommends that you vote FOR your Fund's applicable proposal.

      YOUR VOTE IS VERY IMPORTANT. WE ENCOURAGE YOU AS A SHAREHOLDER TO PARTICIPATE IN YOUR FUND'S GOVERNANCE BY RETURNING YOUR VOTE AS SOON AS POSSIBLE. IF ENOUGH SHAREHOLDERS DON'T CAST THEIR VOTES, YOUR FUND MAY NOT BE ABLE TO HOLD ITS MEETING OR OBTAIN THE VOTE ON THE PROPOSAL, AND WILL BE REQUIRED TO INCUR ADDITIONAL SOLICITATION COSTS IN ORDER TO OBTAIN SUFFICIENT SHAREHOLDER PARTICIPATION.

                                      (ii)

Q.    HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, each Acquired Fund Board agreed unanimously that each Reorganization is in the best interests of the Fund AND RECOMMENDS THAT YOU VOTE "FOR" THE ACQUIRED FUND'S PROPOSAL. After careful consideration, the Acquiring Fund Board agreed unanimously that the issuance of additional Acquiring Fund common shares in connection with the Reorganizations is in the best interests of the Fund AND RECOMMENDS THAT YOU VOTE "FOR" THE ACQUIRING FUND'S PROPOSAL.

Q. WILL THE ACQUIRED FUNDS' SHAREHOLDERS RECEIVE NEW SHARES IN EXCHANGE FOR THEIR CURRENT SHARES?


A. Yes. Upon approval of a Reorganization, common shareholders of the Acquired Fund approving such Reorganization, in exchange for their Fund shares, will receive common shares of the Acquiring Fund with a net asset value equal to the aggregate net asset value of such Acquired Fund's common shares immediately prior to such Reorganization. In calculating net asset value, accrued expenses with respect to the applicable Reorganization for each Fund will be taken into account. The Board of Trustees of the Acquiring Fund has authorized the Acquiring Fund to conduct a 1-for-3 reverse share split of the Acquiring Fund's outstanding common shares. The Acquiring Fund 1-for-3 reverse share split is not conditioned on the approval of both Reorganizations and is expected to be completed upon the consummation of one or both of the Reorganizations, as applicable.


Q. HOW DOES THE ANTICIPATED 1-FOR-3 REVERSE SHARE SPLIT OF THE ACQUIRING FUND COMMON SHARES AFFECT ME?


A. The Board of Trustees of the Acquiring Fund believes that it will be in the best interests of its shareholders to effect a 1-for-3 reverse share split upon the consummation of either or both of the Reorganizations in order to increase the net asset value per share of the Acquiring Fund. The net effect of the Acquiring Fund's reverse share split will be to decrease the number of Acquiring Fund outstanding common shares and increase the net asset value per common share by a proportionate amount. Although no assurances can be given, based upon information provided by the Acquiring Fund's investment advisor, the Acquiring Fund's Board believes that a reverse share split may have the effect of increasing the Fund's market price per common share and trading volume.

      A reverse share split is a combination of a greater number of outstanding shares into a lesser number of outstanding shares. If the reverse share split is effected, every three shares of the Acquiring Fund (as of the time that the reverse share split becomes effective) will be combined into one share and shareholders of the Acquiring Fund will have their shares automatically converted (without any action on their part) into a number of shares equal to the number of shares of the Acquiring Fund held immediately prior to the reverse share split divided by three, while multiplying the Acquiring Fund's and each shareholder's aggregate net asset value per share by three. AS A RESULT, THE VALUE OF EACH ACQUIRING FUND SHAREHOLDER'S AGGREGATE INVESTMENT IN THE ACQUIRING FUND, AS WELL AS THE VALUE OF THE CONSIDERATION RECEIVED BY ACQUIRED FUND SHAREHOLDERS AS PART OF THE REORGANIZATIONS, WOULD REMAIN UNCHANGED AS A RESULT OF EFFECTING THE ANTICIPATED REVERSE SHARE SPLIT. It will have no effect on the number of the Acquiring Fund's authorized shares (which is unlimited), only its outstanding number. The reverse share split will likely leave


                                      (iii)
      certain holders with fractional shares. The resulting fractional shares will have proportional rights to vote, and receive proportional distributions and liquidating distributions. The reverse share split will not affect any Acquiring Fund shareholder's proportionate equity interest in the Acquiring Fund held immediately before the reverse share split, or the rights, preferences or privileges of the Acquiring Fund's outstanding shares.


Q.    IS A REORGANIZATION A TAXABLE EVENT FOR AN ACQUIRED FUND'S SHAREHOLDERS?

A. No. Each Reorganization is intended to qualify as a reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a result of a Reorganization.

Q.    WHAT HAPPENS IF THE REORGANIZATIONS ARE NOT APPROVED?

A. A Reorganization will not be consummated unless the issuance of additional Acquiring Fund common shares is approved by the shareholders of FHY and that Reorganization is approved by the shareholders of the relevant Acquired Fund. The Reorganizations of FHI and FHO with and into FHY are not conditioned on the approval of the other Reorganization. If a Reorganization or the issuance of additional Acquiring Fund common shares is not approved, the affected Acquired Fund will continue as a separate investment company, and the Board of that Acquired Fund will separately consider such alternatives as it determines to be in the best interests of that Fund, potentially including re-proposing the Reorganization.

Q. WILL I HAVE TO PAY ANY DIRECT FEES OR EXPENSES IN CONNECTION WITH A REORGANIZATION?


A. No. However, the expenses associated with the Reorganizations, estimated to be approximately $446,500, will be allocated among the Funds and paid out of the Funds' net assets. These expenses are to be allocated among the Acquiring Fund and Acquired Funds on a pro rata basis, based upon the net asset value of each Fund prior to the closing date of the Reorganizations. Management of the Funds expects that reduced operating expenses resulting from the Reorganizations should allow the recovery of the projected costs of the Reorganizations within approximately eight months after the closing date with respect to the Acquiring Fund and each Acquired Fund, assuming each of the Reorganizations is consummated. Each Fund will incur its applicable Reorganization expenses whether or not such Reorganization is consummated.


Q.    HOW WILL THE REORGANIZATIONS AFFECT FUND FEES AND EXPENSES?


A. The total expense ratio of the combined Fund after the Reorganizations is expected to be lower than the current total expense ratio of each Fund, because the fixed expenses of the combined Fund following the Reorganizations will be spread over a larger asset base. The Board of each Fund believes that certain fixed administrative expenses of a larger combined Fund comprised of the assets of one or more of the Acquired Funds combined with FHY would be less than the aggregate current expenses of the Funds operating separately, and that duplicative fees such as certain audit, legal, tax and Trustee fees will be eliminated, resulting in a lower total expense ratio for the combined Fund.


      Under each Fund's investment advisory agreement with First Trust Advisors L.P., FHI, FHO and FHY each pay an investment advisory fee at an annual rate of 0.90% of such Fund's average daily managed assets. Brookfield Investment Management Inc. receives a portfolio management fee at an annual rate of 0.45% of the Fund's average daily managed assets that is paid from the investment advisory fee. Following the Reorganizations, First Trust Advisors L.P.'s investment advisory fee rate and Brookfield Investment Management Inc.'s portfolio management fee rate will stay the same.

                                      (iv)

Q.    WILL A REORGANIZATION AFFECT MY DISTRIBUTIONS?



A. Common shareholders of each of the Funds currently receive distributions on a monthly basis. Whether or not a Reorganization occurs, the timing of distributions received by Acquiring Fund and Acquired Funds shareholders is not currently expected to change, although there can be no assurance that this will be the case. Each Fund pays distributions to its shareholders at different rates and various factors affect the level of the income available to each Fund for such distributions, including the asset mix, average maturity of the portfolio and a Fund's use of leverage and hedging. Such factors will have the potential to change the level of distributions for the shareholders of a Fund, to an amount that could be different than for another Fund, whether or not a Reorganization occurs. Although each Fund's net income for the six month period ended April 30, 2011 exceeded its respective distributions, it is anticipated that interest income of the Funds generated by certain credit impaired securities is likely to decrease over time, resulting in a decrease in the amount of distributable income in the future, absent any changes to the factors mentioned above. With respect to FHI, it is anticipated that such decrease could be material.


Q.    WHAT IS THE TIMETABLE FOR THE REORGANIZATIONS?


A. If Fund shareholders approve each respective proposal at the joint special meetings of shareholders on August 8, 2011, each Reorganization is expected to take effect promptly after such approval.


Q.    WHOM DO I CALL IF I HAVE QUESTIONS?


A. If you need any assistance, or have any questions regarding a proposal or how to vote your shares, please call The Altman Group, Inc., your proxy solicitor, at (866) 530-8634, weekdays during its business hours of 9:00 a.m. to 10:00 p.m. Eastern time. Please have your proxy material available when you call.


Q.    HOW DO I VOTE MY SHARES?


A.    You may vote by mail, telephone or over the Internet:

      o To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

      o To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

      o To vote over the Internet, please go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.    WILL ANYONE CONTACT ME?


A. You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the meeting and the proposals.






                                      (v)

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



                                 JUNE __, 2011


                 FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI),
              FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY) AND
                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)


                NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 8, 2011


TO THE SHAREHOLDERS:


Notice is hereby given that Joint Special Meetings of Shareholders of First Trust Strategic High Income Fund ("FHI"), First Trust Strategic High Income Fund III ("FHO," and, together with FHI, the "Acquired Funds") and First Trust Strategic High Income Fund II ("FHY" or the "Acquiring Fund" and, collectively with the Acquired Funds, the "Funds" and each a "Fund"), will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on August 8, 2011, at 4:00 p.m., Central time (the "Special Meeting"), for the following purposes:


      1. For shareholders of each Acquired Fund, to approve an Agreement and Plan of Reorganization (the "Agreement"), pursuant to which such Acquired Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for common shares of beneficial interest ("common shares") of the Acquiring Fund and the Acquiring Fund's assumption of all the liabilities of the Acquired Fund, (ii) distribute such shares of the Acquiring Fund to the common shareholders of such Acquired Fund and (iii) completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law (each, a "Reorganization" and collectively, the "Reorganizations").

      2. For shareholders of the Acquiring Fund, to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations.

      3. For shareholders of each Fund, to consider and act upon any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

Only shareholders of record as of the close of business on May 12, 2011 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR THE FUNDS, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET.

      o TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

      o TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

      o TO VOTE OVER THE INTERNET, PLEASE GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

                                            By Order of the Board of Trustees



                                            W. Scott Jardine
                                            Secretary

                     This page is intentionally left blank.

THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNITL THE REGIST-RATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.



                  SUBJECT TO COMPLETION, DATED JUNE 29, 2011


                       120 EAST LIBERTY DRIVE, SUITE 400
                            WHEATON, ILLINOIS 60187


                        JOINT PROXY STATEMENT/PROSPECTUS


                 FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI),
              FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY) AND
                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)


                                 JUNE __, 2011

This Joint Proxy Statement/Prospectus is being furnished to the shareholders of First Trust Strategic High Income Fund ("FHI") and First Trust Strategic High Income Fund III ("FHO," together with FHI, the "Acquired Funds"), each a closed-end management investment company, and First Trust Strategic High Income Fund II ("FHY" or the "Acquiring Fund" and, collectively with the Acquired Funds, the "Funds" and each a "Fund"), a closed-end management investment company, in connection with the solicitation of proxies by the Board of Trustees of the Acquiring Fund and each Acquired Fund (each a "Board" and each Trustee a "Board Member") for use at the Joint Special Meetings of Shareholders of the Funds to be held on Monday, August 8, 2011, at 4:00 p.m., Central time, and at any and all adjournments thereof (the "Special Meeting"). The enclosed proxy and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about June __, 2011. Shareholders of record of the Funds as of the close of business on May 12, 2011 are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.


The purposes of the Special Meeting are:

      For shareholders of each Acquired Fund:

      1. To approve an Agreement and Plan of Reorganization (each, an "Agreement"), pursuant to which such Acquired Fund would (i) transfer all of its assets to the Acquiring Fund in exchange solely for common shares of beneficial interest ("common shares") of the Acquiring Fund and the Acquiring Fund's assumption of all the liabilities of the Acquired Fund,
      (ii) distribute such shares of the Acquiring Fund to the common shareholders of such Acquired Fund and (iii) completely liquidate, and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law (each, a "Reorganization" and collectively, the "Reorganizations").

      For shareholders of the Acquiring Fund:

      2. To approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations.

      For shareholders of each Fund:

      3. To consider and act upon any other business that may properly come before the Special Meeting or any adjournments or postponements thereof.

Each Agreement provides for (i) the transfer of all of the assets of the applicable Acquired Fund to the Acquiring Fund in exchange solely for common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund ("Acquiring Fund Common Shares"), and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (ii) the distribution of all of the Acquiring Fund Common Shares to the shareholders of the Acquired Fund, as part of the termination, dissolution and complete liquidation of the Acquired Fund. The number of Acquiring Fund Common Shares to be issued to each Acquired Fund (including fractional shares, if any) would be that number determined by dividing the value of the net assets of such Acquired Fund transferred to the Acquiring Fund by the net asset value per Acquiring Fund Common Share (as of the Valuation Date, as defined below). The aggregate net asset value of Acquiring Fund Common Shares received in each Reorganization will equal the aggregate net asset value of such Acquired Fund Common Shares held immediately prior to the Reorganization. In calculating net asset value, accrued expenses with respect to the applicable Reorganization for each Fund will be taken into account. The Acquiring Fund will continue to operate after each Reorganization as a registered closed-end investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.

In connection with the Reorganizations, shareholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.


The Board of Trustees of the Acquiring Fund has authorized the Acquiring Fund to conduct a 1-for-3 reverse share split of the Acquiring Fund's outstanding common shares. The Acquiring Fund 1-for-3 reverse share split is not conditioned on the approval of both Reorganizations and is expected to be completed upon the consummation of one or both of the Reorganizations, as applicable.


The Board of each Fund has determined that including all proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund.

With respect to Proposal 1, a Reorganization will not be consummated unless the issuance of additional Acquiring Fund Common Shares is approved by the shareholders of FHY and that Reorganization is approved by the shareholders of the relevant Acquired Fund. The Reorganizations of FHI and FHO with and into FHY are not conditioned on the approval of the other Reorganization. If shareholders of FHY approve the issuance of additional Acquiring Fund Common Shares, but shareholders of an applicable Acquired Fund do not approve such Reorganization for their Fund, that Reorganization will not proceed, the Acquired Fund will continue in operation as a separate investment company, and the Board of that Acquired Fund will separately consider such alternatives as it determines to be in the best interests of that Fund, potentially including re-proposing the Reorganization.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of common shares of the Acquiring Fund only. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission ("SEC") and are incorporated into this Joint Proxy
Statement/Prospectus by reference:


      (i) the Statement of Additional Information relating to the proposed Reorganizations, dated June __, 2011 (the "Reorganization SAI");

      (ii) the audited financial statements and related independent registered public accounting firm's report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund's Annual Report for the fiscal year ended October 31, 2010;

      (iii) the audited financial statements and related independent registered public accounting firm's report for each Acquired Fund and the financial highlights for each Acquired Fund contained in the Fund's Annual Report for the fiscal year ended October 31, 2010;

      (iv) the unaudited financial statements and the financial highlights for each Acquired Fund contained in the Fund's Semi-Annual Report for the period ended April 30, 2011; and

      (v) the unaudited financial statements and the financial highlights for the Acquiring Fund contained in the Fund's Semi-Annual Report for the period ended April 30, 2011.


No other parts of the Funds' Annual Reports or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 988-5891 or writing the Funds at the address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent Annual Report and Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 988-5891 or by writing the Acquiring Fund at the address shown above.

FHY, FHI and FHO were each organized as Massachusetts business trusts on January 17, 2006, April 12, 2005 and November 14, 2006, respectively. Each Fund is a closed-end, diversified management investment company with identical investment objectives and substantially similar investment policies. Each Fund's primary investment objective is to seek a high level of current income and its secondary investment objective is to seek capital growth. First Trust Advisors L.P. is the investment advisor to each Fund and Brookfield Investment Management Inc. is the sub-advisor to each Fund. Please see "Proposal 1--Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Funds" in this Joint Proxy Statement/Prospectus.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Joint Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC's Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov.

The shares of the Funds are listed on the New York Stock Exchange ("NYSE"); reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund Common Shares in the Reorganizations. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

                              ___________________

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ___________________

                        JOINT PROXY STATEMENT/PROSPECTUS



                                 JUNE __, 2011


                 FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI),
              FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY) AND
                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)

                               TABLE OF CONTENTS

SUMMARY........................................................................1
       Proposal 1: The Reorganizations.........................................1
       Background and Reasons for the Reorganizations..........................1
       Certain Federal Income Tax Consequences of the Reorganizations..........2
       Comparison of the Acquiring Fund and the Acquired Funds.................2
       Capitalization..........................................................6
       Comparative Performance Information.....................................8
       Proposal 2: Issuance of Acquiring Fund Common Shares...................10

RISK FACTORS..................................................................10
       Risks Related to the Reorganizations...................................11
       Risks Related to an Investment in the Funds............................12

THE SPECIAL MEETING...........................................................23
       General................................................................23
       Voting; Proxies........................................................24

PROPOSAL 1 -- THE REORGANIZATIONS (ACQUIRED FUND SHAREHOLDERS ONLY)...........24
       General................................................................25
       Terms of the Reorganizations...........................................25
       Reasons for the Reorganizations........................................26
       Votes Required.........................................................27
       Description of Common Shares Issued by the Acquiring Fund..............28
       Comparison of Rights of Holders of Common Shares of the Acquiring
         Fund and the Acquired Funds..........................................31
       Comparison of the Investment Objectives and Policies of the
         Acquiring Fund and the Acquired Funds................................31
       Certain Provisions of the Acquiring Fund's Declaration of Trust
         and By-Laws..........................................................42
       Expenses Associated with the Reorganizations...........................43
       Accounting Survivor....................................................44
       Dissenting Shareholders' Rights of Appraisal...........................44
       Certain Federal Income Tax Consequences of the Reorganizations.........44

PROPOSAL 2. -- ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES
       (ACQUIRING FUND SHAREHOLDERS ONLY).....................................46
       Votes Required.........................................................46

MANAGEMENT OF THE FUNDS.......................................................47
       Trustees and Officers..................................................47
       Investment Advisor.....................................................47
       Sub-Advisor............................................................47
       Portfolio Manager Information..........................................48
       Investment Management Agreement........................................49

ADDITIONAL INFORMATION ABOUT THE FUNDS........................................49
       General History........................................................49
       Financial Highlights...................................................51
       Shareholders of the Acquiring Fund and the Acquired Funds..............54
       Repurchase of Common Shares; Conversion to Open-End Fund...............57
       Custodian, Transfer Agent, Administrator and Fund Accountant...........58
       Federal Income Tax Matters Associated with Investment in the Funds.....58
       Net Asset Value........................................................60

LEGAL OPINIONS................................................................61

EXPERTS.......................................................................61

SHAREHOLDER PROPOSALS.........................................................61
       Shareholder Proposals for Inclusion in the Funds' Proxy Statement......61
       Other Shareholder Proposals............................................62

GENERAL.......................................................................63

                                    SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization SAI. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in the text of this Joint Proxy Statement/Prospectus.

PROPOSAL 1: THE REORGANIZATIONS

If the shareholders of an Acquired Fund approve the Reorganization and the shareholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares (see "Proposal 2: Issuance of Additional Acquiring Fund Common Shares"): (i) the Acquiring Fund will acquire all the assets of the Acquired Fund in exchange for newly issued Acquiring Fund Common Shares and the Acquiring Fund's assumption of all the liabilities of the Acquired Fund, (ii) the Acquired Fund will distribute such Acquiring Fund Common Shares to the Acquired Fund Common Shareholders and (iii) the Acquired Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law. The number of Acquiring Fund Common Shares to be issued to the Acquired Fund would be that number determined by dividing the value of the net assets of such Acquired Fund transferred to the Acquiring Fund by the net asset value per Acquiring Fund Common Share (as of the Valuation Date, as defined below). The aggregate net asset value of Acquiring Fund Common Shares received in a Reorganization will equal the aggregate net asset value of Acquired Fund Common Shares held immediately prior to the Reorganization. In calculating net asset value, accrued expenses with respect to the applicable Reorganization for each Fund will be taken into account.

The Board of Trustees of the Acquiring Fund has authorized the Acquiring Fund to conduct a 1-for-3 reverse share split of the Acquiring Fund's outstanding common shares, which is expected to be completed upon the consummation of one or both of the Reorganizations, as applicable.

The Board of each Acquired Fund, including the Board Members who are not "interested persons," as defined in the 1940 Act, of each Fund, has unanimously approved its Reorganization. THE BOARD OF EACH ACQUIRED FUND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF ITS REORGANIZATION. Approval of each Reorganization requires the affirmative "vote of a majority of the outstanding voting securities," as defined in the 1940 Act, of the applicable Acquired Fund. See "Proposal 1 -- The Reorganizations."

BACKGROUND AND REASONS FOR THE REORGANIZATIONS

The Boards' recommendation of the Reorganizations reflects various considerations, among them:

   o Similarity of the Funds. Each Fund has the same investment objectives and substantially similar investment policies, and is managed by the same investment advisor and sub-advisor, with the same portfolio managers.

   o Expected Lower Expense Ratios. Each Fund has the same management fee and sub-advisory fee schedule and similar fixed expenses. Each Fund is projected to have an annual operating expense ratio following the Reorganizations that is lower than its current annual operating expense ratio.

   o Benefits of a Larger Fund. A larger Fund is expected to allow for greater portfolio diversification. A larger Fund is expected to have greater access to leverage and a lower risk of the leverage arrangement not being renewed or the costs of leverage being increased. A larger Fund may benefit shareholders by increasing average trading volume, which would provide greater liquidity to shareholders.

   o Tax-Free Reorganizations. The Reorganizations are intended to be tax-free transactions, in which shareholders will recognize no gain or loss for U.S. federal income tax purposes.

For a more complete discussion of the Boards' considerations regarding the approval of the Reorganizations, see "Proposal 1 -- The Reorganizations -- Reasons for the Reorganizations."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

As a condition to closing, the Funds will receive an opinion of Chapman and Cutler LLP to the effect that each of the proposed Reorganizations will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a result of the Reorganizations. In addition, it is expected that shareholders of each Acquired Fund who receive Acquiring Fund Common Shares pursuant to the applicable Reorganization will recognize no gain or loss. See "Proposal 1 -- The Reorganizations -- Certain Federal Income Tax Consequences of the Reorganizations."

COMPARISON OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS

General. The Acquiring Fund and the Acquired Funds are diversified, closed-end management investment companies. Each Fund is organized as a Massachusetts business trust. The common shares of each Fund are listed on the New York Stock Exchange ("NYSE").

Investment Objectives and Policies. The Acquiring Fund and the Acquired Funds have identical investment objectives. Each Fund's primary investment objective is to seek a high level of current income, and each Fund seeks capital growth as a secondary objective.

Each Fund also has substantially similar investment strategies. Each Fund invests in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and capital appreciation potential. Each of the Funds may invest up to 100% of its Managed Assets (as defined below) in below investment-grade debt securities (commonly referred to as high-yield or "junk" bonds).

Under normal market conditions, the Funds invest in a wide range of securities, including, but not limited to, mortgage-backed securities, asset-backed securities, corporate bonds, collateralized debt obligations, loans, convertible securities, municipal obligations and foreign government obligations, as well as distressed securities. "Managed Assets" means the average daily gross asset value of a Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any.

Because each Fund has the same investment objective and substantially similar investment strategies, the Sub-Advisor does not expect to dispose of a material amount of portfolio securities of any of the Funds in connection with the Reorganizations. The below table summarizes the differences, if any, in each of the Funds' investment limitations:


   ----------------------------------- ---------------------------------------
                                                         FUND
                                       ---------------------------------------
               INVESTMENT                  FHI          FHY            FHO
               LIMITATIONS
                                         (AS A PERCENTAGE OF MANAGED ASSETS)
   ----------------------------------- ---------------------------------------
   Below Investment Grade                  100%         100%           100%
   Maximum Equity Allocation                20%          25%            40%
   Maximum below CCC- Allocation            20%          15%            40%
   Maximum Foreign Investment(1)          50%/15%      50%/20%         100%
   Maximum Distressed Investment            15%          15%            40%
   ----------------------------------- ------------- ------------- -----------

____________________

(1) FHI and FHY each may invest up to 50% of its Managed Assets in foreign securities; provided, however, that 30% of the total of Managed Assets invested in obligations of foreign domiciled structured finance issuers plus the percentage of Managed Assets invested in other foreign domiciled issuers may not exceed 15% of FHI's Managed Assets or 20% of FHY's Managed Assets, respectively.

In managing each Fund's portfolio, the Sub-Advisor employs an active management approach that emphasizes the flexibility to allocate assets across a wide range of asset classes and thereby may provide the advantage of a diversified high income portfolio. The Sub-Advisor searches a broad array of asset categories and sectors to identify the most attractive relative value prospects. In addition to the traditional below-investment grade corporate market, the Sub-Advisor may strategically utilize asset-backed securities, mortgage-backed securities, and other structured finance vehicles as well as convertible securities, preferred stock and other equity securities. The Sub-Advisor believes that the opportunity to acquire a diverse set of assets may contribute to higher total returns and a more stable net asset value for each Fund than would result from investing in a single sector of the debt market such as below-investment grade corporate bonds. The Sub-Advisor utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Sub-Advisor also draws upon the internal expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The Sub-Advisor takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis, interest rate forecasts and review of sector and industry trends. The Sub-Advisor uses credit research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Sub-Advisor may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

See -- "Proposal 1 -- The Reorganizations -- Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Funds."

Management. The same individuals constitute the Boards of each Fund, and the Funds have the same officers. First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor") is the investment advisor to the Acquiring Fund and Acquired Funds and is responsible for supervising the Sub-Advisor. First Trust Advisors is also responsible for the ongoing monitoring of each Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. For these investment management services, First Trust Advisors is entitled to a monthly fee calculated at an annual rate of 0.90% of each Fund's Managed Assets.

Prior to June 29, 2009, Valhalla Capital Partners, LLC ("Valhalla") served as the sub-advisor to the Acquiring Fund and the Acquired Funds and managed each Fund's portfolio subject to First Trust Advisors' supervision. On May 1, 2009, Valhalla submitted its notice of resignation as sub-advisor to each Fund effective June 30, 2009. Effective June 29, 2009, the Board of Trustees appointed Brookfield Investment Management Inc. as Sub-Advisor pursuant to an interim sub-advisory agreement, and effective October 14, 2009, the shareholders voted to approve a new investment sub-advisory agreement for each Fund with Brookfield. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust Advisors from its investment advisory fee.

At a joint special meeting of shareholders of the Funds held on December 20, 2010, the shareholders of each Fund approved a new investment management agreement between the Fund and First Trust Advisors and a new investment sub-advisory agreement among the Fund, First Trust Advisors and Brookfield. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

Distributions. The Funds have identical distribution policies with respect to the payment of distributions on their common shares. Each Fund's present policy, which may be changed by its Board, is to distribute to its common shareholders monthly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Fund. The Acquiring Fund expects that all or a portion of any long-term capital gains will be distributed at least annually.

Whether or not a Reorganization occurs, the timing of distributions received by Acquiring Fund and Acquired Funds shareholders is not currently expected to change, although there can be no assurance that this will be the case. Each Fund pays distributions to its shareholders at different rates, and various factors affect the level of income available to each Fund for such distributions, including the asset mix, average maturity of the portfolio and a Fund's use of leverage and hedging. Such factors will have the potential to change the level of distributions for the shareholders of a Fund, to an amount that could be different than for another Fund, whether or not a Reorganization occurs.


Although each Fund's net income for the six month period ended April 30, 2011 exceeded its respective distributions, it is anticipated that interest income of the Funds generated by certain credit impaired securities is likely to decrease over time, resulting in a decrease in the amount of distributable income in the future, absent any changes to the factors mentioned above. With respect to FHI, it is anticipated that such decrease could be material.

Accounting Survivor. The Acquiring Fund will be the accounting survivor of each of the Reorganizations and, as such, the performance history set forth in future financial statements of the combined fund will be that of the Acquiring Fund. See "Proposal 1 -- The Reorganizations (Acquired Fund Shareholders Only) -- Accounting Survivor."


Litigation. Two class action lawsuits were filed in the United States District Court for the Northern District of Illinois on behalf of purchasers of shares of the Funds. These lawsuits, Gosselin vs. First Trust Advisors L.P., et al. (filed

September 12, 2008) and Evans vs. First Trust Advisors L.P., et al. (filed September 19, 2008), were consolidated into one class action complaint, Gosselin vs. First Trust Advisors L.P. et al. (filed April 30, 2009), that names First Trust Advisors, First Trust Portfolios L.P. and each of the Funds as defendants. The consolidated complaint also names certain officers of the Funds as defendants. The plaintiffs purport to bring the action on behalf of a putative class consisting of all persons or entities who acquired shares of the Funds between July 26, 2005 and July 7, 2008 inclusive. The plaintiffs assert, among other things, that the registration statements and prospectuses for the Funds failed to disclose that (a) the Funds lacked effective controls and hedges to minimize the risk of loss from mortgage delinquencies, (b) the Funds lacked effective internal controls, (c) the extent of the Funds' liquidity risk was omitted, and (d) the extent of the Funds' risk exposure to mortgage-backed assets was misstated.

On March 22, 2011, the parties filed a Stipulation and Agreement of Settlement (the "Settlement"), which is subject to court approval. The Settlement is intended to terminate the litigation by (a) providing for release and dismissal with prejudice of all claims against the defendants and (b) creating a settlement fund for distribution to members of the putative class.


The Settlement provides for $5,150,000 in settlement funds, $5,000,000 of which is allocable to members of the putative class and $150,000 of which is allocable to certain notice and administrative expenses. Each of the Funds and the Advisor expects that any amounts relating to the settlement fund will be covered by insurance and an insurance deductible payment of $500,000 has been allocated $200,000 to First Trust Advisors, $75,000 to First Trust Portfolios L.P., and $225,000 among the Acquiring Fund and Acquired Funds on a pro rata basis, based upon the net asset value of each Fund.

By order dated April 1, 2011, the court preliminarily approved the Settlement and scheduled a Settlement Fairness Hearing for July 28, 2011 to hear any objections to the Settlement and consider whether final approval should be granted. While there can be no guarantee about the timing of the grant of final court approval, the Funds expect the court to grant final approval at the July 28, 2011 hearing or shortly thereafter with final judgment terminating the litigation becoming effective 30 days later, when the time for any objecting shareholder to appeal the grant of approval expires. There can be no guarantee that the court will grant final approval of the Settlement or that any such approval would be upheld if challenged on appeal by an objecting shareholder. If significant objections to the Settlement are received prior to the Settlement Fairness Hearing, thus affecting the final approval of the Settlement, or if an objecting shareholder appeals the grant of approval, thereby delaying termination of the litigation, the Funds might be unable to comply with certain covenants or representations and warranties in the Agreements as conditions to completing the Reorganizations. See -- "Risk Factors -- Risks Related to the Reorganizations."

CAPITALIZATION


The following tables set forth the unaudited capitalization of the Funds as of April 30, 2011 and the pro-forma combined capitalization of a combined Fund as if one or both of the Reorganizations had occurred on that date. The tables reflect a pro-forma exchange ratio of approximately 0.24 and 0.30 common shares of the Acquiring Fund issued for each common share of FHI and FHO, respectively. If the Reorganizations are consummated, the actual exchange ratios may vary from the ratios indicated below.


                                                FIRST TRUST      FIRST TRUST
                                              STRATEGIC HIGH   STRATEGIC HIGH
                                              INCOME FUND II     INCOME FUND      PRO FORMA       COMBINED FUND --
                                                   (FHY)            (FHI)        ADJUSTMENTS       PRO FORMA  (1)
---------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY:
Common Shares, $.01 par value per share;
   9,533,776 shares outstanding for
   Acquiring Fund, 9,150,594 shares
   outstanding for Acquired Fund, 5,371,978
   shares outstanding for Combined Fund --
   Pro Forma                                    $     95,338     $     91,508       $(133,124)    $        53,720  (2)
Paid-in surplus                                  140,270,212      120,206,150        (161,566)        260,314,796
Undistributed net investment income               (1,305,828)      (3,375,996)                         (4,681,824)
Net realized gain (loss) from investment
   transactions                                  (89,056,225)     (80,639,347)                       (169,695,572) (3)
Net unrealized appreciation of investments         4,520,672        1,361,733                           5,882,405
Net assets                                      $ 54,524,169     $ 37,644,046       $(294,690)     $   91,873,525  (4)
----------------------------------------------------------------------------------------------------------------------

(1) The adjusted balances are presented as if the Reorganization were effective as of April 30, 2011 for information purposes only. The actual Closing Date of the Reorganization is expected to be promptly after shareholder approval of the Reorganization, at which time the results would be reflective of the actual composition of shareholders' equity at that date.

(2) Assumes the issuance of 2,194,053 Acquiring Fund Common Shares in exchange for the net assets of FHI, which number is based on the net asset value of the Acquiring Fund Common Shares and the net asset value of the FHI common shares, as of April 30, 2011, after adjustment for the impact of a 1-for-3 reverse share split of Acquiring Fund Common Shares. The issuance of such number of Acquiring Fund Common Shares would result in the distribution of 0.24
      Acquiring Fund Common Shares for each common share of FHI upon liquidation of FHI, after adjustment for the impact of a 1-for-3 reverse share split of Acquiring Fund Common Shares.

(3) Assumes FHI carries forward all of its net realized capital losses from investment transactions ($47,096,138) to the Acquiring Fund.
      Realized capital losses are historically allowed to be carried forward for eight tax years. Limitations under the applicable tax regulations will apply to pre-Reorganization losses and these limitations are expected to be substantial.

(4) Includes the impact of estimated Reorganization costs of $174,135 for FHY and $120,555 for FHI.


                                                FIRST TRUST
                                                 STRATEGIC       FIRST TRUST
                                                HIGH INCOME    STRATEGIC HIGH
                                                  FUND II      INCOME FUND III    PRO FORMA      COMBINED FUND --
                                                   (FHY)            (FHO)        ADJUSTMENTS       PRO FORMA(1)
  --------------------------------------------------------------------------------------------------------------------
  SHAREHOLDERS' EQUITY:
  Common Shares, $.01 par value per share;
     9,533,776 shares outstanding for
     Acquiring Fund, 9,156,182 shares
     outstanding for Acquired Fund, 5,908,560
     shares outstanding for Combined Fund --
     Pro Forma                                  $     95,338      $    91,562       $(127,814)    $       59,086 (2)
  Paid-in surplus                                140,270,212       78,199,017        (198,131)       218,271,098
  Undistributed net investment income             (1,305,828)         718,980                           (586,848)
  Net realized gain (loss) from investment
     transactions                                (89,056,225)     (35,745,596)                      (124,801,821)(3)
  Net unrealized appreciation of investments       4,520,672        3,588,154                          8,108,826
  Net assets                                    $ 54,524,169      $46,852,117       $(325,945)    $  101,050,341 (4)
  --------------------------------------------------------------------------------------------------------------------

(1) The adjusted balances are presented as if the Reorganization were effective as of April 30, 2011 for information purposes only. The actual Closing Date of the Reorganization is expected to be promptly after shareholder approval of the Reorganization, at which time the results would be reflective of the actual composition of shareholders' equity at that date.


                                       6




(2) Assumes the issuance of 2,730,635 Acquiring Fund Common Shares in exchange for the net assets of FHO, which number is based on the net asset value of the Acquiring Fund Common Shares and the net asset value of the FHO common shares, as of April 30, 2011, after adjustment for the impact of a 1-for-3 reverse share split of Acquiring Fund Common Shares. The issuance of such number of Acquiring Fund Common Shares would result in the distribution of 0.30
      Acquiring Fund Common Shares for each common share of FHO upon liquidation of FHO, after adjustment for the impact of a 1-for-3 reverse share split of Acquiring Fund Common Shares.

(3) Assumes FHO carries forward all of its net realized capital losses from investment transactions ($29,946,190) to the Acquiring Fund.
      Realized capital losses are historically allowed to be carried forward for eight tax years. Limitations under the applicable tax regulations will apply to pre-Reorganization losses and these limitations are expected to be substantial.

(4) Includes the impact of estimated Reorganization costs of $174,135 for FHY and $151,810 for FHO.


                                                      FIRST TRUST   FIRST TRUST
                                      FIRST TRUST      STRATEGIC     STRATEGIC
                                     STRATEGIC HIGH   HIGH INCOME   HIGH INCOME
                                     INCOME FUND II      FUND         FUND III      PRO FORMA    COMBINED FUND --
                                         (FHY)           (FHI)         (FHO)       ADJUSTMENTS     PRO FORMA(1)
----------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY:
Common Shares, $.01 par value per
   share; 9,533,776 shares
   outstanding for Acquiring Fund,
   9,150,594 and 9,156,182 shares
   outstanding for FHI and FHO,
   respectively, 8,102,613 shares
   outstanding for Combined Fund --
   Pro Forma                          $     95,338    $     91,506   $     91,562   $ (197,380)     $       81,026 (2)
Paid-in surplus                        140,270,212     120,206,150     78,199,017     (249,120)        338,426,259
Undistributed net investment income     (1,305,828)     (3,375,996)       718,980                       (3,962,844)
Net realized gain (loss) from
   investment transactions             (89,056,225)    (80,639,347)   (35,745,596)                    (205,441,168)(3)
Net unrealized appreciation of
   investments                           4,520,672       1,361,733      3,588,154                        9,470,559
Net assets                                                                                          $  138,573,832 (4)
                                      $ 54,524,169    $ 37,644,046   $ 46,852,117   $ (446,500)
----------------------------------------------------------------------------------------------------------------------

(1) The adjusted balances are presented as if the Reorganization were effective as of April 30, 2011 for information purposes only. The actual Closing Date of the Reorganization is expected to be promptly after shareholder approval of the Reorganization, at which time the results would be reflective of the actual composition of shareholders' equity at that date.

(2)   Assumes the issuance of 2,194,053 and 2,730,635 Acquiring Fund Common
      Shares in exchange for the net assets of FHI and FHO, respectively, which number is based on the net asset value of the Acquiring Fund
      Common Shares and the net asset value of the respective Acquired Fund
      Common Shares, as of April 30, 2011, after adjustment for the impact of a 1-for-3 reverse share split. The issuance of such number of Acquiring Fund Common Shares would result in the distribution of 0.24 and 0.30 Acquiring Fund Common Shares for each common share of FHI and FHO, respectively, upon liquidation of such Acquired Fund, after adjustment for the impact of a 1-for-3 reverse share split of Acquiring Fund Common Shares.

(3) Assumes the Acquired Funds carry forward all of their net realized losses from investment transactions ($47,096,138 and $29,946,190 for FHI and FHO, respectively) to the Acquiring Fund. Realized capital losses are historically allowed to be carried forward for eight tax years. Limitations under the applicable tax regulations will apply to pre-Reorganization losses and these limitations are expected to be substantial.

(4) Includes the impact of estimated Reorganization costs of $174,135, $120,555 and $151,810 for FHY, FHI and FHO, respectively.

COMPARATIVE PERFORMANCE INFORMATION


Comparative total return investment performance for the Funds for periods ended April 30, 2011:


                       TOTAL RETURN ON NET ASSET VALUE                  TOTAL RETURN ON MARKET VALUE

                       CUMULATIVE         AVERAGE ANNUAL              CUMULATIVE          AVERAGE ANNUAL
                 --------------------------------------------   -------------------------------------------------
                    SIX         ONE       FIVE     LIFE OF          SIX        ONE        FIVE     LIFE OF
                   MONTHS      YEAR       YEARS      FUND         MONTHS      YEAR        YEARS      FUND
-----------------------------------------------------------------------------------------------------------------
First Trust
Strategic High
Income Fund II
(FHY)              13.02%     23.97%      -9.19%     -9.00%       11.66%      22.50%     -11.82%    -11.63%
First Trust
Strategic High
Income Fund
(FHI)              14.53%     27.72%     -14.54%    -11.64%       11.16%      20.92%     -16.67%    -14.05%
First Trust
Strategic High
Income Fund III
(FHO)               6.90%     16.97%      NA        -15.66%        8.78%      17.06%      NA        -18.84%
-----------------------------------------------------------------------------------------------------------------

"Total Return on Market Value" is the return on an investment in common shares of each Fund, taking into account income and capital gains distributions, if any, as well as changes in market price per share. "Total Return on Net Asset Value" is the return on investment in common shares of each Fund, taking into account income, capital gains distributions, if any, as well as changes in net asset value per share. Life of Fund performance is calculated from March 28, 2006 for the Acquiring Fund, July 26, 2005 for FHI and March 27, 2007 for FHO. Past performance information is not necessarily indicative of future results.


COMPARATIVE FEE TABLE(1)


After the Reorganizations, the Acquiring Fund is anticipated to have a lower total annual operating expense ratio than each Fund's total annual operating expense ratio individually prior to the Reorganizations. As described in this Joint Proxy Statement/Prospectus, an unfavorable vote by the shareholders of one of the Acquired Funds will not affect the implementation of a Reorganization by the other Acquired Fund if approved by shareholders of such other Acquired Fund and the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization is approved by the Acquiring Fund shareholders. The following tables present the estimated operating expenses as a result of (i) the Reorganization of FHI with and into the Acquiring Fund, (ii) the Reorganization of FHO with and into the Acquiring Fund and (iii) the Reorganizations of FHI and FHO with and into the Acquiring Fund, based on fees and expenses for each Fund for the six months ended April 30, 2011. As shown below, the Reorganizations are expected to result in decreased total annual operating expenses for each Fund, although such expense savings will not be immediately realized due to the costs of the Reorganizations.

                                                           FIRST TRUST       FIRST TRUST
                                                         STRATEGIC HIGH     STRATEGIC HIGH
                                                         INCOME FUND II      INCOME FUND
                                                              (FHY)             (FHI)          COMBINED FUND --
                                                             4/30/11           4/30/11       PRO-FORMA(2) 4/30/11
------------------------------------------------------- ------------------ ----------------- ---------------------
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)
Management Fees                                               1.15%             1.14%               1.14%
Interest and Fees on Leverage                                 0.29%             0.29%               0.29%
Other Expenses                                                0.73%             1.09%               0.49%
Total Annual Expenses                                         2.17%             2.52%               1.92%
------------------------------------------------------- ------------------ ----------------- ---------------------



                                                           FIRST TRUST       FIRST TRUST
                                                         STRATEGIC HIGH     STRATEGIC HIGH
                                                         INCOME FUND II    INCOME FUND III
                                                              (FHY)             (FHO)          COMBINED FUND --
                                                             4/30/11           4/30/11       PRO-FORMA(2) 4/30/11
------------------------------------------------------- ------------------ ----------------- ---------------------
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)
Management Fees                                               1.15%             1.16%               1.16%
Interest and Fees on Leverage                                 0.29%             0.32%               0.30%
Other Expenses                                                0.73%             0.78%               0.44%
Total Annual Expenses                                         2.17%             2.26%               1.90%
------------------------------------------------------- ------------------ ----------------- ---------------------


                                               FIRST TRUST      FIRST TRUST      FIRST TRUST
                                             STRATEGIC HIGH   STRATEGIC HIGH   STRATEGIC HIGH
                                             INCOME FUND II     INCOME FUND    INCOME FUND III   COMBINED FUND --
                                                  (FHY)            (FHI)            (FHO)         PRO FORMA(2)
                                                 4/30/11          4/30/11          4/30/11           4/30/11
-------------------------------------------- ---------------- ---------------- ---------------- ------------------
ANNUAL EXPENSES (AS PERCENTAGE OF NET
ASSETS)
Management Fees                                   1.15%            1.14%            1.16%             1.15%
Interest and Fees on Leverage                     0.29%            0.29%            0.32%             0.30%
Other Expenses                                    0.73%            1.09%            0.78%             0.39%
Total Annual Expenses                             2.17%            2.52%            2.26%             1.84%
-------------------------------------------- ---------------- ---------------- ---------------- ------------------

(1)   The Comparative Fee Table is presented as of each Fund's semi-annual period (April 30, 2011).  The pro forma combined figures assume the consummation of the Reorganizations on April 30, 2011 and reflect average net asset levels for the Acquiring Fund, FHI and FHO for the 6-month period ended April 30,
      2011.

(2)   Pro forma expenses do not include the expenses to be borne by the Funds in connection with the
      Reorganizations. See "Expenses Associated with the Reorganizations" under
      "Proposal 1 -- The Reorganizations" for additional information about these expenses.

Example: The following table illustrates the expenses on a $1,000 investment based upon the fees and expenses shown above and assuming a 5% annual return.

                                                              1 YEARS       3 YEARS      5 YEARS       10 YEARS
----------------------------------------------------------- ------------- ------------ ------------- -------------
First Trust Strategic High Income Fund II (FHY)                $22           $68          $116          $250
First Trust Strategic High Income Fund (FHI)                    26            78           134           286
First Trust Strategic High Income Fund III (FHO)                23            71           121           260
Combined Acquiring Fund (FHY), FHI and FHO -- Pro-Forma         19            58           100           216
Combined Acquiring Fund (FHY) and FHI -- Pro-Forma              19            60           104           224
Combined Acquiring Fund (FHY) and FHO -- Pro-Forma              19            60           103           222
----------------------------------------------------------- ------------- ------------ ------------- -------------


The purpose of the comparative fee tables is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the tables is based upon annualized expenses for the six months ended April 30, 2011 for the Acquiring Fund and the Acquired Funds and assumes that the Reorganizations occurred on April 30, 2011. Each Fund will bear expenses incurred in the Reorganizations that are not reflected in "Other Expenses," including costs related to the preparation and distribution of materials to each Fund's Board of Trustees, expenses incurred in connection with the preparation of this Joint Proxy Statement/Prospectus and any other materials required to be delivered to shareholders, SEC and state securities commission filing fees, legal and audit fees, stock exchange fees, transfer agent fees and portfolio transfer taxes. The figures in the example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The example assumes common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.



PROPOSAL 2:      ISSUANCE OF ACQUIRING FUND COMMON SHARES


In connection with the proposed Reorganizations described under "Proposal 1: The Reorganizations," the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE. The Acquiring Fund will acquire all the assets and assume all the liabilities of each Acquired Fund in exchange for the newly-issued Acquiring Fund Common Shares. The Reorganizations will result in no reduction of net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganizations. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganizations. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit shareholders of the Acquiring Fund. In particular, the Acquiring Fund Board believes, based on data presented by the Advisor, that the Acquiring Fund will experience a reduced annual operating expense ratio as a result of the Reorganizations. See "Proposal 1 -- Reasons for the Reorganizations."


THE BOARD OF THE ACQUIRING FUND RECOMMENDS THAT COMMON SHAREHOLDERS OF THE ACQUIRING FUND VOTE "FOR" THE APPROVAL OF THE ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES IN CONNECTION WITH THE REORGANIZATIONS. Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the matter. See "Proposal 2 -- Issuance of Additional Acquiring Fund Common Shares."


                                  RISK FACTORS

Investment in the Funds may not be appropriate for all investors. The Funds are not intended to be a complete investment program and due to the uncertainty inherent in all investments, there can be no assurance that a Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Funds. Because of their identical investment objectives and substantially similar investment policies, the Funds are subject to similar investment risks. Unless otherwise indicated, the risks for investing in each of the Funds are the same, and the risks of investing in FHY will remain in effect, whether or not a Reorganization is approved. The following risks and special considerations should be considered by shareholders investing in each Fund in their evaluation of the applicable Reorganization.

RISKS RELATED TO THE REORGANIZATIONS

While the Funds currently estimate that the Reorganizations will result in reduced aggregate expenses of the Funds, the realization of these reduced expenses may take longer than expected to be realized or may not be realized at all. After each Reorganization, the Acquiring Fund is expected to incur lower total expenses on a per common share basis than each of the Funds currently incurs. However, no matter which Funds complete their Reorganizations, the Acquiring Fund may incur higher total expenses for a period due to expenses associated with the Reorganizations prior to experiencing such savings or may never experience such savings if its fixed costs were to increase or the value of its assets were to decrease. There can be no assurance that future expenses will not increase or that any expense savings will be realized. Moreover, the level of expense savings will vary depending on the completion of the proposed Reorganizations. To the extent that one of the Reorganizations is not completed, any expected savings by the Funds may be reduced.

Each Fund has incurred expenses related to the Reorganizations. The Acquired Funds and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations, including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund's Board, expenses incurred in connection with the preparation of the Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees and legal and accounting fees in connection with the Reorganizations, legal fees incurred preparing each Fund's Board materials, attending each Fund's Board meetings and preparing the minutes, accounting fees associated with each Fund's financial statements, stock exchange fees, transfer agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be allocated among the Funds pro rata, based upon the net asset value of the Funds prior to the Closing Date. Because the Funds have already incurred expenses solely and directly attributable to the Reorganizations and because each Fund is responsible for paying those expenses, if a Fund's respective shareholders do not approve their Fund's respective Reorganization, such Fund will continue to be responsible for the expenses arising from the proposed Reorganizations even though its proposed Reorganization will not occur and those expenses may be material. Neither the Funds nor the Advisor or Sub-Advisor will pay any expenses of shareholders arising out of or in connection with the Reorganizations.

The Boards have been informed of litigation counsel's expectations regarding the timing for final court approval of the settlement of the two class action lawsuits filed in the United States District Court for the Northern District of Illinois on behalf of certain purchasers of the Funds' shares. The Boards had previously deferred further consideration of any Reorganization proposal pending the outcome of Settlement discussions regarding this litigation, but after being advised of the anticipated timetable for the Court's final approval of the Settlement and when the judgment would become final and the case terminated, the Boards agreed to consider - and approved - the Reorganizations. If significant objections to the Settlement are received prior to the Settlement Fairness Hearing, which is scheduled for July 28, 2011, thus affecting the final approval of the Settlement, or if an objecting shareholder appeals the grant of final approval, thereby delaying termination of the litigation, the Funds might be unable to comply with certain covenants or representations and warranties in the Reorganization Agreement as conditions to completing the Reorganizations. Furthermore, in the event the court denies final approval or its approval is overturned on appeal, the litigation would move forward, and the Funds would incur additional costs of defense and would face potential liability if the plaintiffs prevailed on their claims. The costs of defense and potential liability could vary from Fund to Fund due to differences in the claims asserted against, and the defenses available to, each Fund. However, pursuant to each Agreement, in the event the Reorganizations are approved and consummated, any costs of defense or liabilities incurred by any of the Funds would be assumed by the Acquiring Fund. In view of the uncertainties inherent in litigation, no judgment can be made at this time as to the amount or range of costs and liabilities that would be incurred by the Funds if final approval is denied or overturned on appeal.

RISKS RELATED TO AN INVESTMENT IN THE FUNDS

Investment and Market Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Acquiring Fund Common Shares represents an indirect investment in the securities owned by the Acquiring Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which a Fund invests will affect the value of the Fund's common shares. Each Fund's common shares at any point in time may be worth less than at the time of this Joint Proxy Statement/Prospectus, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow a Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

Government Intervention Risks. The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Funds invest, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate fixed income securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund's ability to achieve its investment objectives. The Sub-Advisor will monitor developments and seek to manage each Fund's portfolio in a manner consistent with achieving the Fund's investment objective, but there can be no assurance that it will be successful in doing so.

Management Risk. Each Fund is subject to management risk because it has an actively managed portfolio. The Advisor and the Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired results.

Value Investing Risk. Each Fund focuses its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

Below-Investment Grade Debt Securities Risk. Each Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities. Below-investment grade debt securities are rated below "Baa" by Moody's Investors Service, Inc. ("Moody's"), below "BBB" by Standard & Poor's Rating Group, a division of The McGraw Hill Companies, Inc. ("S&P"), comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable credit quality by the Sub-Advisor. Below-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade debt securities. For these reasons, an investment in each Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make interest and/or principal payments; and (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. The recent economic downturn severely affected the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. As a result, the Funds could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

Fixed-Income Securities Risk. In addition to the risks discussed above, debt securities, including high-yield securities, are subject to certain risks, including:

   o Issuer/Credit Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer's goods and services and failure.

   o Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

   o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing a Fund to reinvest the proceeds from such prepayment in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

   o Reinvestment Risk. Reinvestment risk is the risk that income from a Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund's portfolio's current earnings rate. A decline in income could affect a Fund's market price, level of distributions, or its overall returns.

Mortgage-Backed Securities Risk. The Funds invest in both residential and commercial mortgage-backed securities. Residential mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets which include all types of residential mortgage products. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of a Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the mortgage securities markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

Each Fund may also invest in mortgage-backed securities which are interest-only ("IO") securities and principal-only ("PO") securities. An IO security receives some or all of the interest portion of the underlying collateral and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due. IOs are sold at a deep discount to their notional principal amount. A PO security does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise.

In addition to the foregoing, residential mortgage-backed securities are subject to additional risks, including:

   o Recent Developments in the Residential Mortgage Market. The United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable, after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally. Another factor that may have contributed to, and may in the future result in, higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans. Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgage loans.

   o Junior Liens. If a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust. Proceeds from any liquidation, insurance or condemnation proceedings generally will be available to satisfy the balance of a junior mortgage loan only to the extent that the claims of such senior mortgagees or beneficiaries have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee generally may not foreclose on property securing a junior mortgage unless it forecloses subject to the senior mortgages or deeds of trust.

   o Prepayments. Depending on the length of a residential mortgage obligation underlying a residential mortgage-backed security, unscheduled or early payments of principal and interest may shorten the security's effective maturity and the prevailing interest rates may be higher or lower than the current yield of a Fund's portfolio at the time the Fund receives the payments for reinvestment.

Asset-Backed Securities Risk. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Similar to traditional fixed-income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

Municipal Securities Risk. The amount of public information available about the municipal securities in each Fund's portfolio may generally be less than that for corporate equity or debt securities. The secondary market for municipal securities, particularly below-investment grade debt securities in which a Fund may invest, also tends to be less well-developed and less liquid than many other securities. Some municipal securities are supported only by the revenue of a particular project or privately operated facility and are not supported by the taxing power of any governmental entity.

Municipal securities are also subject to a risk that terrorist attacks could cause substantial loss of life, damage the local economy and damage or destroy significant portions of the municipal infrastructure. These attacks, and measures taken to prevent them, may impose substantial costs on municipal budgets and hinder the issuer's ability to pay interest and repay principal on municipal securities.

Foreign Securities Risk. FHO may invest 100% of its Managed Assets in securities (equity or debt) of foreign issuers. FHI and FHY each may invest up to 50% of its Managed Assets in foreign securities; provided, however, that 30% of the total of Managed Assets invested in obligations of foreign domiciled structured finance issuers plus the percentage of Managed Assets invested in other foreign domiciled issuers may not exceed 15% of FHI's Managed Assets or 20% of FHY's Managed Assets, respectively. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of a Fund's investments;
(iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that a Fund invests a significant amount of its assets in companies located in one region and to the extent that a Fund invests in securities of issuers in emerging markets.

Foreign Government Securities Risk. Economies and social and political climates in individual countries may differ unfavorably from the United States. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There may be no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

Emerging Markets Risk. Each Fund may invest in securities of issuers located in countries considered to be emerging markets, and investments in such securities are considered speculative. Heightened risks of investing in emerging markets securities include: (i) smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; (ii) significant price volatility; (iii) restrictions on foreign investment; and (iv) possible repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. Each Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Distressed Securities Risk. FHI, FHY and FHO may invest 15%, 15% and 40% of their Managed Assets, respectively, in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. Each Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income may be diminished. Each Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Equity Securities Risk. FHI, FHY and FHO may invest up to 20%, 25% and 40% of their Managed Assets, respectively, in equity securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which a Fund has exposure. Equity securities prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the U.S. and foreign equity securities in which a Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies. Equity securities risk will affect a Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund change.

Preferred Stock Risk. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed-income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Funds may invest may be convertible preferred stocks, which have risks similar to convertible securities as described above in "Risks--Convertible Securities Risk."

Credit Linked Notes Risk. Credit Linked Notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as "reference securities." Through the purchase of a Credit Linked Note, the buyer assumes the risk of default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the Credit Linked Note in the full amount of the purchase price of the Credit Linked Note. The issuer of a Credit Linked Note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. A fund that invests in Credit Linked Notes has the right to receive periodic interest payments from the issuer of the Credit Linked Note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

Credit Linked Notes are subject to the credit risk of the reference securities underlying the Credit Linked Notes. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

Credit Linked Notes typically are privately negotiated transactions between two or more parties. Each Fund investing in Credit Linked Notes bears the risk that the issuer of the Credit Linked Notes will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the Credit Linked Notes.

The market for Credit Linked Notes may suddenly become illiquid. The other parties to these transactions may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Credit Linked Notes. In certain cases, a market price for a Credit Linked Note may not be available.

Credit Default Swaps Risk. Each Fund may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. Each Fund currently segregates assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Real Estate Investment Trust ("REIT") Risk. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including: (i) rising interest rates; (ii) changes in the national, state and local economic climate and real estate conditions; (iii) perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; (iv) the ability of the owners to provide adequate management, maintenance and insurance; (v) the cost of complying with the Americans with Disabilities Act; (vi) increased competition from new properties; (vii) the impact of present or future environmental legislation and compliance with environmental laws; (viii) changes in real estate taxes and other operating expenses; (ix) adverse changes in governmental rules and fiscal policies; (x) adverse changes in zoning laws; and
(xi) other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions, however, will not generally qualify for favorable treatment as qualified dividend income.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of a Fund's common shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with a Fund's use of leverage instruments would likely increase, which would tend to further reduce returns to its common shareholders. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund's portfolio.

Market Discount From Net Asset Value Risk. Shares of closed-end investment companies frequently and each of the Funds currently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that a Fund's net asset value could decrease as a result of its investment activities. Although the value of a Fund's net assets is generally considered by market participants in determining whether to purchase or sell Fund common shares, whether investors will realize gains or losses upon the sale of a Fund common shares will depend entirely upon whether the market price of the Fund common shares at the time of sale is above or below the investor's purchase price for the Fund common shares. The market price of a Fund common shares will be determined by factors such as net asset value, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by a Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for a Fund's common shares, trading volume of a Fund's common shares, general market, interest rate and economic conditions and other factors beyond the control of a Fund. A Fund cannot predict whether the Fund's common shares will trade at, below or above net asset value.

Leverage Risk. Each Fund has the ability to borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. Each Fund also has the ability to issue preferred shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from leverage instruments). The Funds may use leverage for investment purposes, to finance the repurchase of its Fund common shares and to meet cash requirements. Although the use of leverage by a Fund may create an opportunity for increased return for the Fund common shares, it also results in additional risks and can magnify the effect of any losses for the Fund common shares. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Fund common shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the Fund common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Fund common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of a Fund's common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any preferred shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on a Fund's common shares; (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of a Fund common shares than if a Fund were not leveraged, which may result in a greater decline in the market price of a Fund's common shares; and (iv) when a Fund uses financial leverage, the investment advisory fee payable to the Advisor (and by the Advisor to the Sub-Advisor) will be higher than if a Fund did not use leverage. A Fund may nevertheless determine to continue to use leverage if the benefits to the Fund's common shareholders of maintaining the leveraged position are believed to outweigh the current reduced return.

Each Fund currently anticipates that, under normal market circumstances, it will incur leverage in an aggregate amount up to 33-1/3% of the Fund's Managed Assets. As of October 31, 2010, each Fund utilized leverage primarily through the use of reverse repurchase agreements representing approximately 18.03%, 18.14%, and 20.36% of Managed Assets for FHI, FHY and FHO, respectively. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which a Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, a Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund. On March 21, 2011, each Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc., which had a maximum commitment amount as of April 30, 2011 of $17 million, $23 million and $26 million for FHI, FHY and FHO, respectively (each, a "BNP Facility"). As of April 30, 2011, the principal amount of leverage for each Fund, all under its respective BNP Facility, was $10.8 million, $18.2 million and $17.7 million for FHI, FHY and FHO, respectively, representing approximately 22.29%, 25.03%, and 27.36% of Managed Assets for FHI, FHY and FHO, respectively. It is anticipated that the Acquiring Fund will be required to amend its BNP Facility as a result of the Reorganizations. There is no assurance that such approval will be obtained.


The funds borrowed pursuant to a leverage borrowing program, or obtained through the issuance of preferred shares, if any, constitute a substantial lien and burden by reason of their prior claim against the income of a Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by a Fund under a leverage borrowing program are senior to the rights of common shareholders and the holders of preferred shares, with respect to the payment of dividends or upon liquidation. The Funds may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Fund common shares or preferred shares or purchase Fund common shares or preferred shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, a Fund may not be permitted to pay dividends on Fund common shares unless all dividends on the preferred shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders will generally have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund ) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. A Fund may become subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any preferred shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Advisor does not believe that these covenants or guidelines will impede it from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies.


While a Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that a Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If a Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance if the Fund had not reduced leverage. A Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and common share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Derivatives Risk. Strategic transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use strategic transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of strategic transactions to generate income or for hedging, currency and interest rate management or other purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's strategic transactions will not otherwise be available to the Fund for investment purposes.

To the extent the Funds invest in derivatives, the Funds may segregate an amount of cash, cash equivalents or liquid securities on the Fund's records in an amount equal to the face value of those derivatives. The Funds may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that a Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), certain types of these transactions will be treated as senior securities representing indebtedness ("borrowings") for purposes of the requirement under the 1940 Act; and therefore, the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33-1/3% of its Managed Assets. In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were further leveraged.


Portfolio Turnover Risk. The Funds' annual portfolio turnover rate may vary greatly from year to year. As of the six months ended April 30, 2011 the portfolio turnover rate for FHI, FHY and FHO was 53%, 46% and 32%, respectively. The Sub-Advisor expects, under normal market conditions, the portfolio turnover rate for each of the Funds will not exceed 100%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Funds. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "Investment Practices -- Portfolio Turnover" and "Federal Income Tax Matters Associated with Investment in the Funds."

Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Iraq and Afghanistan and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. Below-investment grade debt securities tend to be more volatile than higher-rated fixed-income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment grade debt securities than on higher-rated fixed-income securities. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or a Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's common shares. The Funds cannot predict the effects or likelihood of similar events in the future on the U.S. and world economies, the value of the Fund common shares or the net asset value of a Fund.


Illiquid/Restricted Securities Risk. Each Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). A Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when a Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that a Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value and the Advisor's and the Sub-Advisor's judgment may each play a greater role in the valuation process. Investment of a Fund's assets in illiquid and restricted securities may restrict a Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which a Fund's operations require cash and could result in a Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, a Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling a Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, a Fund would bear market risks during that period.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of a Fund, First Trust Advisors or the Sub-Advisor. Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with affiliated brokers, and their ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Funds' ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions. Each Fund's Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of a Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their Fund common shares at a premium over the then current market price of a Fund's common shares. See "Certain Provisions of the Acquiring Fund's Declaration of Trust and By-Laws."

Secondary Market for the Funds' Common Shares. The issuance of Fund common shares through a Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's common shares. The increase in the number of outstanding Fund common shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such Fund common shares may be issued may put downward pressure on the market price for the Fund common shares. Fund common shares will not be issued pursuant to the Dividend Reinvestment Plan at any time when Fund common shares are trading at a lower price than a Fund's net asset value per common share. When a Fund's common shares are trading at a premium, the Fund may also issue Fund common shares that may be sold through public offerings, private transactions effected on the NYSE or otherwise, or through broker-dealers. The increase in the number of outstanding Fund common shares resulting from these offerings may put downward pressure on the market price for Fund common shares.


Lending Portfolio Securities. To generate additional income, a Fund may lend portfolio securities in an amount up to 33-1/3% of its Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. Each Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

                              THE SPECIAL MEETING

GENERAL


This Joint Proxy Statement/Prospectus is furnished in connection with the solicitation by the Boards of the Funds of proxies to be voted at the Special Meeting to be held at the offices of First Trust Advisors, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on August 8, 2011, at 4:00 p.m., Central time, and at any and all adjournments or postponements of such Special Meeting. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Joint Proxy Statement/Prospectus, and all other costs in connection with the solicitation of proxies will be allocated among the Funds on a pro rata basis, based upon the net asset value of each Fund. Additional solicitation may be made by officers of the Funds, by officers or employees of the Advisor or Sub-Advisor, or by dealers and their representatives. Each Fund has engaged The Altman Group, Inc. to assist in the solicitation of proxies at an estimated cost of approximately $47,250, $59,500 and $68,250 for FHI, FHO and FHY, respectively, plus reasonable expenses per Fund solicitation.

Each Fund has fixed the close of business on May 12, 2011 as the record date (the "Record Date") for determining holders of such Fund's common shares entitled to notice of and to vote at the Special Meeting. Each shareholder will be entitled to one vote for each common share held and a proportionate fractional vote for any fraction of a share held. At the close of business on the Record Date, (a) the Acquiring Fund had outstanding 9,533,776 common shares;
(b) FHI had 9,150,594 outstanding common shares; and (c) FHO had outstanding 9,156,182 common shares.

VOTING; PROXIES

For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. In any event, unless instructions to the contrary are given, a properly executed and returned proxy, whether returned via mail, telephone or Internet, will be voted FOR each Proposal, as applicable, and at the discretion of the named proxies on any other matters that may properly come before the Special Meeting, as deemed appropriate.


A quorum of shareholders for a Fund is required to take action for such Fund at the Special Meeting. Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding shares entitled to vote on a matter. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspectors of election appointed for Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. For purposes of determining the approval of Proposal 1, abstentions and broker non-votes will have the same effect as shares voted against the Proposal. For the purpose of determining the approval of Proposal 2, abstentions and broker non-votes are not considered votes cast and, therefore, will have no effect on the result of the vote.


The details of each Proposal to be voted on by the shareholders of a Fund and the vote required for approval of each Proposal are set forth under the description of each Proposal below. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by timely submitting to the Fund a letter of revocation, or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

Under the By-Laws of each Fund, any meeting of shareholders of a Fund may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders of a Fund may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

                       PROPOSAL 1 -- THE REORGANIZATIONS
                       (ACQUIRED FUND SHAREHOLDERS ONLY)


The terms and conditions of each Reorganization are set forth in the respective Agreement and Plan of Reorganization. Significant provisions of the Agreements are summarized below; however, this summary is qualified in its entirety by reference to the Agreements, the form of which is attached as Appendix A to this Joint Proxy Statement/Prospectus.

GENERAL


Each Agreement sets forth the terms of the respective Reorganization, under which (i) the Acquiring Fund will acquire all the assets of an Acquired Fund in exchange for newly issued Acquiring Fund Common Shares and the Acquiring Fund's assumption of all the liabilities of the Acquired Fund, (ii) the Acquired Fund will distribute such Acquiring Fund Common Shares to the Acquired Fund common shareholders, and (iii) the Acquired Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law. As a result of the Reorganizations, the assets of the Acquiring Fund and the Acquired Funds would be combined and the shareholders of the Acquired Funds would become shareholders of the Acquiring Fund. The Board Members and officers of the Acquiring Fund are identical to those of the Acquired Funds. If all Proposals are approved, the closing for each Reorganization (each, a "Closing") is expected to occur promptly after such approval (any such date, the "Closing Date"). All acts taking place at a Closing will be deemed to take place as of immediately after the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. Following its Reorganization, each Acquired Fund would terminate its registration as an investment company under the 1940 Act.


TERMS OF THE REORGANIZATIONS

Valuation of Assets and Liabilities. If a Reorganization is approved and the other conditions are satisfied or, to the extent permitted, waived, the value of the net assets of the applicable Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the "Valuation Date"). The value of such Acquired Fund's assets shall be determined by using the valuation procedures set forth in this Joint Proxy Statement/Prospectus to be used in connection with the Reorganization or such other valuation procedures as shall be mutually agreed upon by the parties. See "Additional Information About the Funds -- Net Asset Value."

Following each Reorganization, every common shareholder of an Acquired Fund would own common shares of the Acquiring Fund that will have an aggregate per share net asset value immediately after the Closing Date equal to the aggregate per share net asset value of that shareholder's Acquired Fund Common Shares immediately prior to the Closing Date. In calculating net asset value, accrued expenses with respect to the applicable Reorganization for each Fund will be taken into account. See "Description of Common Shares Issued by the Acquiring Fund" for a description of the rights of such shareholders. Since the Acquiring Fund Common Shares issued to the common shareholders of each Acquired Fund would be issued at net asset value in exchange for net assets of such Acquired Fund having a value equal to the aggregate per share net asset value of those Acquiring Fund Common Shares so issued, the net asset value of the Acquiring Fund Common Shares should remain virtually unchanged by each Reorganization, other than to reflect costs of the Reorganizations. However, as a result of each Reorganization, common shareholders of the Funds would hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or either Acquired Fund, as the case may be.


The Board of Trustees of the Acquiring Fund has authorized the Acquiring Fund to conduct a 1-for-3 reverse share split of the Acquiring Fund's outstanding common shares. The Acquiring Fund 1-for-3 reverse share split is not conditioned on the approval of both Reorganizations and is expected to be completed upon the consummation of one or both of the Reorganizations, as applicable.


Amendments. Under the terms of each Agreement, the Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each applicable Fund as specifically authorized by each such Fund's Board; provided, however, that following the Special Meeting, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the shareholders of the Acquired Fund under the Agreement to the detriment of such shareholders without their further approval.

Conditions. Under the terms of each Agreement, the respective Reorganization is conditioned upon, among other things, (a) approval by shareholders of the applicable Acquired Fund as described under "Votes Required" below, (b) approval by shareholders of the Acquiring Fund of the issuance of additional Acquiring Fund Common Shares under Proposal 2, (c) the applicable Funds' receipt of an opinion to the effect that such Reorganization will qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the "Code"),
(d) the absence of threatened or pending legal proceedings seeking to restrain or prohibit, or obtain damages or other relief in connection with, such Reorganization and (e) the applicable Funds' receipt of certain routine certificates and legal opinions. See "Certain Federal Income Tax Consequences of the Reorganizations."


In addition to such conditions, if significant objections to the Settlement are received prior to the Settlement Fairness Hearing, thus affecting the final approval of the Settlement, or if an objecting shareholder appeals the grant of approval, thereby delaying termination of the litigation, the Funds might be unable to comply with certain covenants or representations and warranties in the Agreement as conditions to completing the Reorganizations. See "Risk Factors -- Risks Relating to the Reorganizations."


Termination. Each Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each applicable Fund's President or Vice President without further action by the Board. In addition, any Fund may at its option terminate the respective Agreement at or before the Closing Date (regardless of any shareholder approval obtained) due to (a) a breach by any other party of any representation, warranty, or agreement contained therein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or (c) a determination by the Board of either the Acquired Fund or the Acquiring Fund that the consummation of the transactions contemplated therein is not in the best interests of the applicable Fund.

REASONS FOR THE REORGANIZATIONS

The Board of each Fund considered the Reorganizations at a meeting held on April 18, 2011. The Boards initially noted that the Reorganizations had been proposed by the Advisor and considered by the Boards in 2010, but that at that time the Boards had deferred action on the Reorganizations pending the outcome of settlement discussions with respect to pending class action claims against the Funds. The Funds' Chief Compliance Officer apprised the Boards at each quarterly meeting regarding the status of settlement discussions with plaintiffs' counsel. When each Board was informed of litigation counsel's expectations about the timing for final court approval of a settlement of these claims, the Boards agreed to further consider the Reorganizations. Prior to the April 18, 2011 meeting, the Boards received a memorandum from the Advisor providing the Board with information regarding the Reorganizations, including the reasons for proposing the Reorganizations and the other alternatives considered. The Independent Trustees also received a memorandum from their independent legal counsel regarding the findings required to be made under the 1940 Act and their duties under state law with respect to the Reorganizations. At the April 18,

2011 meeting, the Boards considered all the information presented and discussed the proposed Reorganizations with the Advisor. The Boards also received a presentation from representatives of the Sub-Advisor, including one of the portfolio managers, regarding the benefits associated with managing one combined Fund with a larger asset base. Finally, the Independent Trustees met separately with their independent legal counsel to discuss the proposed Reorganizations. Based on all the information considered, the Boards determined to approve the Reorganizations and to recommend that shareholders of the respective Acquired Funds approve the Reorganizations. The Boards, including the Independent Trustees, also determined that the Reorganizations would be in the best interests of the Funds and that the interests of the existing shareholders of the Funds would not be diluted as a result of the Reorganizations. In making these determinations, the Boards considered, among others, the following factors:

      o Similarity of the Funds. The Boards considered that each Fund has the same investment objectives and substantially similar investment policies, and is managed by the same investment advisor and sub-advisor, with the same portfolio managers.

      o Expected Lower Expense Ratios. The Boards noted that each Fund has the same management fee and sub-advisory fee schedule and the similar expenses. The Boards considered that each Fund is projected to have an annual operating expense ratio following the Reorganizations that is lower than its current annual operating expense ratio.

      o Benefits of a Larger Fund. The Boards considered additional benefits that may inure to the Funds and their shareholders from being invested in a larger combined Fund. The Boards considered the Advisor's statement that a larger Fund is expected to allow for greater portfolio diversification, which could lead to improved net asset value stability as idiosyncratic events such as defaults, corporate events or bankruptcy filings related to particular issuers would have a smaller impact on the overall portfolio. The Boards also noted the Advisor's expectation that the larger combined Fund would have greater access to leverage and a lower risk of the leverage arrangement not being renewed or the costs of leverage being increased. Finally, the Boards considered the Advisor's statement that a larger Fund could benefit shareholders by increasing average trading volume, which would provide greater liquidity to shareholders. In addition, a larger Fund may receive better analyst coverage.

      o Tax-Free Reorganizations. The Boards considered that the Reorganizations are intended to be tax-free transactions, in which shareholders will recognize no gain or loss for U.S. federal income tax purposes. The Boards also noted that the Reorganizations were expected to reduce the realized and unrealized losses available to the surviving Fund to potentially offset future gains. However, the Boards considered the Sub-Advisor's statement that expected future gains are estimated to be less than the available capital loss carryforwards following the Reorganizations.

      o Costs of the Reorganizations. The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganizations and the allocation of such costs among the Funds, and noted the Advisor's estimation that within eight months, the expense ratio reductions will make up for the cost of the Reorganizations.

      o Settlement of Litigation. The Boards considered the anticipated timing of the final court approval of the settlement of class action litigation against the Funds and the proposed timing of the Reorganizations.


VOTES REQUIRED

Each Reorganization is required to be approved by the affirmative vote of a majority of the outstanding voting securities of the applicable Acquired Fund's common shares. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the shares of the Acquired Fund present at the Special Meeting if the holders of more than 50% of the outstanding shares of the Acquired Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Acquired Fund.

DESCRIPTION OF COMMON SHARES ISSUED BY THE ACQUIRING FUND


General. The Declaration of Trust of the Acquiring Fund (the "Acquiring Fund Declaration") authorizes the issuance of an unlimited number of common shares, par value $.01 per share. As of April 30, 2011, there were issued and outstanding 9,533,776 common shares of the Acquiring Fund. If the Reorganizations are approved, at the Closing Date the Acquiring Fund will issue additional common shares. The number of such additional Acquiring Fund Common Shares will be based on the relative aggregate per share net asset values of the Acquiring Fund and the Acquired Funds, in each case as of the Valuation Date. Based on the relative per share net asset values as of April 30, 2011, and adjusted for the impact of a 1-for-3 reverse share split upon the consummation of the Reorganizations, the Acquiring Fund would have issued approximately 4,925,688 additional common shares if the Reorganizations had occurred as of that date. If only the Reorganization with respect to FHI or FHO is approved, the Acquiring Fund would have issued approximately 2,190,053 or 2,730,635 additional common shares, respectively (adjusted for the impact of a 1-for-3 reverse share split upon the consummation of the Reorganizations).


The terms of the Acquiring Fund Common Shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund Common Shares that are then outstanding. All of the Acquiring Fund Common Shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund Common Shares are, when issued, fully paid and non-assessable and have no preemptive, conversion or exchange rights or right to cumulative voting. See "Additional Information About the Funds" below and in the Reorganization SAI.

Distributions. The Acquiring Fund's present policy, which may be changed at any time by the Acquiring Fund's Board of Trustees, is to distribute to Acquiring Fund Common Shareholders monthly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Acquiring Fund. The Acquiring Fund expects that all or a portion of any long-term capital gains will be distributed at least annually.

The SEC has granted an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder (the "Exemptive Relief") to the Acquiring Fund. The Exemptive Relief generally permits the Acquiring Fund, subject to certain terms and conditions, to make distributions of long-term capital gains with respect to its common shares more frequently than would otherwise be permitted under the 1940 Act (generally once per taxable year). To rely on the Exemptive Relief, the Acquiring Fund must comply with the terms and conditions therein, which, among other things, would require the Board of Trustees of such Fund to approve such Fund's adoption of a distribution policy with respect to its common shares which calls for periodic distributions of an amount equal to a fixed percentage of the market price of such Fund's common shares at a particular point in time, or a fixed percentage of net asset value per common share at a particular point in time, or a fixed amount per common share, any of which could be adjusted from time to time. Under such a distribution policy, it is possible that the Acquiring Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. It is not currently known whether the Acquiring Fund will adopt such a distribution policy or implement the Exemptive Relief. Although the Acquiring Fund currently has no outstanding preferred shares, the Exemptive Relief would also permit the Acquiring Fund to make distributions of long-term capital gains in respect of any preferred shares that it may issue in accordance with such shares' terms.

The level distribution described above would result in the payment of approximately the same amount or percentage to Acquiring Fund Common Shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Acquiring Fund to provide a written statement accompanying any such payment that adequately discloses the source or sources of the distributions. Thus, if the source of the dividend or other distribution were the original capital contribution of the Acquiring Fund common shareholder, and the payment amounted to a return of capital, the Acquiring Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Acquiring Fund Common Shareholders should read any written disclosure provided pursuant to
Section 19(a) and Rule 19a-1 carefully and note that distributions referenced in such notices are determined in accordance with generally accepted accounting principles ("GAAP") and could vary substantially from the tax consequences for Acquiring Fund Shareholders, which are determined in accordance with applicable tax regulations.

Various factors will affect each Fund's level of distributable income, including, but not limited to, the asset mix and average maturity of the portfolio holdings and the Fund's use of leverage and hedging. Although each Fund's net income for the six month period ended April 30, 2011 exceeded its respective distributions, it is anticipated that interest income of the funds generated by certain credit impaired securities is likely to decrease over time, resulting in a decrease in the amount of distributable income in the future, absent any changes to the factors mentioned above. With respect to FHI, it is anticipated that such decrease could be material. Additionally, distributable income is determined in accordance with tax regulations, which may differ from GAAP. These differences will determine how distributions will ultimately be characterized for tax purposes. For example, principal write downs by issuers of each Fund's residential mortgage and other structured securities have significantly contributed to the Fund's historical return of capital distributions. The tax character of a Fund's fiscal year to date distributions will depend on the Fund's respective investment experience during the remainder of its fiscal year, including any additional principal write downs by the issuers of such Fund's securities. While it is uncertain as to what will transpire over the remainder of each Fund's fiscal year, it is likely that the current fiscal year distributions for each Fund will include a return of capital component. In addition, in cases where a Fund would return capital to its shareholders, such distribution may impact the Fund's ability to maintain asset coverage requirements imposed by leverage counterparties.


To permit the Acquiring Fund to maintain a more stable monthly distribution, the Acquiring Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular monthly period may be more or less than the amount of income actually earned by the Acquiring Fund during that period. Undistributed income will add to the Acquiring Fund's net asset value and, correspondingly, distributions from undistributed income will decrease the Acquiring Fund's net asset value. Shareholders will automatically have all dividends and distributions reinvested in Acquiring Fund Common Shares issued by the Acquiring Fund or purchased in the open market in accordance with the Acquiring Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

Dividend Reinvestment Plan. If Acquiring Fund Common Shares are registered directly with the Acquiring Fund or held with a brokerage firm that participates in the Acquiring Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Acquiring Fund, to receive cash distributions, all dividends, including any capital gain dividends, on your Acquiring Fund Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Acquiring Fund Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by BNY Mellon Investment Servicing (US) Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of Acquiring Fund Common Shares you will receive will be determined as follows:

(1) If the Acquiring Fund Common Shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at a price equal to the greater of (i) net asset value per Acquiring Fund Common Share on that date or (ii) 95% of the market price on that date.

(2) If Acquiring Fund Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Acquiring Fund Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Acquiring Fund Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at that time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Acquiring Fund Common Shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Acquiring Fund Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Acquiring Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Acquiring Fund Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Acquiring Fund Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Acquiring Fund. Any proxy you receive will include all Acquiring Fund Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Acquiring Fund Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions will not affect a common shareholder's tax liability on those dividends and distributions. See "Additional Information About the Funds -- Federal Income Tax Matters Associated with Investment in the Funds."

If you hold your Acquiring Fund Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

COMPARISON OF RIGHTS OF HOLDERS OF COMMON SHARES OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS

The common shares of each Fund have equal voting rights with respect to that Fund and equal rights with respect to the payment of dividends and distribution of assets upon liquidation of that Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. The provisions of the Acquiring Fund Declaration are substantially similar to the provisions of each Acquired Fund's Declaration of Trust, and all contain, among other things, identical super-majority voting provisions, as described under "Certain Provisions of the Acquiring Fund's Declaration of Trust and By-Laws" below. The full text of the Acquiring Fund Declaration and each Acquired Fund's Declaration of Trust are on file with the SEC and may be obtained as described beginning on page iii. The terms of the Acquiring Fund's Dividend Reinvestment Plan and distribution policy are identical to the terms of each Acquired Fund's Dividend Reinvestment Plan and distribution policy.

COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS

General. The Acquiring Fund and the Acquired Funds have identical investment objectives. Each Fund's primary investment objective is to seek a high level of current income, and each Fund seeks capital growth as a secondary objective. The Acquiring Fund and the Acquired Funds also have the same concentration policy:

            The Fund may not purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities.

Each Fund also has similar investment strategies. Each Fund invests in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and capital appreciation potential. Each of the Funds may invest up to 100% of its Managed Assets in below investment-grade debt securities (commonly referred to as high-yield or "junk" bonds).

Under normal market conditions, the Funds invest in a wide range of securities, including, but not limited to, mortgage-backed securities, asset-backed securities, corporate bonds, collateralized debt obligations, loans, convertible securities, municipal obligations and foreign government obligations, as well as distressed securities.

FHI, FHY and FHO may invest up to 20%, 25% and 40% of their Managed Assets, respectively, in equity securities, including, but not limited to, common and preferred stock. FHI and FHY may invest 15% and 20% of their Managed Assets, respectively, in foreign securities; FHO may invest 100% of its Managed Assets in foreign securities. FHI and FHY each may invest up to 15% of its Managed Assets, respectively, in distressed securities; FHO may invest up to 40% of its Managed Assets in distressed securities.


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


In managing each Fund's portfolio, the Sub-Advisor employs an active management approach that emphasizes the flexibility to allocate assets across a wide range of asset classes and thereby provide the advantage of a widely diversified high income portfolio. The Sub-Advisor searches a broad array of asset categories and sectors to identify the most attractive relative value prospects. In addition to the traditional below-investment grade corporate market, the Sub-Advisor may strategically utilize asset-backed securities, mortgage-backed securities, and other structured finance vehicles as well as convertible securities, preferred stock and other equity securities. The Sub-Advisor believes that the opportunity to acquire a diverse set of assets may contribute to higher total returns and a more stable net asset value for each Fund than would result from investing in a single sector of the debt market such as below-investment grade corporate bonds. The Sub-Advisor utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Sub-Advisor also draws upon the internal expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The Sub-Advisor takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis, interest rate forecasts and review of sector and industry trends. The Sub-Advisor uses credit research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Sub-Advisor may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

Each Fund's investment objectives and concentration policy are fundamental policies and may not be changed without common shareholder approval. The remainder of the investment policies including the investment strategies are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, upon 60 days prior notice.

Portfolio Investments. The Acquiring Fund and the Acquired Funds have similar investment policies. Each Fund generally invests in a variety of below-investment grade securities. Below-investment grade debt securities are rated below "Baa" by Moody's, below "BBB" by S&P, comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor. Except with respect to up to 15% of Managed Assets for FHI and FHY, and 40% of Managed Assets for FHO, the debt securities purchased by the Fund will be rated, at the time of investment, at least "CCC" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor. Below-investment grade debt securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal.

If a security owned by the Acquiring Fund or an Acquired Fund is subsequently downgraded, such Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Advisor will consider what action, including the sale of such security, is in the best interest of such Fund and its common shareholders. The Funds' debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Below-investment grade securities in which the Funds may invest include:

      Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single-and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association (also known as Ginnie Mae), the Federal National Mortgage Association (also known as Fannie Mae), the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

      Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

      Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or "PO," security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or "IO," security receives interest payments from the same underlying mortgage.

      Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

      Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described above with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

      Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupon bonds which pay no interest. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

      Collateralized Debt Obligations. A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). CDOs may also be backed by a pool of credit derivatives, including credit default swaps, forward contracts and options. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to asset-backed and mortgage-backed securities.

      Loans. Each Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Sub-Advisor believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Funds invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Funds may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Funds in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

      As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as "Ba" or lower by Moody's or "BB" or lower by S&P), or may be unrated investments determined to be of comparable quality by the Sub-Advisor. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

      Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

      Municipal Obligations. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Because interest on municipal obligations is generally not taxable for federal income tax purposes, municipal securities typically have lower coupon interest rates than comparable fully-taxable instruments. A Fund may also acquire call options on specific municipal obligations to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

      Distressed Securities. FHI, FHY and FHO may invest 15%, 15% and 40% of their Managed Assets, respectively, in distressed securities. Distressed securities are securities: issued by a company in a bankruptcy reorganization proceeding; subject to some other form of public or private debt restructuring; otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. These are securities generally rated in the lower rating categories ("Ca" or lower by Moody's or "CC" or lower by S&P) or, if unrated, are determined to be of comparable quality by the Sub-Advisor. At times, distressed securities may not produce current income. Although distressed securities are particularly speculative investments, the Sub-Advisor believes they provide the opportunity for enhanced income and/or capital appreciation.

Foreign Securities. While each Fund invests primarily in securities of U.S. issuers, FHO may invest 100% of its Managed Assets in securities of corporate and governmental issuers located outside the United States (equity or debt), including issuers in developed and emerging markets. FHI and FHY each may invest up to 50% of its Managed Assets in foreign securities; provided, however, that 30% of the total of Managed Assets invested in obligations of foreign domiciled structured finance issuers plus the percentage of Managed Assets invested in other foreign domiciled issuers may not exceed 15% of FHI's Managed Assets or 20% of FHY's Managed Assets, respectively. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

Equity Securities. FHI, FHY and FHO may invest up to 20%, 25% and 40%, respectively, of their Managed Assets in equity securities. Equity securities in which the Funds may invest include, but are not limited to, common stocks, preferred stocks and convertible securities. Such securities may include common stocks of REITs and utilities that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

Preferred Stock. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Because those preferred stocks never mature, they act like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

Credit Linked Notes. The Funds may invest in credit linked notes. Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

Credit Default Swaps. The Funds may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by the Fund, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement.

Illiquid and Restricted Securities. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Investments currently considered by the Sub-Advisor to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. In the absence of readily available market quotations, a committee appointed by each Fund's Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that a Fund pays for or recovers upon the sale of illiquid securities. Investment of a Fund's assets in illiquid securities may restrict such Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which a Fund's operations require cash and could result in such Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

The Funds may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 Act, as amended (the "1933 Act"). The restriction on public sale may make it more difficult to value such securities, limit the Funds' ability to dispose of them and lower the amount the Funds could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Funds likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of each Fund's illiquidity.

Other Securities. New financial products continue to be developed and each Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

Short-Term Debt Securities; Temporary Defensive Position. During periods in which the Advisor or Sub-Advisor determines that it is temporarily unable to follow a Fund's investment strategy or that it is impractical to do so, such Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or in certain defensive instruments. The Advisor's or Sub-Advisor's determination that it is temporarily unable to follow a Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of each Fund's investment strategy is extremely limited or absent. In such a case, common shares of a Fund may be adversely affected and such Fund may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the Reorganization SAI under "Investment Policies and Techniques."

Investment Practices.

      Strategic Transactions. Each Fund may, but is not required to, use various strategic transactions to seek to: (i) reduce interest rate risks arising from any use of financial leverage; (ii) facilitate portfolio management; (iii) mitigate risks, including interest rate, currency and credit risks; and/or (iv) earn income. Strategic transactions are generally accepted under modern portfolio management theory and are regularly used by many mutual funds and other institutional investors. Although the Sub-Advisor seeks to use such practices to further the Funds' investment objectives, no assurance can be given that the Sub-Advisor will engage in any of these practices or that these practices will achieve the desired result.

The Funds may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions, total rate of return swap transactions and credit derivative instruments. The Funds also may purchase derivative instruments that combine features of these instruments. The Funds generally seek to use strategic transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for a Fund's portfolio, protect the value of a Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of a Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of a Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Funds may use derivatives for non-hedging purposes to enhance potential gain, although no more than 5% of FHI's Managed Assets may be committed to initial margin and premiums for those positions.

Strategic transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use strategic transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of strategic transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to strategic transactions are not otherwise available to a Fund for investment purposes. See "Risk Factors -- Risks Related to an Investment in the Funds -- Derivatives Risk" in this prospectus and "Other Investment Policies and Techniques" in the Reorganization SAI for further information on strategic transactions and their risks.

      Use of Leverage. Each Fund currently anticipates that, under normal market circumstances, it will incur leverage in an aggregate amount up to 33-1/3% of the Fund's Managed Assets. As of October 31, 2010, each Fund utilized leverage primarily through the use of reverse repurchase agreements representing approximately 18.03%, 18.14%, and 20.36% of Managed Assets for FHI, FHY and FHO, respectively. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which a Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, a Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund. On March 21, 2011, each Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc., which had a maximum commitment amount as of April 30, 2011 of $17 million, $23 million and $26 million for FHI, FHY and FHO, respectively (each, a "BNP Facility"). As of April 30, 2011, the principal amount of leverage for each Fund, all under its respective BNP Facility, was $10.8 million, $18.2 million and $17.7 million for FHI, FHY and FHO, respectively, representing approximately 22.29%, 25.03%, and 27.36% of Managed

Assets for FHI, FHY and FHO, respectively. It is anticipated that the Acquiring Fund will be required to amend its BNP Facility as a result of the Reorganizations. There is no assurance that such approval will be obtained.

      Lending of Portfolio Securities. Each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. The Funds would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Funds may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Funds would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Funds would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Advisor's judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and/or incur losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights.


      Portfolio Turnover. Each Fund's annual portfolio turnover rate may vary greatly from year to year. As of the six months ended April 30, 2011, the portfolio turnover rate for FHI, FHY and FHO was approximately 53%, 46% and 32%, respectively, primarily as a result of the leverage strategy utilized by each of the Funds for such period. The Sub-Advisor expects for future periods, under normal market conditions, the portfolio turnover rate for each of the Funds will not exceed 100%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when a Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. See "Additional Information About the Funds -- Federal Income Tax Matters Associated with Investment in the Funds."


Investment Restrictions. Each Fund, as a fundamental policy, may not:

       1. With respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of a Fund's total assets would then be invested in securities of any single issuer or if, as a result, a Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;

       2. Purchase any security if, as a result of the purchase, 25% or more of a Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities;

       3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

       4. Issue senior securities, as defined in the 1940 Act, other than: (i) preferred shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above; or (iv) pursuant to a Securities and Exchange Commission exemptive order;

       5. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

       6. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

       7. Purchase or sell real estate, but this shall not prevent a Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and a Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of a Fund's ownership of such securities; and

       8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

For the purpose of applying the limitation set forth in subparagraph (1) above, asset- and mortgage-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and asset- and mortgage-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

For the purpose of applying the limitation set forth in subparagraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of each Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and preferred shares, if any, voting together as a single class, and of the holders of the outstanding preferred shares voting as a single class.

In addition to the foregoing investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

       1. Sell securities short, unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

       2. Purchase securities of listed companies for the purpose of exercising control.

The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.


CERTAIN PROVISIONS OF THE ACQUIRING FUND'S DECLARATION OF TRUST AND BY-LAWS


Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Acquiring Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of Trustees is currently five, but the Board of Trustees may increase the size of the Board up to a total of 15 Trustees. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining Trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and preferred shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction);
(3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration of Trust); (4) in certain circumstances, a termination of the Fund; (5) a removal of Trustees by common shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are preferred shares outstanding, the affirmative vote of the holders of two-thirds of the preferred shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects preferred shares, if any, then an affirmative vote of two-thirds of the preferred shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the Trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a Trustee, when the Trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of Fund shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and preferred shares, if any, outstanding and entitled to vote. See the Reorganization SAI under "Certain Provisions in the Declaration of Trust."

The provisions of the Declaration of Trust described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

EXPENSES ASSOCIATED WITH THE REORGANIZATIONS


In evaluating the Reorganizations, management of the Funds estimated the total amount of expenses the Funds would incur to be approximately $446,500, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees and proxy and distribution costs. These expenses are to be allocated among the Acquiring Fund and Acquired Funds on a pro rata basis, based upon the net asset value of each Fund prior to the Closing Date. As of April 30, 2011, such expenses would be allocated, as follows:


                                               RELATIVE PERCENTAGE OF
                       NET ASSET VALUE AS OF    NET ASSET VALUE AS OF       REORGANIZATION
                           APRIL 30, 2011          APRIL 30, 2011         EXPENSES PER FUND
      FHI                   $ 37,644,046                   27%                  $120,555
      FHY                     54,524,169                   39%                  $174,135
      FHO                     46,852,117                   34%                  $151,810
                       ----------------------- ------------------------ -----------------------
      Total                 $139,020,332                  100%                  $446,500
                       ======================= ======================== =======================

Each Fund will incur its applicable Reorganization expenses, whether or not such Reorganization is consummated.


Each Fund has engaged The Altman Group, Inc. to assist in the solicitation of proxies at an estimated cost of approximately $47,250, $59,500 and $68,250 for FHI, FHO and FHY, respectively, plus reasonable expenses. Additional solicitation may be made by letter or telephone by officers or employees of First Trust Portfolios L.P. or the Advisor, or by dealers and their representatives.

Reorganization expenses have been or will be expensed prior to the Closing Date. Management of the Funds expects that reduced operating expenses resulting from the Reorganizations should allow the recovery of the projected costs of the Reorganizations within approximately eight months after the Closing Date with respect to the Acquiring Fund and each Acquired Fund.


ACCOUNTING SURVIVOR

The Acquiring Fund will be the accounting survivor of each of the Reorganizations and, as such, the performance history set forth in future financial statements of the combined fund will be that of the Acquiring Fund. In designating the Acquiring Fund as the accounting survivor for each of the Reorganizations, the Funds compared the following attributes of each Fund: the Funds' investment advisor and sub-advisor;, investment objectives, strategies and restrictions; expense structures and expense ratios; asset size and portfolio composition. Because each of the Funds has an identical investment advisor and sub-advisor, identical investment objectives and substantially similar investment strategies and restrictions, expense structures and portfolio compositions, the Funds have determined that the Acquiring Fund should be designated as the accounting survivor primarily due to the fact that it has the highest net assets and lowest expense ratio as of the date the Board of Trustees of each Fund approved the applicable Reorganization. In addition, the pro forma expense ratio of the combined fund is anticipated to most closely resemble that of the Acquiring Fund. See "Additional Information About the Funds -- Financial Highlights" for each of the Funds.


DISSENTING SHAREHOLDERS' RIGHTS OF APPRAISAL

Under Massachusetts law and each Fund's charter documents, shareholders of the Acquired Funds and the Acquiring Fund do not have dissenters' rights of appraisal with respect to the Reorganizations.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

As a condition to each applicable Fund's obligation to consummate a Reorganization, each such Fund will receive a tax opinion from Chapman and Cutler LLP (which opinion will be based on certain factual representations and certain customary assumptions) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

      1. The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata distribution to the Acquired Fund shareholders of all the Acquiring Fund shares received by such Acquired Fund in complete liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

      2. No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund.

      3. No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund shares, respectively, to the Acquired Fund shareholders in complete liquidation of the Acquired Fund.

      4. No gain or loss will be recognized by the Acquired Fund's shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund shares in the Reorganization.

      5. The aggregate basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

      6. The basis of an Acquired Fund's assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

      7. The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.


Prior to the date of a Reorganization, the applicable Acquired Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any capital loss carryforwards), if any, through the date of the Reorganization. This distribution will be taxable to shareholders for federal income tax purposes and will include any net capital gains resulting from the sale of any portfolio assets. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the applicable Acquired Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.


After a Reorganization, the combined fund's ability to use the applicable Acquired Fund's or the Acquiring Fund's pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, former shareholders of an Acquired Fund may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.

In addition, the shareholders of each Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of each Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE FOREGOING IS INTENDED TO BE ONLY A SUMMARY OF THE PRINCIPAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS AND SHOULD NOT BE CONSIDERED TO BE TAX ADVICE. THERE CAN BE NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE WILL CONCUR ON ALL OR ANY OF THE ISSUES DISCUSSED ABOVE. ACQUIRED FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES WITH RESPECT TO THE FOREGOING MATTERS AND ANY OTHER CONSIDERATIONS WHICH MAY BE APPLICABLE TO THEM.

THE BOARD OF EACH ACQUIRED FUND RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF ITS REORGANIZATION.

                      PROPOSAL 2 -- ISSUANCE OF ADDITIONAL
                          ACQUIRING FUND COMMON SHARES
                       (ACQUIRING FUND SHAREHOLDERS ONLY)


In connection with the proposed Reorganizations, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares on the NYSE. The Acquiring Fund will acquire all the assets and assume all the liabilities of each Acquired Fund in exchange for newly-issued Acquiring Fund Common Shares. Each Acquired Fund will distribute Acquiring Fund Common Shares to its common shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund's Board, based upon its evaluation of all relevant information, anticipates that the Reorganizations will benefit shareholders of the Acquiring Fund.

The aggregate net asset value of Acquiring Fund Common Shares received in a Reorganization will equal the aggregate net asset value of such Acquired Fund's common shares held immediately prior to the Reorganization. In calculating net asset value, accrued expenses with respect to the applicable Reorganization for each Fund will be taken into account. The Reorganizations will result in no reduction in the net asset value of the Acquiring Fund's current common shares, other than to reflect the costs of the Reorganizations. No gain or loss will be recognized by the Acquiring Fund or its shareholders in connection with the Reorganizations. The Acquiring Fund will continue to operate as a registered closed-end management investment company with the investment objectives and policies described in this Joint Proxy Statement/Prospectus.


The Board of Trustees of the Acquiring Fund has authorized the Acquiring Fund to conduct a 1-for-3 reverse share split of the Acquiring Fund's outstanding common shares. The Acquiring Fund 1-for-3 reverse share split is not conditioned on the approval of both Reorganizations and is expected to be completed upon the consummation of one or both of the Reorganizations, as applicable.


If the Reorganizations are approved, each Acquired Fund's portfolio securities will be transferred to the Acquiring Fund.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the Reorganizations, applicable NYSE rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganizations.

VOTES REQUIRED

Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent over 50% in interest of all securities entitled to vote on the matter. Abstentions and broker non-votes are not considered votes cast and, therefore, will have no effect on the result of the vote.

THE BOARD OF THE ACQUIRING FUND RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRING FUND VOTE "FOR" THE APPROVAL OF THE ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES IN CONNECTION WITH THE REORGANIZATIONS.

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

The same individuals constitute the Boards of each Fund, and the Funds have the same officers.

The Board of Trustees is responsible for the general supervision of the duties performed by the Advisor and the Sub-Advisor. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Funds" in the Reorganization SAI.

INVESTMENT ADVISOR

First Trust Advisors, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Acquiring Fund and Acquired Funds. First Trust Advisors serves as investment advisor or portfolio supervisor to investment portfolios with approximately $50.9 billion in assets which it managed or supervised as of April 30, 2011.

First Trust Advisors is responsible for supervising the Sub-Advisor. First Trust Advisors is also responsible for the ongoing monitoring of each Fund's investment portfolio, managing each Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment advisor registered with the SEC under the Investment Advisers Act of 1940, as amended. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chairman and Chief Executive Officer of First Trust Advisors. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

For additional information concerning First Trust Advisors, including a description of the services provided, see the Reorganization SAI under "Investment Advisor."

SUB-ADVISOR


Prior to June 29, 2009, Valhalla Capital Partners, LLC ("Valhalla") served as the sub-advisor to the Acquiring Fund and the Acquired Funds and managed each Fund's portfolio subject to First Trust Advisors' supervision. On May 1, 2009, Valhalla submitted its notice of resignation as sub-advisor to each Fund effective June 30, 2009. Effective June 29, 2009, the Board of Trustees appointed Brookfield as sub-advisor pursuant to an interim sub-advisory agreement pending shareholder approval of a new investment sub-advisory agreement with Brookfield. Effective October 14, 2009, the shareholders approved the new investment agreement with Brookfield. Brookfield receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust Advisors from its investment advisory fee.

At a joint special meeting of shareholders of the Funds held on December 20, 2010, the shareholders of each Fund approved a new investment management agreement between the Fund and First Trust Advisors and a new investment sub-advisory agreement among the Fund, First Trust Advisors and Brookfield. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

Brookfield (formerly Hyperion Brookfield Asset Management, Inc.), Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281, is an SEC-registered investment advisor specializing in core fixed income, high yield, structured products (Mortgage-Backed Securities ("MBS") including Commercial MBS, Residential MBS and Asset-Backed Securities ("ABS")) as well as global Real Estate Investment Trusts and listed infrastructure securities. The firm and its affiliates have over $23 billion of assets under management as of March 31, 2011. Brookfield is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $100 billion of assets under management as of March 31, 2011.

For additional information concerning Brookfield, including a description of the services provided, see the Reorganization SAI under "Sub-Advisor."

PORTFOLIO MANAGER INFORMATION

The portfolio managers identified below are currently responsible for the day-to-day management of each Fund's portfolio.

Dana E. Erikson, CFA
Managing Director

Mr. Erikson, Senior Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm's corporate high yield exposures and the establishment of portfolio objectives and strategies.

Mr. Erikson has 25 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Prior to Evergreen, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

Mr. Erikson received a BA in economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

Anthony Breaks, CFA
Director

Mr. Breaks is a Portfolio Manager on the Structured Products Investments team. Mr. Breaks is one of four team leaders in MBS/ABS and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks also has managed structured product vehicles, such as structured investment vehicles ("SIVs"), asset-backed commercial paper ("ABCP") and CDOs, for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a BS degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

The portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds, including separate accounts. The advisory fees received by Sub-Advisor in connection with the management of each Fund and other accounts are not based on the performance of the Fund or the other accounts. Information regarding those other accounts is set forth in the Reorganization SAI.

INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between the Advisor and each Fund, each Fund has agreed to pay a fee for the services and facilities provided by the Advisor at the annual rate of 0.90% of Managed Assets.

In addition to the management fee, each Fund pays all other costs and expenses of its operations including the compensation of its Trustees (other than the Trustee affiliated with the Advisor), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of the independent registered public accounting firm, expenses of repurchasing common shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

The Sub-Advisor receives a portfolio management fee at the annual rate of 0.45% of Managed Assets, which is paid by the Advisor out of the Advisor's management fee.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

GENERAL HISTORY

Each Fund is a diversified, closed-end management investment company registered under the 1940 Act. Each Fund was organized as a Massachusetts business trust (FHY on January 17, 2006, FHI on April 12, 2005 and FHO on November 14, 2006), pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. The Acquiring Fund's currently outstanding common shares are listed on the NYSE under the symbol "FHY." The currently outstanding common shares of the Acquired Funds (First Trust Strategic High Income Fund and First Trust Strategic High Income Fund III) are listed on the NYSE under the symbol "FHI" and "FHO," respectively. Each Fund's principal office is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

   The following table provides information about the Fund's outstanding securities as of May 31, 2011:


                                                                            AMOUNT HELD BY
                                                              AMOUNT        THE FUND OR FOR     AMOUNT
TITLE OF CLASS                                              AUTHORIZED        ITS ACCOUNT     OUTSTANDING
FHY Common shares........................................    Unlimited             0           9,533,776
FHI Common shares........................................    Unlimited             0           9,150,594
FHO Common shares........................................    Unlimited             0           9,156,182


The following tables set forth for each of the periods indicated the high and low closing market prices for common shares of each Fund on the NYSE, the net asset value per share and the premium or discount to net asset value per share at which the Fund's common shares were trading. Net asset value is determined daily as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern
Time). See "Net Asset Value" for information as to the determination of the Funds' net asset values.


                                                                                         PREMIUM/(DISCOUNT) TO NET
                                        MARKET PRICE                NET ASSET VALUE            ASSET VALUE
ACQUIRING FUND QUARTER ENDED            HIGH           LOW          HIGH         LOW        HIGH         LOW
March 31, 2009                          7.49           4.16         6.32        6.00       18.51%      (30.67%)
June 30, 2009                           6.30           4.60         5.66        4.86       11.31%       (5.35%)
September 30, 2009                      4.57           3.93         4.76        4.51      (3.99%)      (12.86%)
December 31, 2009                       4.61           4.12         4.77        4.58      (3.35%)      (10.04%)
March 31, 2010                          4.73           4.34         4.70        4.85        0.64%      (10.52%)
June 30, 2010                           4.61           4.15         5.04        4.90      (8.53%)      (15.31%)
September 30, 2010                      4.74           4.33         5.15        4.90      (7.96%)      (11.63%)
December 31, 2010                       4.85           4.52         5.33        5.21      (9.01%)      (13.24%)
March 31, 2011                          4.93           4.61         5.64        5.31     (12.59%)      (13.18%)


The last reported sale price, net asset value per share and percentage discount to net asset value per share of the Acquiring Fund's common shares as of May 31, 2011 were $5.30, $5.76 and -7.99%, respectively.


                                                                                       PREMIUM/(DISCOUNT) TO NET
                                        MARKET PRICE                NET ASSET VALUE            ASSET VALUE
FHI QUARTER ENDED                       HIGH            LOW         HIGH         LOW        HIGH        LOW
March 31, 2009                          5.76           3.08         4.14        3.94       39.13%      (21.83%)
June 30, 2009                           5.25           3.76         3.17        3.08       65.62%        22.08%
September 30, 2009                      3.94           2.47         3.03        2.82       30.03%      (12.41%)
December 31, 2009                       2.97           2.58         3.18        2.92      (6.60%)      (11.64%)
March 31, 2010                          3.27           2.88         3.41        3.17      (4.11%)       (9.15%)
June 30, 2010                           3.32           2.91         3.52        3.40      (5.68%)      (14.41%)
September 30, 2010                      3.45           3.05         3.70        3.46      (6.76%)      (11.85%)
December 31, 2010                       3.55           3.21         3.77        3.66      (5.84%)      (12.30%)
March 31, 2011                          3.53           3.26         4.06        3.75     (13.05%)      (13.07%)


The last reported sale price, net asset value per share and percentage discount to net asset value per share of FHI's common shares as of May 31, 2011 were $3.91, $4.12 and -5.10%, respectively.

                                                                                       PREMIUM/(DISCOUNT) TO NET
                                          MARKET PRICE            NET ASSET VALUE             ASSET VALUE
FHO QUARTER ENDED                         HIGH         LOW          HIGH         LOW       HIGH          LOW
March 31, 2009                            6.52         2.94         4.75        4.12       37.26%      (28.64%)
June 30, 2009                             4.35         3.55         3.97        3.88        9.57%       (8.51%)
September 30, 2009                        3.82         3.21         3.92        3.70      (2.55%)      (13.24%)
December 31, 2009                         4.17         3.54         4.13        3.79        0.97%       (6.60%)
March 31, 2010                            4.30         3.92         4.55        4.50      (5.49%)      (12.89%)
June 30, 2010                             4.22         3.82         4.69        4.53     (10.02%)      (15.67%)
September 30, 2010                        4.35         3.80         4.76        4.52      (8.61%)      (15.93%)
December 31, 2010                         4.39         4.12         4.91        4.87     (10.59%)      (15.40%)
March 31, 2011                            4.34         4.23         5.02        5.02     (13.55%)      (15.74%)


The last reported sale price, net asset value per share and percentage discount to net asset value per share of FHO's common shares as of May 31, 2011 were $4.66, $5.11 and -8.81%, respectively.

FIRST TRUST STRATEGIC HIGH INCOME FUND II
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                           SIX MONTHS
                                              ENDED           YEAR            YEAR           YEAR          YEAR           YEAR
                                            4/30/2011        ENDED           ENDED          ENDED         ENDED          ENDED
                                           (UNAUDITED)   10/31/2010 (a)  10/31/2009 (b)   10/31/2008    10/31/2007   10/31/2006 (c)
                                           -----------   --------------  --------------   ----------    ----------   --------------
Net asset value, beginning of period        $    5.29      $     4.74      $     8.52     $    16.31    $    20.18   $    19.10 (d)
                                            ---------      ----------      ----------     ----------    ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ............        0.24            0.62            1.29           2.04          2.42         1.18
Net realized and unrealized gain (loss) .        0.40            0.39           (3.77)         (7.83)        (4.29)        0.77
                                            ---------      ----------      ----------     ----------    ----------   ----------
Total from investment operations.........        0.64            1.01           (2.48)         (5.79)        (1.87)        1.95
                                            ---------      ----------      ----------     ----------    ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ...................       (0.21)             --           (0.09)         (1.71)        (1.95)       (0.83)
Net realized gain........................          --              --              --             --         (0.05)          --
Return of capital .......................          --           (0.46)          (1.21)         (0.29)           --           --
                                            ---------      ----------      ----------     ----------    ----------   ----------
Total from distributions.................       (0.21)          (0.46)          (1.30)         (2.00)        (2.00)       (0.83)
                                            ---------      ----------      ----------     ----------    ----------   ----------
Common Shares offering costs charged to
   paid-in capital.......................          --              --              --             --            --        (0.04)
                                            ---------      ----------      ----------     ----------    ----------   ----------
Net asset value, end of period...........   $    5.72      $     5.29      $     4.74     $     8.52    $    16.31   $    20.18
                                            =========      ==========      ==========     ==========    ==========   ==========
Market value, end of period .............   $    5.16      $     4.83      $     4.39     $     7.19    $    15.15   $    20.88
                                            =========      ==========      ==========     ==========    ==========   ==========
TOTAL RETURN BASED ON NET ASSET VALUE (e)       13.02%          23.46%         (28.92)%       (37.09)%       (9.92)%      10.13%
                                            =========      ==========      ==========     ==========    ==========   ==========
TOTAL RETURN BASED ON MARKET VALUE (e) ..       11.66%          21.71%         (22.00)%       (42.84)%      (19.21)%       8.93%
                                            =========      ==========      ==========     ==========    ==========   ==========
-------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ....   $  54,524      $   50,468      $   45,159     $   80,740    $  154,131   $  190,110
Ratio of total expenses to average net
   assets................................        3.92% (f)       2.29%           1.77%          4.09%         4.19%        2.13% (f)
Ratio of net expenses to average
   net assets ...........................        2.17% (f)       2.29%           1.77%          4.09%         4.19%        2.13% (f)
Ratio of total expenses to average net
   assets excluding interest expense
   and litigation settlement ............        1.88% (f)       2.21%           1.77%          2.45%         1.74%        1.40% (f)
Ratio of net investment income (loss)
   to average net assets ................        9.04% (f)      12.54%          22.79%         16.48%        12.64%       10.15% (f)
Portfolio turnover rate..................          46% (g)        332% (g)        147% (g)         4%           21%          24%
INDEBTEDNESS:
Total loan outstanding (in 000's)........   $  18,200            N/A             N/A            N/A     $   67,000   $   62,000
Asset coverage per $1,000 of
   indebtedness (h) .....................   $   3,996            N/A             N/A            N/A     $    3,300   $    4,066

-------------------------------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved an interim investment management agreement with First Trust Advisors L.P. and an interim investment sub-advisory agreement with Brookfield Investment Management Inc. (formerly known as Hyperion Brookfield Asset Management, Inc.) ("Brookfield"), and on December 20, 2010, the Shareholders voted to approve new such agreements.
(b) On June 29, 2009, the Fund's Board of Trustees approved an interim sub-advisory agreement with Brookfield, and on October 14, 2009, the Shareholders voted to approve new sub-advisory agreements with Brookfield.
(c) Initial seed date of March 21, 2006. The Fund commenced operations on March 28, 2006.
(d)   Net of sales load of $0.90 per share on initial offering.
(e) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in common share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(f)   Annualized.
(g) For the six months ended April 30, 2011 and the fiscal years ended October 31, 2010 and 2009, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in previous fiscal years. The turnover rate may vary greatly from year to year as well as within a year.
(h) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.
N/A   Not applicable.

FIRST TRUST STRATEGIC HIGH INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                              SIX MONTHS
                                                 ENDED            YEAR            YEAR           YEAR          YEAR         YEAR
                                               4/30/2011         ENDED           ENDED          ENDED         ENDED        ENDED
                                              (UNAUDITED)    10/31/2010 (a)  10/31/2009 (b)   10/31/2008    10/31/2007   10/31/2006
                                              -----------    --------------  --------------   ----------    ----------   ----------
Net asset value, beginning of period           $    3.75       $     2.92      $     6.57     $    15.16    $    19.82   $    19.13
                                               ---------       ----------      ----------     ----------    ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............        0.20             0.38            1.07           2.05          2.17         2.08
Net realized and unrealized gain (loss) ....        0.31             0.75           (3.64)         (8.72)        (4.84)        0.76
                                               ---------       ----------      ----------     ----------    ----------   ----------
Total from investment operations ...........        0.51             1.13           (2.57)         (6.67)        (2.67)        2.84
                                               ---------       ----------      ----------     ----------    ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ......................       (0.15)              --              --          (0.81)        (1.97)       (2.15)
Net realized gain ..........................          --               --              --             --         (0.02)          --
Return of capital ..........................          --            (0.30)          (1.08)         (1.11)           --           --
                                               ---------       ----------      ----------     ----------    ----------   ----------
Total from distributions ...................       (0.15)           (0.30)          (1.08)         (1.92)        (1.99)       (2.15)
                                               ---------       ----------      ----------     ----------    ----------   ----------
Net asset value, end of period .............   $    4.11       $     3.75      $     2.92     $     6.57    $    15.16   $    19.82
                                               =========       ==========      ==========     ==========    ==========   ==========
Market value, end of period ................   $    3.67       $     3.45      $     2.63     $     6.34    $    14.19   $    21.19
                                               =========       ==========      ==========     ==========    ==========   ==========
TOTAL RETURN BASED ON NET ASSET VALUE (c) ..       14.53%           41.21%         (42.52)%       (47.16)%      (14.65)%      15.73%
                                               =========       ==========      ==========     ==========    ==========   ==========
TOTAL RETURN BASED ON MARKET VALUE (c) .....       11.16%           44.24%         (46.35)%       (45.56)%      (25.30)%      26.16%
                                               =========       ==========      ==========     ==========    ==========   ==========
--------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......   $  37,644       $   34,322      $   26,738     $   59,381    $  136,145   $  176,375
Ratio of total expenses to average net
   assets...................................        6.13% (f)        2.68%           1.78%          4.32%         3.10%        1.20%
Ratio of net expenses to average
   net assets ..............................        2.52% (f)        2.68%           1.78%          4.32%         3.70%        1.20%
Ratio of total expenses to average net
   assets excluding interest expense and
   litigation settlement ...................        2.23% (f)        2.61%           1.72%          2.21%         1.68%        1.20%
Ratio of net investment income (loss) to
   average net assets ......................       10.54% (f)       11.23%          28.82%         19.21%        11.78%       10.84%
Portfolio turnover rate ....................          60% (d)         302% (d)        127% (d)         4%           19%          78%

INDEBTEDNESS:
Total loan outstanding (in 000's) ..........   $  10,800             N/A             N/A      $   15,000    $   61,200         N/A
Asset coverage per $1,000 of indebtedness (e)  $   4,486             N/A             N/A      $    4,959    $    3,225         N/A
----------------------------------------------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved an interim investment management agreement with First Trust Advisors L.P. and an interim investment sub-advisory agreement with Brookfield Investment Management Inc. (formerly known as Hyperion Brookfield Asset Management, Inc.) ("Brookfield"), and on December 20, 2010, the Shareholders voted to approve new such agreements.
(b) On June 29, 2009, the Fund's Board of Trustees approved an interim sub-advisory agreement with Brookfield, and on October 14, 2009, the Shareholders voted to approve a new sub-advisory agreement with Brookfield.
(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in common share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(d) For the six months ended April 30, 2011 and the fiscal years ended October 31, 2010 and 2009, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in previous fiscal years. The turnover rate may vary greatly from year to year as well as within a year.
(e) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.
(f)   Annualized.
N/A   Not Applicable.

FIRST TRUST STRATEGIC HIGH INCOME FUND III
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     SIX MONTHS                         PERIOD
                                                        ENDED            YEAR            ENDED           YEAR        PERIOD
                                                      4/30/2011         ENDED          10/31/2009       ENDED         ENDED
                                                     (UNAUDITED)    10/31/2010 (c)       (a)(d)       1/31/2009    1/31/2008 (b)
                                                     -----------    --------------   --------------   ----------   -------------
Net asset value, beginning of period..............    $    4.96       $     4.01       $     4.53     $    10.29     $   19.10 (e)
                                                      ---------       ----------       ----------     ----------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......................         0.19             0.32             0.55           1.60          1.39
Net realized and unrealized gain (loss) ..........         0.12             1.01            (0.44)         (5.61)        (8.89)
                                                      ---------       ----------       ----------     ----------     ---------
Total from investment operations .................         0.31             1.33             0.11          (4.01)        (7.50)
                                                      ---------       ----------       ----------     ----------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ............................        (0.15)              --               --          (0.15)        (1.27)
Net realized gain.................................           --               --               --             --            --
Return of capital.................................           --            (0.38)           (0.63)         (1.60)           --
                                                      ---------       ----------       ----------     ----------     ---------
Total from distributions .........................        (0.15)           (0.38)           (0.63)         (1.75)        (1.27)
                                                      ---------       ----------       ----------     ----------     ---------
Common Shares offering costs charged to
     paid-in capital..............................           --               --               --             --         (0.04)
                                                      ---------       ----------       ----------     ----------     ---------
Net asset value, end of period ...................    $    5.12       $     4.96       $     4.01     $     4.53     $   10.29
                                                      =========       ==========       ==========     ==========     =========
Market value, end of period ......................    $    4.58       $     4.36       $     3.62     $     6.12     $   12.20
                                                      =========       ==========       ==========     ==========     =========
TOTAL RETURN BASED ON NET ASSET VALUE (f) ........         6.90%           35.55%            3.49%        (43.80)%      (40.91)%
                                                      =========       ==========       ==========     ==========     =========
TOTAL RETURN BASED ON MARKET VALUE (f) ...........         8.78%           31.99%          (30.84)%       (35.96)%      (33.09)%
                                                      =========       ==========       ==========     ==========     =========
-------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............    $  46,852       $   45,438       $   36,705     $   41,162     $  92,180
Ratio of total expenses to average net assets.....         5.73% (g)        2.31%            2.35% (g)      1.66%         1.40% (g)
Ratio of net expenses to average net assets.......         2.26% (g)        2.31%            2.35% (g)      1.66%         1.40% (g)
Ratio of total expenses to average net assets
     excluding interest expense and litigation
     settlement...................................         1.94% (g)        2.22%             N/A            N/A           N/A
Ratio of net investment income (loss) to average
      net assets..................................         7.85% (g)        7.19%           18.94% (g)     21.26%        10.57% (g)
Portfolio turnover rate...........................           32% (h)         291% (h)         366% (h)         5%            4%

INDEBTEDNESS:
Total loan outstanding (in 000's) ................    $  17,650              N/A              N/A            N/A           N/A
Asset coverage per $1,000 of indebtedness (i) ....    $   3,655              N/A              N/A            N/A           N/A

-------------------------

(a) On September 21, 2009, the Board of Trustees approved a change in the Fund's year end from January 31 to October 31.
(b) Initial seed date of February 20, 2007. The Fund commenced operations on March 27, 2007.
(c) On September 20, 2010, the Fund's Board of Trustees approved an interim investment management agreement with First Trust Advisors L.P. and an interim investment sub-advisory agreement with Brookfield Investment Management Inc. (formerly known as Hyperion Brookfield Asset Management, Inc.) ("Brookfield"), and on December 20, 2010, the Shareholders voted to approve new such agreements.
(d) On June 29, 2009, the Fund's Board of Trustees approved an interim sub-advisory agreement with Brookfield, and on October 14, 2009, the Shareholders voted to approve new sub-advisory agreements with Brookfield.
(e)   Net of sales load of $0.90 per share on initial offering.
(f) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in common share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(g)   Annualized.
(h) For the six months ended April 30, 2011, the fiscal year ended October 31, 2010 and the period ended October 31, 2009, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in previous fiscal years. The turnover rate may vary greatly from year to year as well as within a year.
(i) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.
N/A   Not Applicable.

SHAREHOLDERS OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS

      To the knowledge of the respective Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the 1934 Act) beneficially owned more than 5% of a Fund's outstanding common shares, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on reports filed with the SEC by such holders and a securities position listing report from The Depository Trust & Clearing Corporation as of the Record Date. The Funds do not have any knowledge of the identity of the ultimate beneficiaries of the common shares listed below.


First Trust Strategic High Income Fund


                                                                                                 % OUTSTANDING
                                                                            COMMON SHARES        COMMON SHARES
                        SHAREHOLDER AND ADDRESS                          BENEFICIALLY OWNED   BENEFICIALLY OWNED
                        -----------------------                          ------------------   ------------------
Charles Schwab & Co., Inc.                                                     508,316               5.56%
2423 E. Lincoln Drive
Phoenix, AZ  85016

Citigroup Global Markets Inc.                                                  494,305               5.40%
700 Red Brook Blvd.
Suite 300
Owings Mills, MD  21117

First Clearing, LLC                                                           1,001,925             10.95%
One North Jefferson Street
St. Louis, MO  63103

National Financial Services LLC                                               1,166,734             12.75%
200 Liberty Street
New York, NY  10281


Pershing LLC                                                                   749,918               8.20%
Securities Corporation
1 Pershing Plaza
Jersey City, NJ  07399

RBC Capital Markets Corporation                                                728,166               7.96%
510 Marquette Avenue South
Minneapolis, MN  55402

TD Ameritrade Clearing, Inc.                                                   500,520               5.47%
1005 Ameritrade Place
Bellevue, NE  68005


First Trust Strategic High Income Fund II


                                                                                                % OUTSTANDING
                                                                           COMMON SHARES        COMMON SHARES
                        SHAREHOLDER AND ADDRESS                          BENEFICIALLY OWNED   BENEFICIALLY OWNED
                        -----------------------                          ------------------   ------------------
First Clearing, LLC                                                           1,456,686             15.28%
One North Jefferson Street
St. Louis, MO  63103

National Financial Services LLC                                                749,994               7.87%
200 Liberty Street
New York, NY  10281

Oppenheimer & Co., Inc.                                                        529,300               5.55%
125 Broad Street
15th Floor
New York, NY  10004

Pershing LLC                                                                   848,001               8.89%
Securities Corporation
1 Pershing Plaza
Jersey City, NJ  07399

RBC Capital Markets Corporation                                                722,156               7.57%
510 Marquette Avenue South
Minneapolis, MN  55402

TD Ameritrade Clearing, Inc.                                                   527,173               5.53%
1005 Ameritrade Place
Bellevue, NE  68005


First Trust Strategic High Income Fund III

                                                                                                 % OUTSTANDING
                                                                            COMMON SHARES        COMMON SHARES
                        SHAREHOLDER AND ADDRESS                          BENEFICIALLY OWNED   BENEFICIALLY OWNED
                        -----------------------                          ------------------   ------------------
Charles Schwab & Co., Inc.                                                   816,463                8.92%
2423 E. Lincoln Drive
Phoenix, AZ  85016

Bulldog Investors, Brooklyn Capital Management LLC,                          915,297*               9.996%*
Philip Goldstein and Andrew Dakos
Park 80 West, Plaza Two
250 Pehle Avenue
Saddle Brook, NJ  07663

First Clearing, LLC                                                        1,384,330               15.12%
One North Jefferson Street
St. Louis, MO  63103

J.P. Morgan Clearing Corp.                                                   640,307                6.99%
3 Chase Metrotech Center
Brooklyn, NY  11245

National Financial Services LLC                                              730,609                7.98%
200 Liberty Street
New York, NY  10281

Pershing LLC                                                                 545,982                5.96%
Securities Corporation
1 Pershing Plaza
Jersey City, NJ  07399

RBC Capital Markets Corporation                                            1,041,256               11.37%
510 Marquette Avenue South
Minneapolis, MN  55402

TD Ameritrade Clearing, Inc.                                                 539,835                5.90%
1005 Ameritrade Place
Bellevue, NE  68005



___________________________________
* Information as according to Schedule 13D filed by the reporting persons with the SEC on May 6, 2011.


REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

In recognition of the possibility that its common shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Board of Trustees of each Fund, in consultation with the Advisor, Sub-Advisor and any financial advisor that the Advisor may retain, from time to time will review possible actions to reduce any such discount. The Board of Trustees of each Fund will consider from time to time open market repurchases of and/or tender offers for common shares to seek to reduce any market discount from net asset value that may develop. In connection with its consideration from time to time of open-market repurchases of and/or tender offers for common shares, the Board of Trustees of each Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly Board meeting following a calendar year in which a Fund's common shares have traded at an average weekly discount from net asset value of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, a Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees of each Fund in light of the market discount of the common shares, trading volume of the common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Funds will in fact effect repurchases of or tender offers for any of its common shares. Each Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

There can be no assurance that repurchases of common shares or tender offers, if any, will cause the common shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Funds' outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Funds, sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the common shares.


Although the Board of Trustees of each Fund believes that repurchases or tender offers generally would have a favorable effect on the market price of the common shares, the acquisition of common shares by a Fund will decrease the Managed Assets of such Fund and therefore will have the effect of increasing such Fund's expense ratio and decreasing the asset coverage with respect to the Fund's leverage or any preferred shares outstanding. Because of the nature of the Funds' investment objectives, policies and portfolio, the Advisor and the Sub-Advisor do not anticipate that repurchases of common shares or tender offers should interfere with the ability of a Fund to manage its investments in order to seek its investment objectives, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for common shares, although no assurance can be given that this will be the case.


Each Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of a Fund's shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are preferred shares outstanding, the affirmative vote of the holders of two-thirds of the preferred shares voting as a separate class shall also be required; provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees of such Fund. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between a Fund and any national securities exchange. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchange or market system. Any preferred shares or borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. The Board of Trustees of each Fund believes, however, that the closed-end structure is desirable, given each Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees of each Fund would vote to convert a Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. A Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.

CUSTODIAN, TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT

The custodian of the assets of each Fund is PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153. The Funds' transfer agent, administrator and fund accountant is BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

FEDERAL INCOME TAX MATTERS ASSOCIATED WITH INVESTMENT IN THE FUNDS

This section summarizes some of the main U.S. federal income tax consequences of owning common shares of a Fund. This section is current as of the date of this Joint Proxy Statement/Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in a Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Fund Status. Each Fund intends to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes all of its income in the time and manner as required by the tax law, a Fund generally will not pay federal income taxes.

Distributions. Fund distributions generally will be taxable. After the end of each year, you will receive a tax statement that separates a Fund's distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from a Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction. A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be designated by a Fund as being eligible for the dividends received deduction, but this amount is not expected to be significant.

Sale or Redemption of Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These lower capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, unless Congress extends the application of the current rates, if you are an individual, the maximum marginal federal tax rate for net capital gain generally will be 20% (10% for certain taxpayers in the 10% and 15% tax brackets), subject to a reduction of the 20% rate to 18% and the 10% rate to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain is the excess, if any, of net long-term capital gain over net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Certain ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund that are specifically designated by a Fund may constitute qualified dividend income that is generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by a Fund itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the lower capital gains tax rates.

Deductibility of Fund Expenses. Expenses incurred and deducted by a Fund will generally not be treated as income taxable to you.

Alternative Minimum Tax. As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from a Fund), depending on their individual circumstances.

Further Information. The Reorganization SAI summarizes further federal income tax considerations that may apply to each Fund and its shareholders and may qualify the considerations discussed herein.

NET ASSET VALUE

The net asset value of the common shares of each Fund will be computed based upon the value of each Fund's portfolio securities and other assets. The net asset value will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund calculates net asset value per common share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding preferred shares from the Fund's Managed Assets and dividing the result by the total number of common shares outstanding.

The assets in each Fund's portfolio will be valued daily in accordance with valuation procedures adopted by the Board of Trustees of each Fund. Each Fund anticipates that a majority of Fund assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before a Fund values its assets, would call into doubt whether the earlier market quotations represent fair value, a Fund may use a fair value method in good faith to value such Fund's securities and investments. The use of fair value pricing by each Fund will be governed by valuation procedures established by each Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Fair Value. When applicable, fair value of securities of an issuer is determined by the Board of Trustees of each Fund or a committee of the Board or a designee of the Board. In fair valuing each Fund's investments, consideration is given to several factors, which may include, among others, the following:

      o   the fundamental business data relating to the issuer;

      o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

      o   the type, size and cost of the security;

      o   the financial statements of the issuer;

      o the credit quality and cash flow of the issuer, based on the Sub-Adviser's or external analysis;

      o   the information as to any transactions in or offers for the security;

      o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

      o   the coupon payments;

      o the quality, value and saleability of collateral, if any, securing the security;

      o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

      o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

      o   other relevant factors.


                                 LEGAL OPINIONS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganizations and the issuance of Acquiring Fund Common Shares will be passed upon by Chapman and Cutler LLP. Chapman and Cutler LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.


                                    EXPERTS


The financial highlights of the Acquiring Fund and each Acquired Fund as of October 31, 2010, contained in this Joint Proxy Statement/Prospectus, and the financial statements of the Acquiring Fund and each Acquired Fund as of October 31, 2010, incorporated by reference in the Reorganization SAI, have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and performs other professional accounting, auditing and advisory services when engaged to do so by the Funds.


                             SHAREHOLDER PROPOSALS

SHAREHOLDER PROPOSALS FOR INCLUSION IN THE FUNDS' PROXY STATEMENT

To be considered for presentation at the Joint Annual Meetings of Shareholders of the Funds to be held in 2012 and included in a Fund's proxy statement relating to such meeting, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than December 1, 2011. Such a proposal will be included in a Fund's proxy statement if it meets the requirements of Rule 14a-8. Timely submission of a proposal does not mean that such proposal will be included in a Fund's proxy statement. If the Reorganizations are approved, only FHY will hold an Annual Meeting of Shareholders in 2012.

OTHER SHAREHOLDER PROPOSALS

Under the Funds' By-Laws, any proposal to elect any person nominated by shareholders for election as Trustee and any other proposals by shareholders may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Funds' By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attn: W. Scott Jardine, Secretary, not less than forty-five (45) days nor more than sixty
(60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

Any shareholder submitting a nomination of any person or persons (as the case may be) for election as a Trustee or Trustees of a Fund is required to deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth:
(A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Fund owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a),
(d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if not an "interested person," information regarding each nominee that will be sufficient for the Fund to make such determination; and (ii) the written and signed consent of any person nominated to be named as a nominee and to serve as a Trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee.

Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for Trustees) is required to deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder's name and address as they appear on the Fund's books; (iv) any other information relating to the shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies with respect to the matter(s) proposed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; (v) the class or series and number of all shares of the Fund owned beneficially and of record by such shareholder; (vi) any material interest of such shareholder in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed;
(viii) if the proposal involves nominee(s) for Trustees, a description of all arrangements or understandings between the shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the shareholder; and (ix) in the case of a shareholder (a "Beneficial Owner") that holds shares entitled to vote at the meeting through a nominee or "street name" holder of record, evidence establishing such Beneficial Owner's indirect ownership of, and entitlement to vote, shares at the meeting of shareholders. Shares "beneficially owned" means all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act.

In addition, the By-Laws provide that, unless required by federal law, no matters shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before the meeting.

                                    GENERAL

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the applicable Fund.

A list of shareholders of each Fund entitled to be present and to vote at the Special Meeting will be available at the offices of the Funds, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder of the Funds during regular business hours prior to the Special Meeting. Shareholders will need to show valid identification and proof of ownership to be admitted to the Special Meeting or to inspect the list of shareholders.

Failure of a quorum of a Fund to be present at the Special Meeting will necessitate adjournment and will subject the Fund to additional expense. Any meeting of shareholders of each Fund may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders of each Fund may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including broker non-votes, may, as the discretion of the proxies named therein, be voted in favor of such an adjournment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ALTERNATIVELY, TO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.





                                                W. Scott Jardine
                                                Secretary

                                   APPENDIX A


                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of __________, 2011 by First Trust Strategic High Income Fund II, a Massachusetts business trust (the "Acquiring Fund"), and First Trust Strategic High Income Fund [III], a Massachusetts business trust (the "Acquired Fund," and together with the Acquiring Fund, the "Funds").

      This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund ("Acquiring Fund Shares"), and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (ii) the distribution of all of the Acquiring Fund Shares to the shareholders of the Acquired Fund, as part of the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

      WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

      WHEREAS, the Acquiring Fund is authorized to issue its common shares; and

      WHEREAS, the Board of Trustees of the Acquiring Fund (the "Acquiring Board") has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Trustees of the Acquired Fund (the "Acquired Board"; the Acquiring Board and the Acquired Board are each a "Board") has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I


            TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR
            ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED
                       FUND'S LIABILITIES AND TERMINATION
                      AND LIQUIDATION OF THE ACQUIRED FUND

     Section 1.1. The Exchange. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the "Closing").

     Section 1.2. Assets to Be Transferred. The Acquired Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (as defined in Section 3.1).

      The Acquired Fund will, within five business days before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund's portfolio securities and other investments. The Acquiring Fund will, within five business days before the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund Board or First Trust Advisors L.P. (the "Advisor"), such disposition would adversely affect the tax treatment of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund.

     Section 1.3. Liabilities to be Assumed. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

     Section 1.4. Liquidation and Distribution. On or as soon after the Closing Date as is practicable but in no event later than [12] months after the Closing Date (the "Liquidation Date"): (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its common shareholders of record, determined as of the close of business on the Valuation Date, as such term is defined in Section 2.1 (the "Acquired Fund Shareholders"), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Date and prior to the Liquidation Date ("Interim Dividends")); and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of such Acquired Fund Shareholders and representing such shareholders' pro rata share of the Acquiring Fund Shares received by the Acquired Fund, and by paying to the shareholders of the Acquired Fund any Interim Dividends on such transferred shares. All issued and outstanding common shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

     Section 1.5. Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued to the Acquired Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to Acquired Fund Shareholders.

     Section 1.6. Transfer Taxes. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund's common shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     Section 1.7. Reporting. Any reporting responsibility of the Acquired Fund with the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange (the "NYSE"), or any state securities commission is and shall remain the responsibility of the Acquired Fund up to and including the Liquidation Date.

     Section 1.8. Termination. The Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law, promptly following the Liquidation Date and the making of all distributions pursuant to Section 1.4.

                                   ARTICLE II


                                   VALUATION

     Section 2.1. Valuation of Assets. The value of the net assets of the Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the "Valuation Date"). The value of the Acquired Fund's assets shall be determined by using the valuation procedures set forth in the Funds' Proxy Statement/Prospectus to be used in connection with the Reorganization or such other valuation procedures as shall be mutually agreed upon by the parties.

     Section 2.2. Valuation of Shares. The net asset value per Acquiring Fund Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Funds' Proxy Statement/Prospectus to be used in connection with the Reorganization or such other valuation procedures as shall be mutually agreed upon by the parties.

     Section 2.3. Shares to be Issued. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the Acquired Fund's net assets determined in accordance with Section 2.1 by the net asset value per Acquiring Fund Share determined in accordance with Section 2.2.

     Section 2.4. Effect of Suspension in Trading. In the event that on the Valuation Date, either: (a) either NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

     Section 2.5. Computations of Net Asset Value. All computations of net asset value shall be made by or under the direction of BNY Mellon Investment Servicing (U.S.) Inc. ("BNY Mellon") in accordance with its regular practice as fund accountant of the Funds.


                                  ARTICLE III


                            CLOSING AND CLOSING DATE

     Section 3.1. Closing Date. The Closing shall occur on _____________, 2011 or such other date as the parties may agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Valuation Date. The Closing shall be held as of [________] Central time (the "Effective Time") at the offices of the Advisor in Wheaton, Illinois or at such other time and/or place as the parties may agree.

     Section 3.2. Custodian's Certificate. The Acquired Fund shall cause PFPC Trust Company, as custodian for the Acquired Fund (the "Custodian"), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

     Section 3.3. Transfer Agent's Certificate. The Acquired Fund shall cause BNY Mellon, as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all the Acquired Fund Shareholders, and the number and percentage ownership of outstanding common shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause BNY Mellon, its transfer agent, to issue and deliver to the Secretary of the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

     Section 3.4. Delivery of Additional Items. At the Closing, the Acquired Fund shall deliver to the Acquiring Fund such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as the Acquiring Fund or its counsel may reasonably request to effect the transactions contemplated by this Agreement. The Acquiring Fund shall deliver to the Acquired Fund such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, the Acquired Fund or its counsel may reasonably request to effect the transactions contemplated by this Agreement.


                                   ARTICLE IV


                         REPRESENTATIONS AND WARRANTIES

     Section 4.1. Representations of the Acquired Fund. The Acquired Fund represents and warrants as follows:

             (a) The Acquired Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

             (b) The Acquired Fund is registered as a closed-end diversified management investment company under the 1940 Act, and such registration is in full force and effect.

             (c) The Acquired Fund is not in violation of, and the execution, delivery, and performance of this Agreement (provided that consummation of the Reorganization is subject to shareholder approval) will not result in the violation of, any provision of the Acquired Fund's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

             (d) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments (other than this Agreement and the obligations to pay the dividends and/or distributions contemplated by Section 1.4) that will be terminated with liability to it before the Closing Date.

             (e) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement, and the Acquired Fund knows of no facts that might form the basis for the institution of such proceedings. Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

             (f) The audited financial statements of the Acquired Fund as of October 31, 2010, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of October 31, 2010, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements. The unaudited financial statements of the Acquired Fund as of April 30, 2011, and for the semi-annual period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which will be furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of April 30, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

             (g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

             (h) All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (f) above. To the best of the Acquired Fund's knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax, or penalties has been asserted against the Acquired Fund.

             (i) The authorized capital of the Acquired Fund consists of an unlimited number of common shares, par value $.01 per share. All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in
      Section 3.3. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

             (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto.

             (k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, provided, however, that the consummation of the Reorganization is subject to approval of the shareholders of the Acquired Fund. This Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

             (l) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

             (m) From the effective date of the Registration Statement (as defined in Section 5.6), through the time of the meeting of the shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.6), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

             (n) For each taxable year of its operations, including the short taxable year ending with the Closing Date, the Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), as a "regulated investment company" under the Code (a "RIC"), (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the short taxable year ending on the Closing Date and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

     Section 4.2. Representations of the Acquiring Fund. The Acquiring Fund represents and warrants as follows:

             (a) The Acquiring Fund is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

             (b) The Acquiring Fund is registered as a closed-end diversified management investment company under the 1940 Act, and such registration is in full force and effect.

             (c) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement (provided that the issuance of Acquiring Fund Shares in connection with the Reorganization is subject to approval of shareholders of the Acquiring Fund, to the extent required under the rules of the NYSE) will not result in a violation of, the Acquiring Fund's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

             (d) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement, and the Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings. Except as otherwise disclosed in writing to and accepted by the Acquired Fund, the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

             (e) The audited financial statements of the Acquiring Fund as of October 31, 2010 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2010, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund as of April 30, 2011, and for the semi-annual period then ended, have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which will be furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

             (f) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

             (g) All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (e) above. To the best of the Acquiring Fund's knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

             (h) The authorized capital of the Acquiring Fund consists of an unlimited number of common shares, par value $0.01 per share. All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

             (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, provided, however, that the consummation of the Reorganization is subject to approval of the shareholders of the Acquiring Fund of the issuance of Acquiring Fund Shares to the extent required under the rules of the NYSE. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

             (j) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

             (k) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

             (l) From the effective date of the Registration Statement (as defined in Section 5.6), through the time of the meeting of the shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.6), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

             (m) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code, (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

             (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act of 1933, as amended (the "1933 Act"), the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


                                   ARTICLE V


                             COVENANTS OF THE FUNDS

     Section 5.1. Operation in Ordinary Course. Subject to Sections 1.2 and 8.5, the Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.


     Section 5.2. Approval of Shareholders. The Acquired Fund and the Acquiring Fund have called or will call a special meeting of their respective shareholders to consider and act upon this Agreement and the issuance of Acquiring Fund Shares in connection with the Reorganization, respectively, and to take all other appropriate and reasonable action necessary to obtain approval of the transactions contemplated herein.

     Section 5.3. Investment Representation. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

     Section 5.4. Further Action. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     Section 5.5. Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Acquired Fund's Treasurer, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of
Section 381 of the Code.


      Section 5.6. Preparation of Registration Statement and Proxy Materials. The Funds have prepared and filed, or will prepare and file, with the SEC a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders (the "Registration Statement"). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the "Proxy Materials"), for inclusion therein, in connection with the meetings of the Funds' shareholders referred to in Section 5.2.


     Section 5.7. Tax Status of Reorganization. With respect to the Reorganization, it is the intention of the parties that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Chapman and Cutler LLP to render the tax opinion contemplated in this Agreement.


                                   ARTICLE VI


            CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

      The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the following condition:

     Section 6.1. All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.


                                  ARTICLE VII


           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

      The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

     Section 7.1. All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund's name by the Acquired Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     Section 7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Fund.


                                  ARTICLE VIII


                          FURTHER CONDITIONS PRECEDENT

      The obligations of the Acquired Fund or the Acquiring Fund hereunder shall also be subject to the following:

     Section 8.1. This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund's Declaration of Trust and By-Laws. In addition, the issuance of Acquiring Fund Shares as contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquiring Fund in accordance with applicable law, the requirements of the NYSE and the provisions of the Acquiring Fund's Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

     Section 8.2. On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

     Section 8.3. All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained. The Acquiring Fund Shares being issued and delivered to the Acquired Fund pursuant to this Agreement shall be listed on the NYSE.

     Section 8.4. The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     Section 8.5. The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

     Section 8.6. The Funds shall have received on the Closing Date opinions from Chapman and Cutler LLP and/or Bingham McCutchen LLP, as applicable, dated as of the Closing Date, substantially to the effect that:

             (a) Each Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust," and is existing under the laws of the Commonwealth of Massachusetts and, as far as counsel knows, has the power as a business trust to own all of its properties and assets and carry on its business as presently conducted in accordance with the description thereof in the Registration Statement

             (b) Each Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel's knowledge, such registration under the 1940 Act is in full force and effect.

             (c) Assuming that the Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders will be issued in accordance with the terms of this Agreement and as provided by this Agreement, such Acquiring Fund Shares are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable except that shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund's Declaration of Trust, By-Laws or Massachusetts law.

             (d) The Registration Statement is effective and, to such counsel's knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for (i) the exchange of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of Acquired Fund liabilities pursuant to this Agreement or
      (ii) the issuance of Acquiring Fund Shares pursuant to this Agreement, in each case, except as have been obtained.

             (e) The execution and delivery of this Agreement did not, and the issuance and delivery to the Acquired Fund of Acquiring Fund Shares in accordance with the terms of this Agreement will not, violate the Acquiring Fund's Declaration of Trust or By-Laws (assuming approval of the Acquired Fund's shareholders has been obtained in accordance with the requirements of the Acquired Fund's Declaration of Trust and By-Laws).

             (f) The execution and delivery of this Agreement did not, and the transfer by the Acquired Fund of its assets to the Acquiring Fund in accordance with the terms of this Agreement will not, violate the Acquired Fund's Declaration of Trust or By-Laws (assuming approval of the Acquired Fund's shareholders has been obtained in accordance with the requirements of the Acquired Fund's Declaration of Trust and By-Laws).

Insofar as the opinion expressed above relates to or is dependent upon matters governed by the Commonwealth of Massachusetts, Chapman and Cutler LLP may rely on the opinion of Bingham McCutchen LLP. The delivery of the opinions above is conditioned upon receipt by applicable counsel of such customary representations as it shall reasonably request of the Acquiring Fund and the Acquired Fund.

     Section 8.7. The Funds shall have received an opinion of Chapman and Cutler LLP addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

             (a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata distribution to the Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

             (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

             (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund's assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund.

             (d) No gain or loss will be recognized by Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization.

             (e) The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

             (f) The basis of the Acquired Fund's assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

             (g) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

      No opinion will be expressed as to (i) the effect of the Reorganization on
(A) the Acquired Fund or the Acquiring Fund with respect to gain or loss on any asset that is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (B) any Acquired Fund Shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (ii) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

      Such opinion shall be based on customary assumptions and representations as Chapman and Cutler LLP may reasonably request of the Acquiring Fund and the Acquired Fund, and the Acquiring Fund and the Acquired Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.7.


                                   ARTICLE IX


                                    EXPENSES

      Section 9.1. The total expenses incurred in connection with the Reorganization and the other reorganization with the other closed-end fund (the "Other Acquired Fund") referred to in the Registration Statement (the "Other Reorganization") will be allocated among the Funds and the Other Acquired Fund based on their respective net assets determined as of _______, regardless of whether either the Reorganization or the Other Reorganization is consummated; provided, however that the reorganization expenses may not be allocated in a manner that adversely affects the tax treatment of the Reorganization or the Other Reorganization for federal income tax purposes. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs; and (g) other related administrative or operational costs.

      Section 9.2. Each party represents and warrants to the other that there is no person or entity entitled to receive any broker's fees or similar fees or commission payments in connection with the transactions provided for herein.

      Section 9.3. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of a Fund, as the case may be, as a RIC (as defined in Section 4.1(n)).

                                   ARTICLE X


                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     Section 10.1. The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

     Section 10.2. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.


                                   ARTICLE XI


                                  TERMINATION

     Section 11.1. This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund's President or Vice President without further action by the Board. In addition, any Fund may at its option terminate this Agreement at or before the Closing Date (regardless of any shareholder approval obtained) due to:

             (a) a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

             (b) a condition precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

             (c) a determination by either Board that the consummation of the transactions contemplated herein is not in the best interests of the applicable Fund.

     Section 11.2. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquired Board, the Acquiring Board, the Acquiring Fund, the Acquired Fund, the Advisor, or the Funds' or Advisor's officers.


                                  ARTICLE XII


                                   AMENDMENTS

     Section 12.1. This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund's Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


                                  ARTICLE XIII


               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

     Section 13.1. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     Section 13.3. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     Section 13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     Section 13.5. With respect to each of the Acquiring Fund and the Acquired
Fund: All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of each of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitations of shareholder and trustee liability contained therein. This Agreement has been executed and delivered by the Trustees or officers of the Fund acting as Trustees or officers and not individually, and it is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Fund individually, but shall bind only the fund property of the Fund, as provided in the Fund's Declaration of Trust, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.


                                    FIRST TRUST STRATEGIC HIGH INCOME FUND II


                                    By:
                                       Name:  ______________________________
                                       Title:  _____________________________
ACKNOWLEDGED:


By:_______________________________
Name:  ___________________________
Title:  __________________________

                                    FIRST TRUST STRATEGIC HIGH INCOME FUND [III]


                                    By:
                                       Name:  _______________________________
                                       Title:  ______________________________
ACKNOWLEDGED:


By:_______________________________
Name:  ___________________________
Title:  __________________________

                                 Preliminary Statement of Additional Information
                                                             Dated June 29, 2011
                                                           Subject to Completion



The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.


                      STATEMENT OF ADDITIONAL INFORMATION
          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                  FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI)

                                      AND

           FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO) (EACH, AN
            "ACQUIRED FUND" AND COLLECTIVELY, THE "ACQUIRED FUNDS")

                        BY AND IN EXCHANGE FOR SHARES OF

              FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY) (THE "ACQUIRING FUND" AND TOGETHER WITH THE ACQUIRED FUNDS, THE "FUNDS" AND
                                EACH, A "FUND")


      This Statement of Additional Information ("SAI") is available to shareholders of the First Trust Strategic High Income Fund and the First Trust Strategic High Income Fund III in connection with the proposed reorganizations whereby (i) the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the applicable Acquired Fund in exchange solely for common shares of beneficial interest ("common shares") of the Acquiring Fund, (ii) such shares of the Acquiring Fund would be distributed to the common shareholders of the Acquired Fund and (iii) the Acquired Fund would completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law (each, a "Reorganization" and collectively, the "Reorganizations"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated June ___, 2011 relating to the proposed Reorganizations of the Acquired Funds into the Acquiring Fund (the "Proxy Statement/Prospectus"). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 988-5891, by writing to the Funds or from the Funds' web site (http://www.ftportfolios.com). The information contained in, or that can be accessed through, the Funds' website is not part of the Proxy Statement/Prospectus or this Statement of Additional Information. You may also obtain a copy of the Proxy Statement/Prospectus on the Securities and Exchange Commission's website (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Proxy Statement/Prospectus.

      This Statement of Additional Information is dated June ___, 2011.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS STATEMENT OF ADDITIONAL INFORMATION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

INVESTMENT OBJECTIVES..........................................................1

INVESTMENT RESTRICTIONS........................................................2

INVESTMENT POLICIES AND TECHNIQUES.............................................4

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS......16

OTHER INVESTMENT POLICIES AND TECHNIQUES......................................24

MANAGEMENT OF THE FUNDS.......................................................33

INVESTMENT ADVISOR............................................................42

PROXY VOTING POLICIES AND PROCEDURES..........................................44

SUB-ADVISOR...................................................................45

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................50

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST................................52

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND........................55

FEDERAL INCOME TAX MATTERS....................................................57

PERFORMANCE RELATED AND COMPARATIVE INFORMATION...............................63

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................65

CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT..................65

ADDITIONAL INFORMATION........................................................66


FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
   ACCOUNTING FIRM...........................................................F-1
APPENDIX A -- PRO FORMA FINANCIAL STATEMENTS.................................A-1
APPENDIX B -- DESCRIPTION OF RATINGS.........................................B-1
APPENDIX C -- BROOKFIELD INVESTMENT MANAGEMENT INC. PORTFOLIO PROXY
                 VOTING POLICIES AND PROCEDURES..............................C-1

                             INVESTMENT OBJECTIVES

      Investment Objectives. The Acquiring Fund and Acquired Funds have similar investment objectives. Each Fund's primary investment objective is to seek a high level of current income and each Fund's secondary investment objective is to seek capital growth. There can be no assurance that the Funds' investment objectives will be achieved.


      Each Fund will seek to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that Brookfield Investment Management Inc. ("Brookfield" or "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the preferred shares is not treated as a liability. Each Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). High-yield bonds are considered speculative with respect to an issuer's capacity to pay interest and repay principal.

      Under normal market conditions, the Funds invest in a wide range of securities, including, but not limited to, mortgage-backed securities, asset-backed securities, corporate bonds, collateralized debt obligations, loans, convertible securities, municipal obligations and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring ("distressed securities"). FHI, FHY and FHO may invest 20%, 25% and 40% of their Managed Assets, respectively, in equity securities, including, but not limited to, common and preferred stock. FHI and FHY may invest up to 50% of their respective Managed Assets in foreign securities; provided, however, that 30% of the total of Managed Assets invested in obligations of foreign domiciled structured finance issuers plus the percentage of Managed Assets invested in other foreign domiciled issuers may not exceed 15% of FHI's Managed Assets or 20% of FHY's Managed Assets, respectively; FHO may invest 100% of its Managed Assets in foreign securities. FHI and FHY may invest up to 15% of their Managed Assets, respectively, in distressed securities; FHO may invest up to 40% of its Managed Assets in distressed securities.


      Below-investment grade debt securities are rated below "Baa" by Moody's Investors Service, Inc. ("Moody's"), below "BBB" by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable quality by the Sub-Advisor. Except with respect to up to 20%, 15% and 40% of FHI's, FHY's and FHO's Managed Assets, respectively, the debt securities purchased by a Fund will be rated, at the time of investment, at least "CCC" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor.

Below-investment grade debt securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal.


      Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Funds and may be exceeded on a going-forward basis as a result of market value fluctuations of a Fund's portfolio or other events.

      The common shares may trade at a discount or premium to net asset value ("NAV"). An investment in the Funds may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that a Fund will achieve its investment objectives. For further discussion of each Fund's portfolio composition and associated special risk considerations, see "Proposal 1 -- The Reorganizations--Comparison of the Investment
Objectives and Policies of the Acquiring Fund and the Acquired Funds--Portfolio Investments" and "Risk Factors--Risks Related to an Investment in the Funds" in the Proxy Statement/Prospectus.


                            INVESTMENT RESTRICTIONS

      Each Fund's investment objectives and certain investment policies of a Fund are described in the Proxy Statement/Prospectus. Each Fund, as a fundamental policy, may not:

              1. With respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of the Fund's total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities (as defined in the Investment Company Act of 1940 (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;

              2. Purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities;

              3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;


              4. Issue senior securities, as defined in the 1940 Act, other than: (i) preferred shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%; (iii) the borrowings permitted by investment restriction 3 above; or (iv) pursuant to a Securities and Exchange Commission exemptive order;

              5. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

              6. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in connection with the purchase and sale of portfolio securities;

              7. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; and

              8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

      For the purpose of applying the limitation set forth in subparagraph (1) above, asset- and mortgage-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and asset- and mortgage-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

      For the purpose of applying the limitation set forth in subparagraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.


      Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of each Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and preferred shares, if any, voting together as a single class, and of the holders of the outstanding preferred shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (A) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (B) more than 50% of the Fund's shares, whichever is less.


      In addition to the foregoing investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

              1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

              2. Purchase securities of listed companies for the purpose of exercising control.

      The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.


                       INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of each Fund's investment objectives, policies, and techniques that are described in the Fund's Proxy Statement/Prospectus.

INVESTMENT PHILOSOPHY AND PROCESS


      Each Fund will seek to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. Each Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). High-yield bonds are considered speculative with respect to an issuer's capacity to pay interest and repay principal.

      Under normal market conditions, each Fund will invest in a wide range of securities, including, but not limited to, mortgage-backed securities, asset-backed securities, corporate bonds, collateralized debt obligations, loans, convertible securities, municipal obligations and foreign government obligations, as well as distressed securities. FHI, FHY and FHO may invest 20%, 25% and 40% of their Managed Assets, respectively, in equity securities, including, but not limited to, common and preferred stock. FHI and FHY may invest up to 50% of their respective Managed Assets in foreign securities; provided, however, that 30% of the total of Managed Assets invested in obligations of foreign domiciled structured finance issuers plus the percentage of Managed Assets invested in other foreign domiciled issuers may not exceed 15% of FHI's Managed Assets or 20% of FHY's Managed Assets, respectively; FHO may invest 100% of its Managed Assets in foreign securities. FHI and FHY may invest up to 15% of their Managed Assets, respectively, in distressed securities; FHO may invest up to 40% of its Managed Assets in distressed securities.


      In managing each Fund's portfolio, the Sub-Advisor employs an active management approach that emphasizes the flexibility to allocate assets across a wide range of asset classes and thereby may provide the advantage of a diversified high income portfolio. The Sub-Advisor searches a broad array of asset categories and sectors to identify the most attractive relative value prospects. In addition to the traditional below-investment grade corporate market, the Sub-Advisor may strategically utilize asset-backed securities, mortgage-backed securities, and other structured finance vehicles as well as convertible securities, preferred stock and other equity securities. The Sub-Advisor believes that the opportunity to acquire a diverse set of assets may contribute to higher total returns and a more stable net asset value for each Fund than would result from investing in a single sector of the debt market such as below-investment grade corporate bonds. The Sub-Advisor utilizes a fundamental, bottom-up, value-based selection methodology, taking into account short-term considerations, such as temporary market mispricing, and long-term considerations, such as values of assets and cash flows. The Sub-Advisor also draws upon the internal expertise and knowledge within Brookfield Asset Management Inc. and its affiliates, which provides extensive owner/operator insights into industry drivers and trends. The Sub-Advisor takes a balanced approach to investing, seeking to mitigate risk through diversification, credit analysis, economic analysis, interest rate forecasts and review of sector and industry trends. The Sub-Advisor uses credit research to select individual securities that it believes can add value from income and/or the potential for capital appreciation. The credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. The Sub-Advisor may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

 PORTFOLIO COMPOSITION

      Each Fund's portfolio is composed principally of the following investments:


      Below-Investment Grade Debt Securities. Each Fund may invest up to 100% of its Managed Assets in debt securities that are rated below-investment grade. Except with respect to up to 20%, 15% and 40% of the Managed Assets for FHI, FHY and FHO, respectively, debt securities purchased by a Fund will be rated, at the time of investment, at least "CCC" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the Sub-Advisor. The ratings of a NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.


      If a security owned by a Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Advisor will consider what action, including the sale of such security, is in the best interest of the Fund and its holders of common shares ("Common Shareholders") A Fund's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

      Since the risk of default is higher for below-investment grade securities than investment grade securities, the Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type. The Sub-Advisor will attempt to identify those issuers of below-investment grade securities whose financial condition the Sub-Advisor believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

      Below-investment grade debt securities in which the Funds may invest include:


      o Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government with the Federal Housing Finance Agency (FHFA) acting as the conservator. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac.


      Other mortgage-backed securities are issued by private issuers. Private issuers are generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

      Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but may also be subject to greater price changes than governmental issues.

      Some mortgage-backed securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the principal-only, or "PO," security receives the principal payments made by the underlying mortgage, while the holder of the interest-only, or "IO," security receives interest payments from the same underlying mortgage.

      Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. These securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities' effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund's portfolio at the time the Fund receives the payments for reinvestment.

      o Asset-Backed Securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans or accounts, which payment may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described below with respect to mortgage-backed securities. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

      o Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupon bonds which pay no interest. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

      o Collateralized Debt Obligations. A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans and/or structured finance securities. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are generally issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated-equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to asset-backed and mortgage-backed securities.

      o Loans. Each Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Sub-Advisor believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Funds invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Funds may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission.

      As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services ("Ba" or lower by Moody's or "BB" or lower by S&P), or may be unrated investments considered by Sub-Advisor to be of comparable quality. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of corporate loans held by the Funds may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

      o Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of: (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege; and (ii) its worth if converted into the underlying common stock.

      o Municipal Obligations. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Because interest on municipal obligations is generally not taxable for federal income tax purposes, municipal securities typically have lower coupon interest rates than comparable fully-taxable instruments. Each Fund may also acquire call options on specific municipal obligations to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

      o Distressed Securities. FHI, FHY and FHO may invest up to 15%, 15% and 40% of their Managed Assets, respectively, in distressed securities. Distressed securities, as used in this SAI, include securities: (i) issued by a company in a bankruptcy reorganization proceeding; (ii) subject to some other form of public or private debt restructuring; (iii) otherwise in default or in significant risk of being in default as to the payment of interest or repayment of principal; or (iv) trading at prices substantially below other below-investment grade debt securities of companies in similar industries. These are securities generally rated in the lower rating categories ("Ca" or lower by Moody's or "CC" or lower by S&P) or, if unrated, determined to be of comparable quality by the Sub-Advisor. At times, distressed securities may not produce current income. Although distressed securities are particularly speculative investments, the Sub-Advisor believes they provide the opportunity for enhanced income and/or capital appreciation.


      o Foreign Government Securities. FHI and FHY may invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supra-national entities such as the World Bank or the European Union.

      Foreign Securities. While each Fund intends to invest primarily in securities of U.S. issuers, FHO may invest 100% of its Managed Assets, respectively, in debt or equity securities of corporate and governmental issuers located outside the United States, including issuers in developed and emerging markets. FHI and FHY may invest up to 50% of their respective Managed Assets in foreign securities; provided, however, that 30% of the total of Managed Assets invested in obligations of foreign domiciled structured finance issuers plus the percentage of Managed Assets invested in other foreign domiciled issuers may not exceed 15% of FHI's Managed Assets or 20% of FHY's Managed Assets, respectively. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supra-national governmental entities such as the World Bank or European Union. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

      Equity Securities. FHI, FHY and FHO may invest up to 20%, 25% and 40% of their Managed Assets, respectively, in equity securities, of which up to 15%, 20% and 40% of their Managed Assets, respectively, may be invested in foreign equity securities. Equity securities in which each Fund may invest include, but are not limited to, common stocks, preferred stocks and convertible preferred securities. Such securities may include common stocks of REITs and utilities that either are required to and/or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.


      Preferred Stock. Preferred stock represents an equity ownership interest in a corporation, but generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles its holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. Some preferred stock offers a fixed rate of return with no maturity date. Because those preferred stocks never mature, they act like long-term bonds, can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events. Certain of the preferred stocks in which a Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities, as described above in "Portfolio Composition - Below-Investment Grade Debt Securities - Convertible Securities."


      Credit Default Swaps. Each Fund may invest in credit default swap transactions for hedging or investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. The Funds may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. Each Fund currently intends to segregate assets on its records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated by a Fund, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement.

      Illiquid and Restricted Securities. Each Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities). Investments currently considered to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. In the absence of readily available market quotations, a committee appointed by a Fund's Board of Trustees will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that a Fund pays for or recovers upon the sale of illiquid securities. Investment of a Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which a Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

      Each Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. The restriction on public sale may make it more difficult to value such securities, limit a Fund's ability to dispose of them and lower the amount a Fund could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity.

      Derivatives. Each Fund may, but is not required to, use various derivatives described below to reduce interest rate risk arising from any use of financial leverage, facilitate portfolio management, mitigate risks, including interest rate, currency and credit risks, and/or earn income. Such derivatives are generally accepted under modern portfolio management practices and are regularly used by closed-end management investment companies and other institutional investors. Although the Sub-Advisor seeks to use the practices to further each Fund's investment objectives, no assurance can be given that these practices will achieve this result. Each Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, credit default swaps, swap options, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, each Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or enter into credit transactions, total rate of return swap transactions, credit default swaps and other credit derivative instruments. Each Fund may also purchase derivative instruments that combine features of several of these instruments. Each Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Each Fund may use derivatives for non-hedging purposes to enhance potential gain, although no more than 5% of FHI's Managed Assets will be committed to initial margin and premiums for those positions.

      Other Investment Companies. Each Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the 1940 Act. Under the 1940 Act, a Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

      A Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

      Short-Term Debt Securities; Temporary Defensive Position. During periods in which the Advisor or the Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, each Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and Defensive Instruments (as defined below) and/or may use such cash and proceeds from the sale of Defensive Instruments or other assets to pay down any leverage of the Fund. The Advisor's or the Sub-Advisor's determination that it is temporarily unable to follow a Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, a Fund may not pursue or achieve its investment objectives.


      Defensive Instruments are defined to include, without limitation, the following:

A. Cash Equivalents -


             (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the U.S. government; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. In addition, the recent economic crisis in the United States has negatively impacted certain government-sponsored entities. In September 2008, Fannie Mae and Freddie Mac were placed under a conservatorship of the U.S. federal government with the Federal Housing Finance Agency (FHFA) acting as conservator. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. It is possible that Fund investments in securities issued by government-sponsored entities may ultimately lose value.


             (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation ("FDIC") regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

             (3) Repurchase agreements, which involve purchases of debt securities. At the time a Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for a Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market interest rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. Pursuant to each Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


             (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by a Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.


             (5) Each Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

             (6) Each Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

             (7) Each Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

       B. Manufactured Home Loan-Backed Securities - securities representing a direct or indirect participation in, or secured by and payable from, pools of loans used to purchase manufactured housing and the security interest therein.*

       C. Securities guaranteed by the U.S. Government or its agencies or instrumentalities that are not included as cash equivalents above or as residential mortgage-backed securities ("RMBS").*

       D. Asset-backed securities representing direct or indirect participations in, or secured by and payable from, pools of leases of aircrafts and/or loans to purchase aircrafts.*

       E. Asset-backed securities representing direct or indirect participations in, or secured by and payable from, loans or other obligations of franchises.*

       F. Corporate bonds - debt obligations issued by corporations.*

       G. Any other securities rated in the AA category or better by at least one NRSRO.* If the rating on a security is subsequently downgraded, the Advisor and/or Sub-Advisor will determine whether to retain the security as a Defensive Instrument, retain the security but not as a Defensive Instrument or dispose of the security.

       *To be eligible as a Defensive Instrument, the Sub-Advisor must determine in each case at the time of purchase that the security to be purchased is less risky than residential mortgage-backed securities currently available in the marketplace that would be consistent with the Funds' investment strategy.


    ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND INVESTMENT RISKS

DERIVATIVES RISK

      Each Fund may use various other investment management techniques that also involve certain risks and special considerations, including utilizing derivative instruments to generate income or for hedging and risk management purposes. Derivative instruments the Funds may use include interest rate options, futures, swaps, caps, floors, and collars, and other derivative transactions. These strategic transactions will be entered into to generate income or to seek to manage the risks of a Fund's portfolio securities, but may have the effect of limiting the gains from favorable market movements.

      A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. Each Fund expects to enter into these transactions primarily to seek to generate income or to preserve a return on a particular investment or portion of its portfolio, and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. Each Fund also may engage in hedging transactions to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates, currencies or other market changes. Market conditions will determine whether and in what circumstances a Fund would employ any of the hedging and risk management techniques described below. The successful utilization of derivative transactions requires skills different from those needed in the selection of the Funds' portfolio securities. Each Fund believes that the Sub-Advisor possesses the skills necessary for the successful utilization of derivative transactions. Each Fund will incur brokerage and other costs in connection with its derivative transactions.

      Each Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by a Fund with another party of their respective obligations to pay or receive interest, e.g., an obligation to make floating rate payments for an obligation to make fixed rate payments.

      The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

      In circumstances in which the Sub-Advisor anticipates that interest rates will decline, a Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, a Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where a Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments a Fund would receive in respect of floating rate portfolio assets being hedged.

      The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Advisor's ability to predict correctly the direction and extent of movements in interest rates.

      At the maturity of a forward contract to deliver a particular currency, each Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

      It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for each Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver.

      If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

      Although each Fund believes that use of the derivative transactions described above will benefit the Fund, if the Sub-Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

      Because these derivative transactions designed to mitigate risk are entered into for good-faith risk management purposes, the Sub-Advisor and each Fund believe these hedging transactions do not constitute senior securities. Each Fund usually will enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash, cash equivalents or liquid securities having an aggregate market value at least equal to the accrued excess will be segregated on the Fund's records. If a Fund enters into a swap on other than a net basis, the Fund intends to segregate assets on the

Fund's records in the full amount of the Fund's obligations under each swap. Accordingly, the Funds do not treat swaps as senior securities. Each Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Sub-Advisor, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that a Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that a Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

      Each Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Advisor is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Advisor is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.


      In July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") was enacted. The Dodd-Frank Act includes, among other things, provisions regarding the regulation of derivatives, and certain provisions of the Dodd-Frank Act are to be implemented through regulatory rulemaking over a period of time. It is possible that the implementation of measures under the Dodd-Frank Act could potentially limit or completely restrict the ability of a Fund to use certain derivative instruments, increase the costs of using certain derivative instruments, or make them less effective. Limits or restrictions applicable to counterparties with which a Fund may engage in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.


      Credit Default Swap Transactions. Each Fund may invest in credit default swap transactions (as measured by the notional amounts of the swaps), including credit linked notes (described below) for hedging and investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. Each Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, a Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. Each Fund currently intends to segregate assets on the Fund's records in the form of cash, cash equivalents or liquid securities in an amount equal to the notional value of the credit default swaps of which it is the seller. If such assets are not fully segregated on a Fund's records, the use of credit default swap transactions could then be considered leverage. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Funds had invested in the reference obligation directly.

      Each Fund also may purchase credit default swap contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.


      Credit Linked Notes. Each Fund may invest in credit linked notes. Credit linked notes are securities that are collateralized by one or more designated securities that are referred to as "reference securities." Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the reference securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. A fund that invests in credit linked notes has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed-upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

      Credit linked notes are subject to credit risk of the reference securities underlying the credit linked notes. If one of the underlying reference securities defaults, or suffers certain other declines in credit quality, a Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

      Credit linked notes typically are privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the credit linked notes will default or become bankrupt. A Fund bears the risk of loss of the principal amount it invested, and the periodic interest payments expected to be received for the duration of its investment in the credit linked notes.

      The market for credit linked notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available. The collateral for a credit linked note is one or more credit default swaps, which, as described above, are subject to additional risk.


      New financial products continue to be developed and each Fund may invest in any products that may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

      Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

             (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Advisor's ability to predict correctly market movements or changes in the relationships of such instruments to a Fund's portfolio holdings, and there can be no assurance the Sub-Advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for investment or hedging purposes might result in a poorer overall performance for a Fund, whether or not adjusted for risk, than if the Fund had not used derivatives.

             (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter ("OTC") derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. Each Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Advisor reasonably believes are capable of performing under the contract.

             (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, each Fund's success in using hedging instruments is subject to the Sub-Advisor's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Advisor's judgment in this respect will be accurate. An imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to a risk of loss.

             (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Each Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. Each Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

             (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

             (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

ILLIQUID/RESTRICTED SECURITIES

      Each Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed by a Fund of within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities). Each Fund may also invest in restricted securities. The Sub-Advisor, under the supervision of the Board of Trustees, will determine whether restricted securities are illiquid. As a result, restricted securities may be more difficult to value and a Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, a Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered in order for a Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. Each Fund would, in either case, bear market risks during that period.


      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and reverse repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. A Fund might also have to register the restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.


      Over time, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS


      With respect to a leverage borrowing program instituted by a Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue preferred shares;
(ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code of 1986, as amended (the "Code") or ERISA. In addition, the Credit Agreements would not permit a Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

      Under the requirements of the 1940 Act, each Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program a Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of a Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit a Fund's ability to pay dividends or make other distributions on the Fund's common shares unless the Fund complies with the Credit Agreements' 300% asset coverage test. In addition, the Credit Agreements will not permit a Fund to declare dividends or other distributions or purchase or redeem common shares or preferred shares: (i) at any time that any event of default under the Credit Agreements has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreements' 300% asset coverage test set forth in the Credit Agreements.



                    OTHER INVESTMENT POLICIES AND TECHNIQUES

DERIVATIVE STRATEGIES


      General Description of Derivative Strategies. Each Fund may use derivatives or other transactions to generate income, to hedge the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any financial leverage by the Fund and to mitigate risks, including interest rate, currency and credit risks. The specific derivative instruments to be used, or other transactions to be entered into, for such investment or hedging purposes may include exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices, and other financial instruments, financial futures contracts and options thereon (hereinafter referred to as "Futures" or "futures contracts"), interest rate and currency transactions such as swaps, caps, floors or collars, credit transactions, total rate of return swap transactions, credit default swaps or other credit derivative instruments.

      Derivative instruments on securities may be used to hedge against price movements in one or more particular securities positions that each Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Derivative strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, derivative strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, each Fund's ability to use derivative instruments may be limited by tax considerations.


      General Limitations on Futures and Options Transactions. Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Funds are not subject to regulation as a commodity pool under the CEA.

      Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

      Asset Coverage for Futures and Options Positions. Each Fund will comply with the regulatory requirements of the Securities and Exchange Commission and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the Securities and Exchange Commission and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

      Options. Each Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

      As a holder of a put option, each Fund will have the right to sell the securities underlying the option and as the holder of a call option, each Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date.

Each Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of a Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when a Fund so desires.

      Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by each Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Fund.

      Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

      Futures Contracts. Each Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. Each Fund's derivative investments may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. Each Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

      Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, each Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

      An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if a Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

      Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

      There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

      Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

      Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

      As noted above, margin is the amount of funds that must be deposited by each Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure a Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. In computing daily NAV, a Fund will mark to market the current value of its open futures contracts. Each Fund expects to earn interest income on its margin deposits.

      Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

      In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent a Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

      In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10-, 20- and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

      A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent a Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

      Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

      Swap Agreements. Each Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

      Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

      Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. Each Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

      A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund will cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission. If a Fund enters into a swap agreement on a net basis, it will be required to segregate assets on the Fund's records with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets on the Fund's records with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that a Fund will be committed to pay under the swap.

BORROWINGS AND PREFERRED SHARES


      Each Fund may seek to enhance the level of its current distributions through the use of leverage instruments. Each Fund has the ability to borrow (by use of commercial paper, notes and/or other borrowings) an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. Any use of leverage instruments by the Funds will, however, be consistent with the provisions of the 1940 Act. Each Fund also has the ability to issue preferred shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from leverage instruments). However, each Fund may, under normal market conditions, utilize leverage in an aggregate amount up to 33-1/3% of the Fund's Managed Assets. Each Fund may borrow from banks and other financial institutions.

      The leverage instruments would have complete priority upon distribution of assets over common shares. The issuance of leverage instruments would leverage the common shares. Although the timing and other terms of the offering of leverage instruments and the terms of the leverage instruments would be determined by the Funds' Board of Trustees, a Fund expects to invest the proceeds derived from any leverage instrument offering in securities consistent with the Fund's investment objective and policies. If preferred shares are issued they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for preferred shares dividends could be as short as one day or as long as a year or more. So long as a Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the leverage instruments, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of income than if the Fund were not leveraged.

      Leverage creates risk for holders of the common shares, including the likelihood of greater volatility of NAV and market price of the common shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any preferred shares may affect the return to the holders of the common shares or will result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, a Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, a Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Advisor in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, each Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Advisor and Sub-Advisor will be calculated on the basis of the Managed Assets including proceeds from borrowings for leverage and the issuance of preferred shares. During periods in which a Fund is utilizing financial leverage, the investment advisory fee payable to the Advisor and Sub-Advisor will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations.


      Each Fund's Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, each Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, each Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, each Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of a Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940
Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.


      The rights of lenders to a Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act grants, in certain circumstances, to the lenders to a Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair a Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of a Fund.

      Certain types of borrowings may result in a Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Each Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisor from managing each Fund's portfolio in accordance with the Fund's investment objective and policies.

      Under the 1940 Act, each Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, each Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If preferred shares are issued, each Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by a Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, a Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause a Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the common shares could impair a Fund's ability to qualify as a regulated investment company under the Code. If a Fund has preferred shares outstanding, two of the Fund's trustees will be elected by the holders of preferred shares as a class. The remaining trustees of the Fund will be elected by holders of common shares and preferred shares voting together as a single class. In the event a Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the trustees of the Fund.


      Each Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

PORTFOLIO TURNOVER


      Each Fund's annual portfolio turnover rate may vary greatly from year to year. As of the six months ended April 30, 2011, the portfolio turnover rate for FHI, FHY and FHO was approximately 53%, 46% and 32%, respectively. The Sub-Advisor expects, under normal market conditions, the portfolio turnover rate for each of the Funds will not exceed 100%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for a Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when a Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. High portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Federal Income Tax Matters."

                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS


      The general supervision of the duties performed for the Funds under their respective investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Funds, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), which is the investment advisor to the Funds, or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Funds, choose the Funds' officers and hire the Funds' investment advisor. The officers of the Funds manage their day-to-day operations and are responsible to the Funds' Board of Trustees. The following is a list of the Trustees and officers of the Funds and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable. Each Fund has established a staggered Board of Trustees divided into three classes:
Class I, Class II and Class III. The length of the term of office of each Trustee is generally three years and when each Trustee's term begins and ends depends on the Trustee's designated class. The officers of the Funds serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an "interested person" (as that term is defined in the 1940 Act) ("Interested Trustee") of the Funds due to his position as Chief Executive Officer of First Trust Advisors.


                                                                                           NUMBER OF
                                                 TERM OF                                 PORTFOLIOS IN
                                              OFFICE(2) AND                             THE FIRST TRUST       OTHER
                               POSITION AND    YEAR FIRST                                FUND COMPLEX   DIRECTORSHIPS HELD
     NAME, ADDRESS AND         OFFICES WITH    ELECTED OR      PRINCIPAL OCCUPATIONS      OVERSEEN BY   BY TRUSTEE DURING
       DATE OF BIRTH              FUNDS         APPOINTED     DURING THE PAST 5 YEARS       TRUSTEE      THE PAST 5 YEARS

Trustee who is an Interested
Person of the Funds
----------------------------

James A. Bowen(1)            President,      o Class III     Chief Executive Officer    80 Portfolios   Trustee of
120 East Liberty Drive,      Chairman of       (3)(4)        (December 2010 to                          Wheaton College
  Suite 400                  the Board,                      Present), President
Wheaton, IL 60187            Chief                           (prior to and including
D.O.B.: 09/55                Executive       o 2005          December 2005 to December
                             Officer and                     2010), First Trust
                             Trustee                         Advisors L.P. and First
                                                             Trust Portfolios L.P.;
                                                             Chairman of the Board of
                                                             Directors, BondWave LLC
                                                             (Software Development
                                                             Company/Investment
                                                             Advisor) and Stonebridge
                                                             Advisors LLC (Investment
                                                             Advisor)

Independent Trustees
----------------------------

Richard E. Erickson          Trustee         o Class II      Physician; President,      80 Portfolios   None
c/o First Trust Advisors                       (3)(4)        Wheaton Orthopedics;
L.P.                                                         Co-owner and Co-Director
120 East Liberty Drive,                                      (January 1996 to May
  Suite 400                                  o 2005          2007), Sports Med Center
Wheaton, IL 60187                                            for Fitness; Limited
D.O.B.: 04/51                                                Partner, Gundersen Real
                                                             Estate Limited
                                                             Partnership; Member,
                                                             Sportsmed LLC

Thomas R. Kadlec             Trustee         o Class II      President (March 2010 to   80 Portfolios   Director of ADM
c/o First Trust Advisors                       (3)(4)        Present), Senior Vice                      Investor
L.P.                                                         President and Chief                        Services, Inc.
120 East Liberty Drive,                      o 2005          Financial Officer (May                     and ADM Investor
  Suite 400                                                  2007 to March 2010), Vice                  Services
Wheaton, IL 60187                                            President and Chief                        International
D.O.B.: 11/57                                                Financial Officer (1990
                                                             to May 2007), ADM
                                                             Investor Services, Inc.
                                                             (Futures Commission
                                                             Merchant)

                                                                                           NUMBER OF
                                                 TERM OF                                 PORTFOLIOS IN
                                              OFFICE(2) AND                             THE FIRST TRUST       OTHER
                               POSITION AND    YEAR FIRST                                FUND COMPLEX   DIRECTORSHIPS HELD
     NAME, ADDRESS AND         OFFICES WITH    ELECTED OR      PRINCIPAL OCCUPATIONS      OVERSEEN BY   BY TRUSTEE DURING
       DATE OF BIRTH              FUNDS         APPOINTED     DURING THE PAST 5 YEARS       TRUSTEE      THE PAST 5 YEARS

Robert F. Keith              Trustee         o Class I       President (2003 to         80 Portfolios   Trust Company of
c/o First Trust Advisors                       (3)(4)        Present), Hibs                             Illinois
L.P.                                                         Enterprises (Financial
120 East Liberty Drive,                      o 2006          and Management
  Suite 400                                                  Consulting)
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson              Trustee         o Class III     President (June 2002 to    80 Portfolios   Director of
c/o First Trust Advisors                       (3)(4)        Present), Covenant                         Covenant
L.P.                                                         College                                    Transport Inc.
120 East Liberty Drive,                      o 2005
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/54


Officers of the Funds
----------------------------

Mark R. Bradley              Treasurer,      o Indefinite    Chief Financial Officer    N/A             N/A
120 East Liberty Drive,      Chief             term          and Chief Operating
  Suite 400                  Financial                       Officer (December 2010 to
Wheaton, IL 60187            Officer and                     Present), First Trust
D.O.B.: 11/57                Chief           o 2005          Advisors L.P. and First
                             Accounting                      Trust Portfolios L.P.;
                             Officer                         Chief Financial Officer,
                                                             BondWave LLC (Software
                                                             Development
                                                             Company/Investment
                                                             Advisor) and Stonebridge
                                                             Advisors LLC (Investment
                                                             Advisor)

Erin E. Chapman              Assistant       o Indefinite    Assistant General Counsel  N/A             N/A
120 East Liberty Drive,      Secretary       term            (October 2007 to
  Suite 400                                                  Present), Associate
Wheaton, IL 60187                                            Counsel (March 2006 to
D.O.B.: 08/76                                o 2009          October 2007), First
                                                             Trust Advisors L.P.;
                                                             Associate Attorney
                                                             (November 2003 to March
                                                             2006), Doyle & Bolotin,
                                                             Ltd.

James M. Dykas               Assistant       o Indefinite    Controller (January 2011   N/A             N/A
120 East Liberty Drive,      Treasurer         term          to Present), Senior Vice
  Suite 400                                                  President (April 2007 to
Wheaton, IL 60187                            o 2006          Present), Vice President
D.O.B.: 01/66                                                (January 2005 to April
                                                             2007), First Trust
                                                             Advisors L.P. and First
                                                             Trust Portfolios L.P

Christopher R. Fallow        Assistant Vice  o Indefinite    Assistant Vice President   N/A             N/A
120 East Liberty Drive       President         term          (August 2006 to Present),
  Suite 400                                                  Associate (January 2005
Wheaton, IL 60187                            o 2006          to August 2006), First
D.O.B.: 04/79                                                Trust Advisors L.P. and
                                                             First Trust Portfolios
                                                             L.P.

Rosanne Gatta                Assistant       o Indefinate    Board Liaison Associate     N/A             N/A
120 E. Liberty Drive         Secretary         Term          (July 2010 to Present)
  Suite 400                                                  First Trust Advisors L.P.
Wheaton, IL  60187                           o March 2011    and First Trust Portfolios
D.O.B.:  07/55                                               L.P., Assistant Vice
                                                             President (February 2001
                                                             to July 2010), PNC Global
                                                             Investment Servicing

                                                                                           NUMBER OF
                                                 TERM OF                                 PORTFOLIOS IN
                                              OFFICE(2) AND                             THE FIRST TRUST       OTHER
                               POSITION AND    YEAR FIRST                                FUND COMPLEX   DIRECTORSHIPS HELD
     NAME, ADDRESS AND         OFFICES WITH    ELECTED OR      PRINCIPAL OCCUPATIONS      OVERSEEN BY   BY TRUSTEE DURING
       DATE OF BIRTH              FUNDS         APPOINTED     DURING THE PAST 5 YEARS       TRUSTEE      THE PAST 5 YEARS

W. Scott Jardine             Secretary       o Indefinite    General Counsel, First     N/A             N/A
120 East Liberty Drive,                        term          Trust Advisors L.P.,
  Suite 400                                                  First Trust Portfolios
Wheaton, IL 60187                            o 2005          L.P. and BondWave LLC
D.O.B.: 05/60                                                (Software Development
                                                             Company/Investment
                                                             Advisor); Secretary of
                                                             Stonebridge Advisors LLC
                                                             (Investment Advisor)

Daniel J. Lindquist          Vice President  o Indefinite    Senior Vice President      N/A             N/A
120 East Liberty Drive,                        term          (September 2005 to
  Suite 400                                                  Present), Vice President
Wheaton, IL 60187                            o 2006          (April 2004 to September
D.O.B.: 02/70                                                2005), First Trust
                                                             Advisors L.P. and First
                                                             Trust Portfolios L.P.

Coleen D. Lynch              Assistant Vice  o Indefinite    Assistant Vice President   N/A             N/A
120 East Liberty Drive,      President         term          (January 2008 to
  Suite 400                                                  Present), First Trust
Wheaton, IL 60187                            o 2008          Advisors L.P. and First
D.O.B.: 07/58                                                Trust Portfolios L.P.;
                                                             Vice President (May 1998
                                                             to January 2008), Van
                                                             Kampen Asset Management
                                                             and Morgan Stanley
                                                             Investment Management

Kristi A. Maher              Assistant       o Indefinite    Deputy General Counsel     N/A             N/A
120 East Liberty Drive,      Secretary and     term          (May 2007 to Present),
  Suite 400                  Chief                           Assistant General Counsel
Wheaton, IL 60187            Compliance      o Assistant     (March 2004 to May 2007),
D.O.B.: 12/66                Officer           Secretary     First Trust Advisors L.P.
                                               since 2005    and First Trust
                                                             Portfolios L.P.
                                             o Chief
                                               Compliance
                                               Officer
                                               since
                                               January 2011

--------------------

(1) Mr. Bowen is deemed an "interested person" of the Funds due to his position as Chief Executive Officer of First Trust Advisors, investment advisor of the Funds.

(2)   Officer positions with the Funds have an indefinite term.

(3) Currently, Robert F. Keith, as a Class I Trustee, is serving a term until the Funds' 2014 annual meeting. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving a term until the Funds' 2012 annual meeting. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving a term until the Funds' 2013 annual meeting.

(4) Each Trustee, except Mr. Keith, has served in such capacity since each Fund's inception. Mr. Keith has served in such capacity since June 2006 for FHI and FHY and for FHO, since the Fund's inception.

UNITARY BOARD LEADERSHIP STRUCTURE


      Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a "unitary" board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Defined Portfolio Fund, LLC, open-end funds with two and eight portfolios, respectively, advised by First Trust; First Trust High Income Long/Short Fund, First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded AlphaDEX(R) Fund and First Trust Exchange-Traded AlphaDEX(R) Fund II, exchange-traded funds with 59 portfolios advised by First Trust (each a "First Trust Fund" and collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Funds, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. In addition, Mr. Bowen and the other officers of the Funds hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Funds.


      The management of the Funds, including general supervision of the duties performed for the Funds under the investment management agreements between each Fund and the Advisor, is the responsibility of the Board of Trustees. The Trustees of the Funds set broad policies for the Funds, choose the Funds' officers, and hire the Funds' investment advisor and other service providers. The officers of the Funds manage the day-to-day operations and are responsible to the Funds' Board. The Funds' Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as both the Chief Executive Officer for each First Trust Fund and the Chairman of each Board in the First Trust Fund Complex.


      The same five persons serve as Trustees on the Funds' Board and on the boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. In addition, all of the First Trust Funds that are closed-end funds (the "First Trust Closed-end Funds") are managed by the Advisor and employ common service providers for custody, fund accounting, administration and transfer agency that provide substantially similar services to the First Trust Closed-end Funds pursuant to substantially similar contractual arrangements. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust Closed-end Funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which, as a body, possesses the appropriate skills, diversity, independence and experience to oversee the Funds' business.


      Annually, the Board reviews its governance structure and the committee structures, their performance and functions and reviews any processes that would enhance Board governance over the Funds' business. Each Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.

      In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, each Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a two-year term or until his successor is selected. Effective January 1, 2010, Niel B. Nielson serves as the Lead Independent Trustee.

      The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements, and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, each Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

      The three committee chairs and the Lead Independent Trustee rotate every two years in serving as chair of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee also serves on the Executive Committee with the Interested Trustee.


      The four standing committees of the Board are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Funds' Declarations of Trust and By-Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson and Mr. Bowen are members of the Executive Committee. During the last fiscal year, the Executive Committee of each Fund held 12 meetings.

      The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Funds' Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. The Board has also adopted a mandatory retirement age of 72. When a vacancy on the Board of Trustees of a Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the applicable Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the applicable Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee of each Fund held 4 meetings.

      The Valuation Committee is responsible for the oversight of the pricing procedures of each Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee of each Fund held 4 meetings.

      The Audit Committee is responsible for overseeing each Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee of each Fund held 7 meetings.


RISK OVERSIGHT

      As part of the general oversight of each Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Funds' risks. Oversight of investment and compliance risk, including oversight of sub-advisors, is performed primarily at the Board level in conjunction with the Advisor's investment oversight group and the Funds' Chief Compliance Officer ("CCO"). Oversight of other risks also occurs at the committee level. The Advisor's investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to sub-advisors and their operations and processes. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor each Fund's major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund's risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of each Fund. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing agents and actions by the Advisor's Pricing Committee with respect to the valuation of portfolio securities.


      Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.


BOARD DIVERSIFICATION AND TRUSTEE QUALIFICATIONS

      As described above, the Nominating and Governance Committee of each Board oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability, and if qualifying as an Independent Trustee, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities.

      Listed below for each current Trustee and nominee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this document, that each current Trustee and nominee should serve as a trustee.


      Richard E. Erickson, M.D., is an orthopedic surgeon and President of Wheaton Orthopedics. He also has been a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008 - 2009), Chairman of the Nominating and Governance Committee (2003 - 2007) and Chairman of the Valuation Committee (June 2006 -
2007) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since 2010) of the First Trust Funds.

      Thomas R. Kadlec is President of ADM Investor Services Inc. ("ADMIS"), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company ("ADM"). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and is a member of ADM's Integrated Risk Committee, which is tasked with the duty of implementing and communicating enterprise-wide risk management. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust Closed-end Fund in 2003 until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007. He also served as Chairman of the Valuation Committee (2008 -
2009) and currently serves as Chairman of the Audit Committee (since 2010) of the First Trust Funds.

      Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2004. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas, five years as President and COO of ServiceMaster Management Services and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster's expansion of its Management Services division in to Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008 - 2009) of the First Trust Funds and currently serves as Chairman of the Nominating and Governance Committee (since 2010) of the First Trust Funds.

      Niel B. Nielson, Ph.D., has served as the President of Covenant College since 2002. Mr. Nielson formerly served as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996 -
1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company, and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. ("CRT"). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003 - 2007), Chairman of the Nominating and Governance Committee (2008 - 2009) and currently serves as Lead Independent Trustee (since 2010) of the First Trust Funds.

      James A. Bowen is President and Chief Executive Officer of the First Trust Funds and Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 27 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served on the Board of Trustees for Wheaton

College since October 2005. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.

      Each trust in the First Trust Fund Complex pays each Independent Trustee an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. In addition, for all the trusts in the First Trust Fund Complex, Dr. Nielson is paid annual compensation of $10,000 to serve as the Lead Independent Trustee, Mr. Kadlec is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Dr. Erickson is paid annual compensation of $2,500 to serve as the chairman of the Valuation Committee and Mr. Keith is paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. Each committee chairman and the Lead Independent Trustee will serve a two-year term expiring December 31, 2011 before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The annual compensation is allocated equally among each of the trusts in the First Trust Fund Complex. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

      The following table sets forth the compensation paid by each Fund during the Fund's last fiscal year to each of the Trustees and total compensation paid to each of the Trustees by the First Trust Fund Complex for the calendar year ended December 31, 2010. The Funds have no retirement or pension plans. The officer and Trustee who is an "interested person" as designated above serves without any compensation from the Funds. The Funds have no employees. Their officers are compensated by First Trust Advisors L.P.


                                AGGREGATE         AGGREGATE         AGGREGATE       TOTAL COMPENSATION
                               COMPENSATION      COMPENSATION      COMPENSATION       FROM FUNDS AND
 NAME OF TRUSTEE               FROM FHI (1)      FROM FHY (1)      FROM FHO (1)       FUND COMPLEX(2)
 James A. Bowen                     $0                $0             $0                      $0
 Richard E. Erickson              $9,816            $9,816          $9,816                 $167,426
 Thomas R. Kadlec                 $9,816            $9,816          $9,816                 $169,963
 Robert F. Keith                  $9,743            $9,743          $9,743                 $167,426
 Niel B. Nielson                 $10,318           $10,318         $10,318                 $179,633

--------------------

(1) The compensation paid by each Fund to the Trustees for the last fiscal year for services to the Fund.

(2) The total compensation paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Funds and the First Trust Fund Complex for the calendar year ended December 31, 2010, is based on compensation paid to these Trustees for services as Trustees to the Funds and the First Defined Portfolio Fund, LLC, an open-end fund (with eight portfolios), the First Trust Exchange-Traded Fund, the First Trust Exchange-Traded Fund II and the First Trust Exchange-Traded AlphaDEX(R) Fund, exchange-traded funds, plus compensation paid to these Trustees by the First Trust High Income Long/Short Fund, the First Trust Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust Mortgage Income Fund, the First Trust/Aberdeen Emerging Opportunity Fund, the First Trust Specialty Finance and Financial Opportunities Fund, the Energy Income and Growth Fund and the First Trust Active Dividend Income Fund. Compensation includes, with respect to certain exchange-traded funds, compensation paid by the Advisor from its advisory fee rather than by the exchange-traded fund directly.

      The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in each Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2010:

                                                                                    AGGREGATE DOLLAR RANGE OF
                                                                  DOLLAR RANGE         EQUITY SECURITIES IN
                           DOLLAR RANGE OF                             OF           ALL REGISTERED INVESTMENT
                               EQUITY         DOLLAR RANGE OF        EQUITY                 COMPANIES
                             SECURITIES      EQUITY SECURITIES     SECURITIES       OVERSEEN BY TRUSTEE IN THE
TRUSTEE                        IN FHI             IN FHY             IN FHO          FIRST TRUST FUND COMPLEX
James A. Bowen               $1-$10,000       $10,001-$50,000         None              $50,001-$100,000
Richard E. Erickson             None               None               None              Over $100,000
Thomas R. Kadlec                None               None               None              Over $100,000
Robert F. Keith                 None               None               None              Over $100,000
Niel B. Nielson              $1-$10,000         $1-$10,000            None              Over $100,000

      As of December 31, 2010, the Independent Trustees of the Funds and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.


                               INVESTMENT ADVISOR

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Acquiring Fund and Acquired Funds. As investment advisor, First Trust Advisors provides each Fund with professional investment supervision and selects each Fund's Sub-Advisor (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as Trustees or officers of a Fund if elected to such positions. First Trust Advisors supervises the activities of the Funds' Sub-Advisor and provides the Funds with certain other services necessary with the management of the portfolio.


      First Trust Advisors is also advisor or sub-advisor to 14 mutual funds, 59 exchange-traded funds and 13 closed-end funds (including the Funds) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. First Trust Portfolios L.P. specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios L.P., an Illinois limited partnership formed in 1991, took over the First Trust product line and acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. The First Trust product line commenced with the first insured unit investment trust in 1974 and to date, more than $150 billion in gross assets have been deposited in First Trust Portfolios L.P. unit investment trusts.

      First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their ownership interests. The Charger Corporation is an Illinois corporation that was previously controlled by the Robert Donald Van Kampen family. On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement with James A. Bowen, the Chief Executive Officer of First Trust Advisors, to sell 100% of the common stock of The Charger Corporation to Mr. Bowen (who holds the interest through a limited liability company of which he is the sole member) (the "General Partner Transaction"). This General Partner Transaction was completed in accordance with its terms on October 12, 2010.


      First Trust Advisors acts as investment advisor to each Fund pursuant to an investment management agreement. After an initial two-year period, the investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by the Trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the applicable Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by the vote of a majority of the outstanding voting securities of a Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The investment management agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of a Fund, in the event that it shall have been established by a court of competent jurisdiction that the Advisor, or any officer or director of the Advisor, has taken any action which results in a breach of the material covenants of the Advisor set forth in the investment management agreement. The investment management agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the investment management agreement.

      Pursuant to the respective investment management agreement between the Advisor and each Fund, each Fund has agreed to pay a fee for the services and facilities provided by the Advisor at the annual rate of 0.90% of Managed Assets. For purposes of calculation of the management fee, a Fund's "Managed Assets" means the average daily gross asset value of a Fund (including assets attributable to a Fund's preferred shares, if any, and the principal amount of borrowings, if any), minus the sum of a Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by a Fund and the liquidation preference of outstanding preferred shares).

      In addition to the fee of First Trust Advisors, each Fund pays all other costs and expenses of its operations, including: compensation of its Trustees (other than the Trustee affiliated with First Trust Advisors); custodian, transfer agent, administrative, accounting and dividend disbursing expenses; legal fees; leverage expenses; rating agency fees; listing fees and expenses; expenses of independent auditors; expenses of repurchasing common shares; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      The Sub-Advisor receives a portfolio management fee at the annual rate of 0.45% of Managed Assets, which is paid by the Advisor out of the Advisor's management fee. Pursuant to the investment management agreements between each Fund and the Advisor, the Advisor must report regularly to the Board of Trustees on the performance of the Fund's investment portfolio as managed by the Sub-Advisor.

      Because the fee paid to the Advisor (and by the Advisor to the Sub-Advisor) will be calculated on the basis of the Funds' Managed Assets, which include the proceeds of leverage, the dollar amount of the Advisor's and Sub-Advisor's fees will be higher (and the Advisor and Sub-Advisor will be benefited to that extent) when leverage is utilized. In this regard, if a Fund uses leverage in the amount equal to 33-1/3% of the Fund's Managed Assets (after the issuance of leverage), the Fund's management fee would be approximately 1.34% of net assets attributable to common shares. See "Summary--Comparison of the Acquiring Fund and the Acquired Funds--Management" in the Proxy Statement/Prospectus.


CODE OF ETHICS

      The Funds, the Advisor and the Sub-Advisor have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's website (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.


                      PROXY VOTING POLICIES AND PROCEDURES

      Each Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.


      The Board has delegated to the Sub-Advisor the proxy voting responsibilities for the voting securities held by each Fund and has directed the Sub-Advisor to vote proxies consistent with each Fund's best interests and in accordance with the Sub-Advisor's written Portfolio Proxy Voting Policies and Procedures attached hereto as Appendix C.


      Information regarding how the Funds voted proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (800) 621-1675; (ii) on the Funds' website at http://www.ftportfolios.com; and (iii) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                  SUB-ADVISOR


      Prior to June 29, 2009, Valhalla Capital Partners, LLC ("Valhalla") served as the sub-advisor to the Acquiring Fund and the Acquired Funds and managed each Fund's portfolio subject to First Trust Advisors' supervision. Since June 29, 2009, Brookfield Investment Management Inc. ("Brookfield") has served as sub-advisor to each Fund and manages each Fund's portfolio subject to First Trust Advisors' supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust Advisors from its investment advisory fee.

      Brookfield is a global investment manager focused on specialized equity and fixed income securities investments. The firm is an indirect wholly-owned subsidiary of Brookfield Asset Management Inc. ("BAM"), a leading global asset manager with over $100 billion in assets under management as of March 31, 2011 and over 100 years of experience in the property, power and infrastructure industries. HCM Holdings, Inc. ("HCM") is the sole shareholder of Brookfield. HCM is a wholly-owned subsidiary of Brookfield Investment Management Holdings Inc. ("Brookfield Holdings"). Brookfield Holdings is a wholly-owned subsidiary of Brookfield US Corporation, which is a wholly-owned subsidiary of Brookfield US Holdings Inc. Brookfield US Holdings Inc. is a wholly-owned subsidiary of BAM.

      Brookfield is an SEC-registered investment advisor and with its affiliates, had over $23 billion in assets under management as of March 31, 2011. Headquartered in New York, the firm maintains offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney and Toronto.


      Kim G. Redding is the chairman of the board, the sole director and the chief executive officer and chief investment officer of Brookfield. Mr. Redding's business address is c/o Brookfield, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

      Brookfield is responsible for the day-to-day management of each Fund's portfolio utilizing a team led by Dana E. Erikson and Anthony Breaks.

Dana E. Erikson, CFA
Managing Director

      Mr. Erikson, Senior Portfolio Manager and the Head of the Global High Yield Team, is responsible for the firm's corporate high yield exposures and the establishment of portfolio objectives and strategies.

      Mr. Erikson has 25 years of investment experience. Prior to joining the firm, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Prior to Evergreen, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

      Mr. Erikson received a BA in economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

Anthony Breaks, CFA
Director


      Mr. Breaks is a Portfolio Manager on the Structured Products Investments team. Mr. Breaks is one of four team leaders in mortgage-backed securities ("MBS") and asset-backed securities ("ABS") and is a member of the team's securities analysis committee. In his role, Mr. Breaks is one of the team's portfolio managers. Mr. Breaks also has managed structured product vehicles, such as structured investment vehicles ("SIVs"), asset-backed commercial paper ("ABCP") and CDOs, for Brookfield and has experience in insurance company asset management. Mr. Breaks earned a BS degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.


      The portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds, including separate accounts. The advisory fees received by Sub-Advisor in connection with the management of each Fund and other accounts are not based on the performance of the Fund or the other accounts. Information regarding those other accounts is set forth below.

------------------------------------------------------------------------------------------------------------------
                                          NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                            AS OF DECEMBER 31, 2010
------------------------------------------------------------------------------------------------------------------

                                   REGISTERED INVESTMENT
                                         COMPANIES                 OTHER POOLED
      PORTFOLIO MANAGER           (OTHER THAN THE FUNDS)        INVESTMENT VEHICLES          OTHER ACCOUNTS
------------------------------ ------------------------------ ------------------------ ---------------------------
Dana E. Erikson                     Number: 9                     Number: 1                Number: 3
                                    Assets: $399,646,525          Assets: $35,848,140      Assets: $128,208,177
------------------------------ ------------------------------ ------------------------ ---------------------------
Anthony Breaks                      Number:  7                    Number: 5                Number: 0
                                    Assets:  $299,078,884         Assets: $582,649,832     Assets: $0
------------------------------------------------------------------------------------------------------------------

      As shown in the table above, certain portfolio managers may manage other accounts. Fees earned by Brookfield may vary among these accounts. These factors could create conflicts of interest if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for other accounts that may adversely impact the value of securities held by a Fund. However, Brookfield believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; (ii) the equity securities in which a Fund will invest are typically liquid securities; and (iii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Brookfield has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

      Securities considered as investments for a Fund also may be appropriate for other investment accounts managed by the Sub-Advisor or its affiliates. Whenever decisions are made to buy or sell securities by a Fund and one or more of the other accounts simultaneously, the Sub-Advisor may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Trustees of the Funds that the benefits from the Sub-Advisor organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.


      As of March 31, 2011, the portfolio managers received all of their compensation from Brookfield. Brookfield compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and when compared to appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their portfolio teams and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with a portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of Brookfield and its parent company. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan
(LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with Brookfield's clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.


   The compensation structure of Brookfield's portfolio managers and other investment professionals has four primary components:

      o     A base salary,

      o     An annual cash bonus,

      o If applicable, long-term compensation consisting of restricted stock units or stock options of Brookfield's ultimate parent company, Brookfield Asset Management Inc., and

      o If applicable, long-term compensation consisting of restricted stock units in the private funds managed by the investment professional.

      The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of Brookfield's employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.


      At March 31, 2011, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "1934 Act")) any shares of the Funds. The portfolio managers may purchase common shares of the Funds for their personal accounts.


      The Sub-Advisor, subject to the Board of Trustees' and Advisor's supervision, provides the Funds with discretionary investment services. Specifically, the Sub-Advisor is responsible for managing the investments of each Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Proxy Statement/Prospectus and this Statement of

Additional Information, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Advisor in writing. The Sub-Advisor further agrees to conform to all applicable laws and regulations of the Securities and Exchange Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Advisor in all material respects will satisfy any applicable fiduciary duties it may have to each Fund, will monitor each Fund's investments, and will comply with the provisions of each Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Advisor is responsible for effecting all security transactions for the Funds' assets. The Sub-Advisory Agreement provides that the Sub-Advisor shall not be liable for any loss suffered by a Fund or the Advisor (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Advisor's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.


      The following tables provide the advisory fee amounts the Funds paid the Advisor and the sub-advisory fee amounts that were payable by the Advisor to Brookfield (since June 29, 2009), and to Valhalla (prior to June 29, 2009) for the last three fiscal years. See "Summary--Comparison of the Acquiring Fund and the Acquired Funds--Management" and "Management of the Funds--Investment Management Agreement" in the Funds' Proxy Statement/Prospectus. All fees and expenses are accrued daily and deducted before payment of dividends to investors.


------------------------------------------------------------------------------------------------------------------
                                                       FHI
------------------------------------------------------------------------------------------------------------------
                                        10/31/08                    10/31/09                    10/31/10
------------------------------ --------------------------- --------------------------- ---------------------------
Gross Advisory Fees Paid to          $1,254,596.31                 $308,429.60                 $301,057.73
Advisor
------------------------------ --------------------------- --------------------------- ---------------------------
Advisory Fees Waived by                    $0                          $0                          $0
Advisor
------------------------------ --------------------------- --------------------------- ---------------------------
Sub-Advisory Fees Paid to              $557,598.36                $137,684.87                  $150,528.87
Brookfield and/or Valhalla(1)                              (including $101,336.58 to
                                                            Valhalla and $36,348.29
                                                                to Brookfield)
------------------------------ --------------------------- --------------------------- ---------------------------
Net Advisory Fees                      $696,997.75                 $170,744.73                 $150,528.87
------------------------------------------------------------------------------------------------------------------


                                      -49-


------------------------------------------------------------------------------------------------------------------
                                                       FHY
------------------------------------------------------------------------------------------------------------------
                                        10/31/08                    10/31/09                    10/31/10
------------------------------ --------------------------- --------------------------- ---------------------------
Gross Advisory Fees Paid to          $1,425,308.02                 $484,878.96                 $452,456.42
Advisor
------------------------------ --------------------------- --------------------------- ---------------------------
Advisory Fees Waived by                    $0                          $0                          $0
Advisor
------------------------------ --------------------------- --------------------------- ---------------------------
Sub-Advisory Fees Paid to              $633,470.23           $216,517.64 (including            $226,228.21
Brookfield and/or Valhalla(1)                               $155,861.90 to Valhalla
                                                               and $60,655.74 to
                                                                  Brookfield)
------------------------------ --------------------------- --------------------------- ---------------------------
Net Advisory Fees                      $791,837.79                 $268,361.32                 $226,228.21
------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                       FHO
------------------------------------------------------------------------------------------------------------------
                                      10/31/08(2)                 10/31/09(2)                   10/31/10
------------------------------ --------------------------- --------------------------- ---------------------------
Gross Advisory Fees Paid to            $743,388.45                 $353,379.15                 $404,197.68
Advisor
------------------------------ --------------------------- --------------------------- ---------------------------
Advisory Fees Waived by                    $0                          $0                          $0
Advisor
------------------------------ --------------------------- --------------------------- ---------------------------
Sub-Advisory Fees Paid to              $330,394.87           $157,891.72 (including            $202,098.84
Brookfield and/or Valhalla(1)                               $109,977.90 to Valhalla
                                                               and $47,913.82 to
                                                                  Brookfield)
------------------------------ --------------------------- --------------------------- ---------------------------
Net Advisory Fees                      $412,993.58                 $195,487.43                 $202,098.84
------------------------------------------------------------------------------------------------------------------

--------------------

(1) Sub-advisory fees were payable to Valhalla prior to June 29, 2009 and to Brookfield since June 29, 2009.

(2) On September 21, 2009, the Board of Trustees approved a change in FHO's fiscal year end from January 31 to October 31. Fees reflect the twelve months ended October 31, 2008 and October 31, 2009, respectively.


      The Sub-Advisory Agreement for each Fund has been approved by the Board of Trustees of the Fund, including a majority of the Independent Trustees, and the shareholders of the Fund. The Sub-Advisory Agreements may be terminated without the payment of any penalty by the Advisor, the Funds' Board of Trustees, or by vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Advisor.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to the supervision of the Board of Trustees, the Sub-Advisor shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Advisor and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for each Fund, the Sub-Advisor's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Advisor to solicit competitive bids for each transaction or to seek the lowest available commission cost to a Fund, so long as the Sub-Advisor reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage (as defined in Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Sub-Advisor, viewed in terms of either that particular transaction or of the Sub-Advisor's overall responsibilities with respect to its clients, including the Funds, as to which the Sub-Advisor exercises investment discretion, notwithstanding that a Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge a Fund a lower commission on the particular transaction.

      The Sub-Advisor's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution are: (1) determine each client's trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

      In arranging for the purchase and sale of clients' portfolio securities, the Sub-Advisor takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Advisor's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Advisor's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Advisor does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

      When buying or selling securities in dealer markets, the Sub-Advisor generally prefers to deal directly with market makers in the securities. The Sub-Advisor will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Sub-Advisor and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

      The Sub-Advisor may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Advisor's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

      Portfolio transactions for each client account will generally be completed independently, except when the Sub-Advisor is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Advisor endeavors, when possible, to use an "averaging" procedure.

      Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Advisor unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

      The Sub-Advisor may also consider the following when deciding on allocations: (1) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (2) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (3) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST


      Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Funds. However, the Declaration of Trust of each Fund (the "Declaration") contains an express disclaimer of shareholder liability for debts or obligations of each Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The applicable Declaration further provides for indemnification out of the assets and property of each Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. Each Fund believes that the likelihood of such circumstances is remote.

      The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of a Fund or to convert a Fund to open-end status. The number of Trustees is currently five, but the Board of Trustees may increase the size of the Board up to a total of 15 Trustees. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. Vacancies on the Board of Trustees may be filled by a majority action of the remaining Trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. Generally, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize: (1) a conversion of a Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of a Fund with any corporation, association, trust or other organization, including a series or class of such other organization (other than a merger, consolidation, reorganization or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction); (3) a sale, lease or exchange of all or substantially all of a Fund's assets (other than in the regular course of business of the Fund, sales of assets in connection with the termination of the Fund as provided in the Declaration, or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction); (4) in certain circumstances, a termination of a Fund; (5) removal of Trustees by shareholders; or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then preferred shares outstanding, with respect to (1) above, two-thirds of the preferred shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between a Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the preferred shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the preferred shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

      Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby a Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the shares outstanding and entitled to vote.

      As noted above, pursuant to the Declaration, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (1) the merger or consolidation of a Fund or any subsidiary of the Fund with or into any Principal Shareholder; (2) the issuance of any securities of a Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (3) the sale, lease or exchange of all or any substantial part of the assets of a Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period);
(4) the sale, lease or exchange to a Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (1) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of a Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision, (2) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (3) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by a Fund and its subsidiaries. As described in the Declaration, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between a Fund and any national securities exchange.


      The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their common shares at a premium over market value by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Funds has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Funds and their Common Shareholders.

      For each Fund, reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

      The Declaration provides that the obligations of the applicable Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office with or on behalf of a Fund.


             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND


      Each Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Funds' common shares trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Funds' Advisor, Sub-Advisor and the corporate finance services and consulting agent that the Advisor has retained, from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of a Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that a Fund will in fact effect repurchases of or tender offers for any of its common shares. In addition, any service fees incurred in connection with any tender offer made by a Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders. Before deciding whether to take any action if a Fund's common shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if a Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

      Further, the staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by a Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

      Subject to its investment limitations, each Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

      Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) a Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board of Trustees' judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting a Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks in which a Fund invests, (d) material limitation affecting a Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on a Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Funds.

      Conversion to an open-end company would require the approval of the holders of at least two-thirds of a Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are preferred shares outstanding, the affirmative vote of two-thirds of the preferred shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between a Fund and any national securities exchange. See the Proxy Statement/Prospectus under "Additional Information About the Funds--Repurchase of Common Shares; Conversion to Open-End Fund" for a discussion of voting requirements applicable to conversion of a Fund to an open-end company. If a Fund converted to an open-end company, the Fund's common shares would no longer be listed on the New York Stock Exchange. Any preferred shares or other borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict a Fund's ability to invest in certain securities discussed in the Proxy Statement/Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to Common Shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge or contingent deferred sales change, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of a Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

      The repurchase by a Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in a Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that a Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.


      In addition, a purchase by a Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.


                           FEDERAL INCOME TAX MATTERS


      This section summarizes some of the main U.S. federal income tax consequences of owning common shares of the Funds. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.


      This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

      As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.


      Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its shareholders.


      Subject to certain de minimis and reasonable cause exceptions, to qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year.

      As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


      Subject to certain de minimis and reasonable cause exceptions, if a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as dividend income, which, in general and subject to limitations under the Code, under current law would constitute qualified dividend income in the case of individual shareholders and would be eligible for a corporate dividends received deduction.


DISTRIBUTIONS

      Dividends paid out of each Fund's investment company taxable income (computed without regard to deduction for dividends paid) generally are taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, if a Fund holds certain equity securities, certain ordinary income distributions that are specifically designated by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates. In particular, a portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as a Fund are generally taxed at the same rates that apply to net capital gain (generally, a maximum rate of 15%), provided certain holding period requirements are satisfied and provided the dividends are attributable to "qualified dividends" received by the Fund itself. Dividends received by a Fund from REITs and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2013. Each Fund generally does not expect to generate qualified dividends eligible for the lower tax rates.

      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. To the extent that the amount of any distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

      Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

DIVIDENDS RECEIVED DEDUCTION

      A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, if a Fund holds equity securities, certain ordinary income dividends on shares that are attributable to dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction, but this amount is not expected to be significant.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares.

NATURE OF THE FUNDS' INVESTMENTS

      Certain of the Funds' investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause a Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. Each Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

      Each Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

      If a Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its Common Shareholders. The Funds will not be able to pass through to its Common Shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

MEDICARE TAX

      Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8 percent "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to the net investment income of individual investors if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

BACKUP WITHHOLDING

      Each Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2013, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

      U.S. taxation of a shareholder who, for United States federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

      Income Not Effectively Connected. If the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions, subject to certain exceptions described below.

      Distributions of capital gain dividends and any amounts retained by a Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for 183 or more days during the taxable year and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, each Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for 183 or more days during the taxable year and meets certain other requirements. In the case of dividends with respect to taxable years of a Fund beginning after 2004 and prior to 2012, distributions from the Fund that are properly designated by the Fund as short-term capital gain dividends attributable to certain short-term capital gains recognized by the Fund are subject to similar rules.

      In the case of dividends with respect to taxable years of a Fund beginning after 2004 and prior to 2012, distributions from the Fund that are properly designated by the Fund as interest-related dividends attributable to certain interest received by the Fund may not be subject to U.S. federal income tax when received by certain non-U.S. shareholders, provided the Fund makes certain elections and certain conditions are met.

      In addition, distributions and dispositions of interests in the Fund after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity's U.S. owners.

      Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

ALTERNATIVE MINIMUM TAX

     As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the fund), depending on their individual circumstances.


                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

      Each Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of a Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard & Poor's Index of 500 stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Each Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. Each Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper Inc., that the Fund believes to be generally accurate.

      Each Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

      From time to time, each Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. Each Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of a Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

      Each Fund's "average annual total return" is computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

      Average Annual Total Return will be computed as follows:

            ERV = P(1+T)/n/

      Where P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

      Each Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. Each Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. Each Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in a Fund. State and local taxes are ignored.

      Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

      Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

             ATV/D/ = P(1+T)/n/

      Where: P = a hypothetical initial investment of $1,000
             T = average annual total return (after taxes on distributions) n = number of years
        ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

      Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

             ATV/DR/ = P(1+T)/n/

      Where: P = a hypothetical initial investment of $1,000
             T = average annual total return (after taxes on distributions and redemption)
             n = number of years
       ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

      Quotations of yield for a Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

             Yield = 2 [( a-b/cd +1)/6/ - 1]

      Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
             d = the maximum offering price per share on the last day of the period

      Past performance is not indicative of future results. At the time shareholders sell their shares, they may be worth more or less than their original investment.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      The Financial Statements of the Acquiring Fund and each Acquired Fund as of October 31, 2010, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their reports thereon incorporated by reference in this Statement of Additional Information, and are incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing services. Deloitte & Touche LLP provides auditing services to the Funds. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606.


          CUSTODIAN, ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

      PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as custodian for the Funds. As such, PFPC Trust Company has custody of all securities and cash of each Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds. BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, is the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Funds and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Funds and maintenance of shareholder accounts. BNY Mellon Investment Servicing (US) Inc. also provides certain accounting and administrative services to the Funds pursuant to an Administration and Accounting Services Agreement, including maintaining the Funds' books of account, records of the Funds' securities transactions, and certain other books and records; acting as liaison with the Funds' independent registered public accounting firm and providing the independent registered public accounting firm with certain Fund accounting information; and providing other continuous accounting and administrative services.


                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-14, including amendments thereto, relating to the shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the Securities and Exchange Commission. The Proxy Statement/Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the shares offered hereby, reference is made to the Acquiring Fund's Registration Statement. Statements contained in the Proxy Statement/Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

                            FINANCIAL STATEMENTS AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


      Each Fund's financial statements, financial highlights, schedule of investments as of October 31, 2010, notes to such statements and the report of Deloitte & Touche LLP thereon, contained in the Fund's Annual Report for the year ended October 31, 2010 in the Fund's Form N-CSR filed with the Commission on January 6, 2011 or January 7, 2011, and each Fund's financial statements, financial highlights, schedule of investments as of April 30, 2011 and notes to such statements contained in the Fund's Semi-Annual Report for the period ended April 30, 2011 in the Fund's Form N-CSRS filed with the Commission on June 29, 2011, are hereby incorporated by reference into, and are made part of, this Statement of Additional Information. A copy of such Annual Report and Semi-Annual Report must accompany the delivery of this Statement of Additional Information and may be obtained without charge by calling (800) 988-5891 or writing to First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.


                         PRO FORMA FINANCIAL STATEMENTS


      Set forth in Appendix A hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to each of the Reorganizations of the Acquired Funds with the Acquiring Fund which include: (i) Pro Forma Condensed Combined Schedule of Investments at April 30, 2011, (ii) Pro Forma Condensed Combined Statement of Assets and Liabilities at April 30, 2011, (iii) Pro Forma Condensed Combined Statement of Operations for the 12-month period ended April 30, 2011 and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

                                   APPENDIX A


                       PRO FORMA SCHEDULE OF INVESTMENTS
                            AND FINANCIAL STATEMENTS

FIRST TRUST STRATEGIC HIGH INCOME FUNDS I, II & III
PORTFOLIO OF INVESTMENTS (A)
April 30, 2011 (Unaudited)


   FHY            FHI            FHO          Combined
Principal      Principal      Principal      Principal
  Value          Value          Value          Value                                 Description
-----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 92.5%
                                                            AUTOMOTIVE - 2.8%
 $   675,000   $   425,000   $         -   $    1,100,000   American Axle & Manufacturing, Inc.
     600,000       400,000       500,000        1,500,000   Ford Motor Co. (c)
     160,000       105,000       140,000          405,000   Pittsburgh Glass Works LLC (b)
           -       425,000             -          425,000   Tenneco, Inc.
     105,000        70,000        95,000          270,000   Visteon Corp. (b)



                                                            BASIC INDUSTRY - 15.1%
     645,000       455,000       615,000        1,715,000   AK Steel Corp. (c)
     650,000       425,000       600,000        1,675,000   Arch Coal, Inc. (c)
     500,000             -             -          500,000   Associated Materials LLC (b) (c)
     500,000             -             -          500,000   Building Materials Corp of America (b)
           -             -       400,000          400,000   Domtar Corp. (c)
     675,000       215,000       270,000        1,160,000   Georgia-Pacific LLC (c)
           -       185,000       230,000          415,000   Georgia-Pacific LLC (c)
     450,000       275,000       400,000        1,125,000   Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (c)
     675,000       425,000             -        1,100,000   Huntsman International LLC (b)
     675,000       425,000       600,000        1,700,000   Mercer International, Inc.
           -             -       500,000          500,000   Momentive Performance Materials, Inc. (b) (c)
     675,000       425,000       600,000        1,700,000   Ply Gem Industries, Inc. (b) (c)
     675,000       425,000       600,000        1,700,000   Polymer Group, Inc. (b)
     675,000       325,000       600,000        1,600,000   Steel Dynamics, Inc. (c)
     675,000             -             -          675,000   United States Steel Corp. (c)
           -       600,000       650,000        1,250,000   United States Steel Corp. (c)
     675,000       400,000       650,000        1,725,000   Westlake Chemical Corp. (c)



                                                            CAPITAL GOODS - 9.3%
     675,000       425,000       600,000        1,700,000   Berry Plastics Corp. (c)
     370,000       245,000             -          615,000   Coleman Cable, Inc. (c)
     675,000       425,000       600,000        1,700,000   Crown Cork & Seal Co., Inc.
     340,000       215,000       300,000          855,000   Mueller Water Products, Inc. (c)
     675,000       825,000       650,000        2,150,000   Owens-Illinois, Inc. (c)
     355,000       225,000       315,000          895,000   RBS Global, Inc./Rexnord LLC (c)
     600,000       400,000       500,000        1,500,000   Terex Corp. (c)
     450,000       275,000       400,000        1,125,000   Trimas Corp. (c)
     675,000       425,000       600,000        1,700,000   USG Corp. (c) (d)



                                                            CONSUMER CYCLICAL - 7.9%
     675,000       425,000             -        1,100,000   ACCO Brands Corp. (c)
     400,000             -       350,000          750,000   ACE Hardware Corp. (b) (c)
     600,000       400,000             -        1,000,000   Easton-Bell Sports, Inc. (c)
     675,000       425,000       600,000        1,700,000   Levi Strauss & Co. (c)
     675,000       425,000       675,000        1,775,000   Limited Brands, Inc. (c)
           -             -       650,000          650,000   Limited Brands, Inc. (c)
     340,000       220,000       300,000          860,000   Neiman Marcus Group, Inc. (c)
           -       250,000       600,000          850,000   Phillips-Van Heusen Corp. (c)
     675,000       425,000       600,000        1,700,000   Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (b) (c)



                                                            CONSUMER NON-CYCLICAL - 3.6%
     675,000       425,000       600,000        1,700,000   B&G Foods, Inc. (c)
     675,000       500,000             -        1,175,000   C&S Group Enterprises LLC (b) (c)
           -       425,000             -          425,000   Cott Beverages, Inc.
     350,000       215,000       300,000          865,000   Rite Aid Corp. (c)
     350,000       200,000             -          550,000   Rite Aid Corp. (c)



                                                            ENERGY - 16.9%
     275,000       250,000       350,000          875,000   Breitburn Energy Partners LP/Breitburn Finance Corp.
           -       425,000             -          425,000   Calfrac Holdings LP (b)
           -       500,000             -          500,000   Calumet Specialty Products Partners LP/Calumet Finance Corp (b) (c)
     675,000       200,000       600,000        1,475,000   Chaparral Energy, Inc. (c)
     675,000             -             -          675,000   Consol Energy, Inc.
     650,000       425,000       600,000        1,675,000   Crosstex Energy LP/Crosstex Energy Finance Corp. (c)
     350,000       225,000             -          575,000   Edgen Murray Corp. (c)
     215,000       140,000       185,000          540,000   EV Energy Partners LP/EV Energy Finance Corp. (b)
     340,000       215,000       300,000          855,000   GMX Resources, Inc. (b) (c)
     425,000       275,000       350,000        1,050,000   Hercules Offshore LLC (b) (c)
     675,000       425,000       600,000        1,700,000   Hilcorp Energy I LP/Hilcorp Finance Co. (b) (c)
     675,000       425,000       400,000        1,500,000   Key Energy Services, Inc.
     675,000       120,000       150,000          945,000   Linn Energy LLC/Linn Energy Finance Corp. (c)
     600,000       400,000       500,000        1,500,000   McJunkin Red Man Corp. (b) (c)
     675,000       495,000       670,000        1,840,000   Niska Gas Storage US LLC/Niska Gas Storage Canada ULC (c)
     250,000       425,000       600,000        1,275,000   Pioneer Natural Resources Co. (c)
     600,000       425,000       650,000        1,675,000   Plains Exploration & Production Co. (c)
           -             -       650,000          650,000   Quicksilver Resources, Inc. (c)
           -             -       600,000          600,000   Sesi LLC (c)
     675,000       425,000       600,000        1,700,000   Venoco, Inc. (b)



                                                            MEDIA - 10.6%
     675,000       425,000       600,000        1,700,000   American Reprographics Co. (b) (c)
     675,000       425,000       600,000        1,700,000   Cablevision Systems Corp. (c)
     675,000       425,000       600,000        1,700,000   CCO Holdings LLC/CCO Holdings Capital Corp. (c)
     610,000       425,000       665,000        1,700,000   Clear Channel Communications, Inc. (b)
     675,000       425,000       600,000        1,700,000   Deluxe Corp. (c)
     675,000       425,000       600,000        1,700,000   Insight Communications Co., Inc. (b) (c)
     675,000       425,000       600,000        1,700,000   Lamar Media Corp. (c)
     675,000       425,000       600,000        1,700,000   Mediacom LLC/Mediacom Capital Corp. (c)

 Stated         Stated              FHY                FHI                FHO            Combined
 Coupon        Maturity            Value              Value              Value            Value
----------------------------------------------------------------------------------------------------


   7.88         3/1/2017    $      696,938   $        438,812   $             -   $       1,135,750
   6.50         8/1/2018           642,174            428,116           535,145           1,605,435
   8.50        4/15/2016           168,000            110,250           147,000             425,250
   6.88       12/15/2020                 -            437,750                 -             437,750
   6.75        4/15/2019           104,475             69,650            94,525             268,650
                            ------------------------------------------------------------------------
                                 1,611,587          1,484,578           776,670           3,872,835
                            ------------------------------------------------------------------------

   7.63        5/15/2020           681,281            480,594           649,594           1,811,469
   8.75         8/1/2016           731,250            478,125           675,000           1,884,375
   9.13        11/1/2017           539,375                  -                 -             539,375
   6.75         5/1/2021           508,125                  -                 -             508,125
  10.75         6/1/2017                 -                  -           508,000             508,000
   7.38        12/1/2025           729,000            232,200           291,600           1,252,800
   7.25         6/1/2028                 -            196,794           244,663             441,457
   8.88         2/1/2018           490,500            299,750           436,000           1,226,250
   8.63        3/15/2021           761,062            479,187                 -           1,240,249
   9.50        12/1/2017           744,188            468,562           661,500           1,874,250
   9.00        1/15/2021                 -                  -           540,000             540,000
   8.25        2/15/2018           696,938            438,813           619,500           1,755,251
   7.75         2/1/2019           705,375            444,125           627,000           1,776,500
   7.63        3/15/2020           742,500            357,500           660,000           1,760,000
   7.38         4/1/2020           715,500                  -                 -             715,500
   7.00         2/1/2018                 -            632,250           684,937           1,317,187
   6.63        1/15/2016           699,469            414,500           673,562           1,787,531
                            ------------------------------------------------------------------------
                                 8,744,563          4,922,400         7,271,356          20,938,319
                            ------------------------------------------------------------------------

   9.50        5/15/2018           682,594            429,781           606,750           1,719,125
   9.00        2/15/2018           393,125            260,313                 -             653,438
   7.38       12/15/2026           673,313            423,938           598,500           1,695,751
   7.38         6/1/2017           339,150            214,463           299,250             852,863
   7.80        5/15/2018           744,187            909,562           716,625           2,370,374
   8.50         5/1/2018           386,950            245,250           343,350             975,550
   8.00       11/15/2017           637,500            425,000           531,250           1,593,750
   9.75       12/15/2017           497,250            303,875           442,000           1,243,125
   9.75        1/15/2018           713,812            449,437           634,500           1,797,749
                            ------------------------------------------------------------------------
                                 5,067,881          3,661,619         4,172,225          12,901,725
                            ------------------------------------------------------------------------

  10.63        3/15/2015           764,437            481,312                 -           1,245,749
   9.13         6/1/2016           433,500                  -           379,313             812,813
   9.75        12/1/2016           675,000            450,000                 -           1,125,000
   7.63        5/15/2020           683,438            430,312           607,500           1,721,250
   7.60        7/15/2037           669,938            421,813           669,937           1,761,688
   8.50        6/15/2019                 -                  -           752,375             752,375
  10.38       10/15/2015           360,400            233,200           318,000             911,600
   7.38        5/15/2020                 -            271,875           652,500             924,375
   9.00        4/15/2019           714,656            449,969           635,250           1,799,875
                            ------------------------------------------------------------------------
                                 4,301,369          2,738,481         4,014,875          11,054,725
                            ------------------------------------------------------------------------

   7.63        1/15/2018           728,156            458,469           647,250           1,833,875
   8.38         5/1/2017           710,437            526,250                 -           1,236,687
   8.13         9/1/2018                 -            457,937                 -             457,937
   8.63         3/1/2015           330,750            203,175           283,500             817,425
   9.75        6/12/2016           395,938            226,250                 -             622,188
                            ------------------------------------------------------------------------
                                 2,165,281          1,872,081           930,750           4,968,112
                            ------------------------------------------------------------------------

   8.63       10/15/2020           294,250            267,500           374,500             936,250
   7.50        12/1/2020                 -            446,250                 -             446,250
   9.38         5/1/2019                 -            525,000                 -             525,000
   8.88         2/1/2017           718,875            213,000           639,000           1,570,875
   8.25         4/1/2020           756,000                  -                 -             756,000
   8.88        2/15/2018           713,375            466,437           658,500           1,838,312
  12.25        1/15/2015           354,375            227,813                 -             582,188
   8.00        4/15/2019           222,525            144,900           191,475             558,900
  11.38        2/15/2019           340,850            215,538           300,750             857,138
  10.50       10/15/2017           448,375            290,125           369,250           1,107,750
   8.00        2/15/2020           727,312            457,937           646,500           1,831,749
   6.75         3/1/2021           695,250            437,750           412,000           1,545,000
   8.63        4/15/2020           749,250            133,200           166,500           1,048,950
   9.50       12/15/2016           619,500            413,000           516,250           1,548,750
   8.88        3/15/2018           734,906            538,931           729,463           2,003,300
   6.65        3/15/2017           275,496            468,342           661,189           1,405,027
   7.63         6/1/2018           646,500            457,938           700,375           1,804,813
  11.75         1/1/2016                 -                  -           763,750             763,750
   6.88         6/1/2014                 -                  -           615,750             615,750
   8.88        2/15/2019           678,375            427,125           603,000           1,708,500
                            ------------------------------------------------------------------------
                                 8,975,214          6,130,786         8,348,252          23,454,252
                            ------------------------------------------------------------------------

  10.50       12/15/2016           720,563            453,688           640,500           1,814,751
   8.63        9/15/2017           759,375            478,125           675,000           1,912,500
   8.13        4/30/2020           754,312            474,937           670,500           1,899,749
   9.00         3/1/2021           623,725            434,563           679,963           1,738,251
   7.38         6/1/2015           702,844            442,531           624,750           1,770,125
   9.38        7/15/2018           757,687            477,062           673,500           1,908,249
   7.88        4/15/2018           729,000            459,000           648,000           1,836,000
   9.13        8/15/2019           735,750            463,250           654,000           1,853,000
                            ------------------------------------------------------------------------
                                 5,783,256          3,683,156         5,266,213          14,732,625
                            ------------------------------------------------------------------------

FIRST TRUST STRATEGIC HIGH INCOME FUNDS I, II & III
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
April 30, 2011 (Unaudited)


   FHY            FHI            FHO          Combined
Principal      Principal      Principal      Principal
  Value          Value          Value          Value                                 Description
-----------------------------------------------------------------------------------------------------------------------------------
                                                            SERVICES - 15.8%
 $   600,000   $   400,000   $   650,000   $    1,650,000   AMC Entertainment, Inc. (c)
           -       425,000       600,000        1,025,000   Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (c)
     350,000       200,000       300,000          850,000   Beazer Homes USA, Inc. (c)
           -       425,000             -          425,000   Citycenter Holdings LLC/Citycenter Finance Corp (b) (c)
           -             -       600,000          600,000   FireKeepers Development Authority (b) (c)
     600,000       400,000       400,000        1,400,000   Harrah's Operating Co., Inc. (c)
     600,000       400,000       650,000        1,650,000   Iron Mountain, Inc. (c)
     675,000       425,000       600,000        1,700,000   K Hovnanian Enterprises, Inc.
     675,000       425,000       600,000        1,700,000   Marina District Finance Co., Inc. (b)
     475,000       300,000       420,000        1,195,000   Maxim Crane Works LP (b) (c)
     350,000       225,000       300,000          875,000   MGM Resorts International (c)
     325,000       225,000       300,000          850,000   MGM Resorts International (c)
     675,000       425,000       600,000        1,700,000   Palace Entertainment Holdings LLC/Palace Entertainment
                                                               Holdings Corp. (b) (c)
     675,000       425,000             -        1,100,000   Pulte Group, Inc. (c)
     350,000       225,000       300,000          875,000   RSC Equipment Rental, Inc./RSC Holdings III LLC (c)
     675,000       425,000       250,000        1,350,000   Standard Pacific Corp. (c)
     675,000       425,000       600,000        1,700,000   United Rentals North America, Inc. (c)



                                                            TECHNOLOGY & ELECTRONICS - 2.7%
      35,000        22,000        31,000           88,000   First Data Corp.
     675,000       425,000       600,000        1,700,000   First Data Corp. (b) (c)
     675,000       500,000       600,000        1,775,000   Freescale Semiconductor, Inc. (b) (c)



                                                            TELECOMMUNICATIONS - 6.0%
     330,000       215,000       315,000          860,000   Cincinnati Bell, Inc. (c)
     320,000       210,000       285,000          815,000   Cincinnati Bell, Inc. (c)
     600,000       400,000       650,000        1,650,000   Frontier Communications (c)
     600,000       200,000       325,000        1,125,000   PAETEC Holding Corp. (c)
           -       200,000       325,000          525,000   PAETEC Holding Corp. (c)
     650,000       400,000       400,000        1,450,000   Qwest Corp.
     650,000       425,000       650,000        1,725,000   Windstream Corp. (c)



                                                            UTILITY - 1.8%
     675,000       425,000       600,000        1,700,000   Calpine Corp. (b) (c)
     350,000       225,000       300,000          875,000   Edison Mission Energy (c)



                                                            TOTAL CORPORATE BONDS AND NOTES

MORTGAGE-BACKED SECURITIES - 21.7%
                                                            COLLATERALIZED MORTGAGE OBLIGATIONS - 10.1%
                                                            Adjustable Rate Mortgage Trust
     378,579       258,567       324,497          961,643        Series 2006-2, Class 1A1 (e)
                                                            Chase Mortgage Finance Corp.
     189,621       130,685       176,809          497,115        Series 2007-S2, Class 1A8
                                                            Citicorp Mortgage Securities, Inc.
     982,000       660,000       917,000        2,559,000        Series 2007-2, Class 1A3
                                                            Citigroup Mortgage Loan Trust, Inc.
     392,882       267,026       353,163        1,013,071        Series 2006-AR6, Class 1A1 (e)
     411,560       279,656       369,637        1,060,853        Series 2007-AR4, Class 1A1A (e)
                                                            Countrywide Alternative Loan Trust
     135,448        91,269       126,983          353,700        Series 2006-41CB, Class 2A14
                                                            Countrywide Home Loan Mortgage Pass Through Trust
     651,970       447,900       604,607        1,704,477        Series 2005-27, Class 2A1
     463,000       314,000       416,000        1,193,000        Series 2007-10, Class A5
                                                            HarborView Mortgage Loan Trust
           -     3,643,456             -        3,643,456        Series 2005-9, Class B10 (e)
                                                            JP Morgan Mortgage Trust
     106,232        73,263        99,363          278,858        Series 2006-S3, Class 1A30
                                                            Residential Accredit Loans, Inc.
           -             -       275,313          275,313        Series 2007-QS6, Class A2 (e)
                                                            Residential Asset Securitization Trust
     575,950       387,182       538,288        1,501,420        Series 2005-A8CB, Class A11
                                                            Structured Asset Securities Corp.
      90,662        61,087        82,036          233,785        Series 2003-10, Class A
                                                            Wells Fargo Mortgage Backed Securities Trust
     680,000       308,000       486,000        1,474,000        Series 2006-8, Class A15
           -             -       114,491          114,491        Series 2007-6, Class A6
     286,131       196,898       267,279          750,308        Series 2007-7, Class A38
     217,000             -       194,000          411,000        Series 2007-7, Class A6
      38,058        26,865        93,467          158,390        Series 2007-8, Class 1A16



                                                            COMMERCIAL MORTGAGE-BACKED SECURITIES - 11.6%
           -             -        57,594           57,594   Bacchus Ltd. (b)
                                                            Banc of America Large Loan, Inc.
   1,000,000     2,000,000             -        3,000,000        Series 2005-MIB1, Class L (e) (f) (g)
                                                            Bear Stearns Commercial Mortgage Securities
           -             -       500,000          500,000        Series 2007-PW17, Class A4
                                                            Citigroup/Deutsche Bank Commercial Mortgage Trust
     590,000       310,000       500,000        1,400,000        Series 2007-CD4, Class A4
                                                            Commercial Mortgage Pass Through Certificates
     645,000       330,000       500,000        1,475,000        Series 2007-C9, Class A4 (e)
                                                            Credit Suisse Mortgage Capital Certificates
           -             -     1,800,000        1,800,000        Series 2006-C3, Class A3
      90,000        60,000        60,000          210,000        Series 2006-C5, Class AJ
                                                            Greenwich Capital Commercial Funding Corp.
     400,000       200,000       500,000        1,100,000        Series 2007-GG11, Class A4
     500,000       330,000       350,000        1,180,000        Series 2007-GG11, Class AJ (e)
           -             -     2,000,000        2,000,000        Series 2007-GG9, Class A4
                                                            GS Mortgage Securities Corp II
   1,180,000       780,000       840,000        2,800,000        Series 2006-GG8, Class AJ
                                                            Morgan Stanley Capital I, Inc.
           -             -     1,000,000        1,000,000        Series 2007-IQ14, Class A4
                                                            Vornado DP LLC
           -             -       930,000          930,000        Series 2010-VNO, Class D (b)



                                                            TOTAL MORTGAGE-BACKED SECURITIES


 Stated         Stated              FHY                FHI                FHO            Combined
 Coupon        Maturity            Value              Value              Value            Value
----------------------------------------------------------------------------------------------------

   8.75         6/1/2019    $      654,000   $        436,000   $       708,500   $       1,798,500
   9.63        3/15/2018                 -            473,875           669,000           1,142,875
   9.13        6/15/2018           350,875            200,500           300,750             852,125
   7.63        1/15/2016                 -            445,187                 -             445,187
  13.88         5/1/2015                 -                  -           709,500             709,500
  11.25         6/1/2017           687,000            458,000           458,000           1,603,000
   8.75        7/15/2018           631,500            421,000           684,125           1,736,625
  10.63       10/15/2016           722,250            454,750           642,000           1,819,000
   9.88        8/15/2018           727,312            457,937           646,500           1,831,749
  12.25        4/15/2015           495,188            312,750           437,850           1,245,788
   5.88        2/27/2014           343,875            221,063           294,750             859,688
  10.38        5/15/2014           377,406            261,281           348,375             987,062

   8.88        4/15/2017           703,687            443,062           625,500           1,772,249
   6.38        5/15/2033           558,563            351,688                 -             910,251
  10.25       11/15/2019           403,375            259,313           345,750           1,008,438
   8.38        5/15/2018           702,000            442,000           260,000           1,404,000
   8.38        9/15/2020           722,250            454,750           642,000           1,819,000
                           -------------------------------------------------------------------------
                                 8,079,281          6,093,156         7,772,600          21,945,037
                           -------------------------------------------------------------------------

   9.88        9/24/2015            36,356             22,853            32,201              91,410
   8.25        1/15/2021           675,000            425,000           600,000           1,700,000
   9.25        4/15/2018           752,625            557,500           669,000           1,979,125
                           -------------------------------------------------------------------------
                                 1,463,981          1,005,353         1,301,201           3,770,535
                           -------------------------------------------------------------------------

   8.25       10/15/2017           336,600            219,300           321,300             877,200
   8.38       10/15/2020           321,600            211,050           286,425             819,075
   7.13        3/15/2019           616,500            411,000           667,875           1,695,375
   8.88        6/30/2017           657,750            219,250           356,281           1,233,281
   9.50        7/15/2015                 -            211,000           342,875             553,875
   6.88        9/15/2033           640,250            394,000           394,000           1,428,250
   7.00        3/15/2019           666,250            435,625           666,250           1,768,125
                           -------------------------------------------------------------------------
                                 3,238,950          2,101,225         3,035,006           8,375,181
                           -------------------------------------------------------------------------

   7.25       10/15/2017           712,125            448,375           633,000           1,793,500
   7.00        5/15/2017           279,125            179,438           239,250             697,813
                           -------------------------------------------------------------------------
                                   991,250            627,813           872,250           2,491,313
                           -------------------------------------------------------------------------
                                50,422,613         34,320,648        43,761,398         128,504,659
                           -------------------------------------------------------------------------



   5.49        5/25/2036           346,242            236,481           296,779             879,502

   6.00        3/25/2037           175,188            120,738           163,351             459,277

   6.00        2/25/2037           968,911            651,203           904,777           2,524,891

   5.92        8/25/2036           364,862            247,981           327,975             940,818
   5.81        3/25/2037           371,691            252,566           333,830             958,087

   6.00        1/25/2037           108,473             73,092           101,693             283,258

   5.50       12/25/2035           595,866            409,357           552,579           1,557,802
   6.00        7/25/2037           388,857            263,718           349,384           1,001,959

   1.96        6/20/2035                 -            309,122                 -             309,122

   6.50        8/25/2036           100,306             69,176            93,820             263,302

  53.80        4/25/2037                 -                  -           482,807             482,807

   6.00        7/25/2035           518,204            348,362           484,319           1,350,885

   6.00        4/25/2033            95,709             64,487            86,602             246,798

   6.00        7/25/2036           648,415            293,694           463,426           1,405,535
   6.00        5/25/2037                 -                  -           103,006             103,006
   6.00        6/25/2037           278,051            191,338           259,731             729,120
   6.00        6/25/2037           209,608                  -           187,392             397,000
   6.00        7/25/2037            36,010             25,419            88,436             149,865
                           -------------------------------------------------------------------------
                                 5,206,393          3,556,734         5,279,907          14,043,034
                           -------------------------------------------------------------------------

   5.13       10/20/2011                 -                  -            58,253              58,253

   3.22        3/15/2022           398,979            797,958                 -           1,196,937

   5.69        6/11/2050                 -                  -           551,280             551,280

   5.32       12/11/2049           634,272            333,262           537,519           1,505,053

   5.81       12/10/2049           718,290            367,497           556,814           1,642,601

   6.02        6/15/2038                 -                  -         1,998,276           1,998,276
   5.37       12/15/2039            80,987             53,992            53,992             188,971

   5.74       12/10/2049           434,042            217,021           542,552           1,193,615
   6.00       12/10/2049           455,512            300,637           318,858           1,075,007
   5.44        3/10/2039                 -                  -         2,177,381           2,177,381

   5.62       11/10/2039         1,073,600            709,668           764,258           2,547,526

   5.69        4/15/2049                 -                  -         1,084,701           1,084,701

   6.36        9/13/2028                 -                  -           965,326             965,326
                           -------------------------------------------------------------------------
                                 3,795,682          2,780,035         9,609,210          16,184,927
                           -------------------------------------------------------------------------
                                 9,002,075          6,336,769        14,889,117          30,227,961
                           -------------------------------------------------------------------------

FIRST TRUST STRATEGIC HIGH INCOME FUNDS I, II & III
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
April 30, 2011 (Unaudited)

   FHY            FHI            FHO          Combined
Principal      Principal      Principal      Principal
  Value          Value          Value          Value                                 Description
-----------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities - 7.9%
                                                            Ace Securities Corp.
 $   473,000   $   322,000   $   425,000   $    1,220,000        Series 2003-MH1, Class A4 (b)
                                                            BankAmerica Manufactured Housing Contract Trust II
   2,300,000             -             -        2,300,000        Series 1997-1, Class B1 (h)
                                                            Bombardier Capital Mortgage Securitization Corp.
           -       306,123             -          306,123        Series 1999-B, Class A1B
     664,741     1,097,258             -        1,761,999        Series 1999-B, Class A3
                                                            Citigroup Mortgage Loan Trust, Inc.
   2,301,000             -             -        2,301,000        Series 2003-HE3, Class M4 (e)
                                                            Conseco Finance Securitizations Corp.
           -     2,637,338             -        2,637,338        Series 2000-6, Class M1
   1,529,867             -             -        1,529,867        Series 2001-3, Class M1
                                                            Countrywide Asset-Backed Certificates
           -             -        36,559           36,559        Series 2004-6, Class 2A5 (e)
     337,730       229,044       303,446          870,220        Series 2006-13, Class 3AV2 (e)
                                                            Credit Suisse First Boston Mortgage Securities Corp.
     142,036        97,838        59,868          299,742        Series 2002-MH3, Class A
                                                            Falcon Franchise Loan Trust
           -     4,905,000             -        4,905,000        Series 2000-1, Class E (b) (g)
           -     4,231,000             -        4,231,000        Series 2003-1, Class E (h) (f)
                                                            Green Tree Financial Corp.
   1,329,350             -             -        1,329,350        Series 1996-6, Class B1
           -       190,221             -          190,221        Series 1997-4, Class B1
           -       837,028             -          837,028        Series 1998-4, Class M1
           -     3,569,733             -        3,569,733        Series 1999-3, Class M1
   2,498,543             -             -        2,498,543        Series 1999-4, Class M1
                                                            GSAMP Trust
           -       440,199             -          440,199        Series 2004-AR2, Class B4 (f)
     966,688       966,688       966,688        2,900,064        Series 2006-S3, Class A2 (g)
     846,333       846,333     1,269,500        2,962,166        Series 2006-S5, Class A1 (e)
                                                            IMC Home Equity Loan Trust
   2,787,682             -             -        2,787,682        Series 1997-3, Class B
   3,107,281             -             -        3,107,281        Series 1997-5, Class B (h)
   2,000,000     5,000,000             -        7,000,000   Independence III CDO, Ltd.
                                                                 Series 3A, Class C1 (e) (f) (i)
                                                            Long Beach Mortgage Loan Trust
   1,907,171     1,907,171     1,907,171        5,721,513        Series 2006-A, Class A2 (g)
                                                            Oakwood Mortgage Investors, Inc.
   1,044,485             -             -        1,044,485        Series 1999-B, Class M1
                                                            Park Place Securities, Inc.
           -     1,512,153             -        1,512,153        Series 2004-WCW1, Class M8 (e)
           -     1,301,976             -        1,301,976        Series 2004-WCW2, Class M10 (f) (e)
                                                            Stanfield Azure CLO, Ltd.
      57,145        39,216             -           96,361        Series 2006-1A, Class X (b)
           -     4,219,712             -        4,219,712   Summit CBO I, Ltd.
                                                                 Series 1A, Class B (e) (f) (g)

                                                            TOTAL ASSET-BACKED SECURITIES


FOREIGN CORPORATE BONDS AND NOTES - 8.5%
                                                            BASIC INDUSTRY - 4.8%
     675,000       425,000       440,000        1,540,000   Cascades, Inc. (c)
     675,000       425,000       600,000        1,700,000   Masonite International Corp. (b)
     530,000       355,000       470,000        1,355,000   Millar Western Forest Products Ltd. (b)
     675,000       450,000       600,000        1,725,000   Tembec Industries, Inc. (c)



                                                            CAPITAL GOODS - 0.9%
     650,000       425,000             -        1,075,000   Bombardier, Inc. (b) (c)


                                                            ENERGY - 0.5%
     250,000       170,000       225,000          645,000   Precision Drilling Corp. (b) (c)


                                                            SERVICES - 0.5%
     675,000             -             -          675,000   Royal Caribbean Cruises Ltd. (c)


                                                            TELECOMMUNICATIONS - 1.3%
     600,000       400,000       500,000        1,500,000   Global Crossing Ltd. (c)


                                                            UTILITY - 0.5%
     346,410       222,692       296,923          866,025   Texas Competitive Electric Holdings Co., LLC Tranche B2 (e)

                                                            TOTAL FOREIGN CORPORATE BONDS AND NOTES


STRUCTURED NOTES - 0.0%
   2,000,000     3,750,000             -        5,750,000   Preferred Term Securities XXV, Ltd. (f) (j)
           -             -     2,500,000        2,500,000   Preferred Term Securities XXVI, Ltd. (f)

                                                            TOTAL STRUCTURED NOTES


U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%
                                                           FannieMae-ACES
      80,454        80,454             -          160,908        Series 1998-M7, Class N, IO (e)

                                                            TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES

PREFERRED SECURITIES - 0.1%
                                                            Independence III CDO, Ltd.
   3,500,000             -             -        3,500,000        Series 3A, Class PS (f) (j)
                                                            Soloso CDO, Ltd.
   2,000,000     2,000,000             -        4,000,000        Series 2005-1 (f) (j)
                                                            White Marlin CDO, Ltd.
   3,000,000     3,000,000     3,000,000        9,000,000        Series AI (f) (i) (j)

                                                            TOTAL PREFERRED SECURITIES


                                                            TOTAL INVESTMENTS - 130.7%
                                                            (Cost $172,113,731) (k)

                                                            OUTSTANDING LOAN - (33.6%)

                                                            NET OTHER ASSETS AND LIABILITIES - 2.9%
                                                            PRO FORMA ADJUSTMENTS

                                                            NET ASSETS - 100.0%


 Stated         Stated              FHY                FHI                FHO            Combined
 Coupon        Maturity            Value              Value              Value            Value
----------------------------------------------------------------------------------------------------


   6.50        8/15/2030    $      507,641   $        345,582   $       456,125   $       1,309,348

   6.94        6/10/2021         1,701,991                  -                 -           1,701,991

   6.61       12/15/2029                 -            187,495                 -             187,495
   7.18       12/15/2029           420,037            693,337                 -           1,113,374

   3.21       12/25/2033           202,857                  -                 -             202,857

   7.72         9/1/2031                 -            666,391                 -             666,391
   7.15         5/1/2033           803,198                  -                 -             803,198

   0.60       11/25/2034                 -                  -            33,883              33,883
   0.36        1/25/2037           227,966            154,603           204,825             587,394
   6.70       12/25/2031           150,402            103,601            63,394             317,397


   6.50         4/5/2016                 -             98,100                 -              98,100
   6.00         1/5/2025                 -              5,500                 -               5,500

   8.00        9/15/2027           343,785                  -                 -             343,785
   7.23        2/15/2029                 -             19,841                 -              19,841
   6.83         4/1/2030                 -            378,469                 -             378,469
   6.96         2/1/2031                 -            454,888                 -             454,888
   7.60         5/1/2031            44,094                  -                 -              44,094

   4.76        8/25/2034                 -              7,915                 -               7,915
   6.27        5/25/2036            55,359             55,359            55,359             166,077
   0.30        9/25/2036            22,764             22,764            34,146              79,674

   7.87        8/20/2028           972,791                  -                 -             972,791
   7.59       11/20/2028           671,964                  -                 -             671,964

   2.80        10/3/2037             5,860             14,650                 -              20,510

   6.05        5/25/2036           111,689            111,689           111,689             335,067

   7.18       12/15/2026           222,710                  -                 -             222,710

   3.71        9/25/2034                 -             34,525                 -              34,525
   2.96       10/25/2034                 -             67,730                 -              67,730

   5.34        5/27/2020            57,299             39,322                 -              96,621

   1.44        5/23/2011                 -                 42                 -                  42
                           -------------------------------------------------------------------------
                                 6,522,407          3,461,803           959,421          10,943,631
                           -------------------------------------------------------------------------



   7.88        1/15/2020           723,937            455,812           471,900           1,651,649
   8.25        4/15/2021           693,141            436,422           616,125           1,745,688
   8.50         4/1/2021           533,313            357,219           472,937           1,363,469
  11.25       12/15/2018           767,812            511,875           682,500           1,962,187
                           -------------------------------------------------------------------------
                                 2,718,203          1,761,328         2,243,462           6,722,993
                           -------------------------------------------------------------------------

   7.75        3/15/2020           727,187            475,469                 -           1,202,656
                           -------------------------------------------------------------------------


   6.63       11/15/2020           259,375            176,375           233,438             669,188
                           -------------------------------------------------------------------------


   7.25        6/15/2016           723,938                  -                 -             723,938
                           -------------------------------------------------------------------------


  12.00        9/15/2015           705,000            470,000           587,500           1,762,500
                           -------------------------------------------------------------------------


   3.27       10/10/2014           294,969            189,623           252,830             737,422
                           -------------------------------------------------------------------------
                                 5,428,672          3,072,795         3,317,230          11,818,697
                           -------------------------------------------------------------------------


   0.00        6/22/2037               200                375                 -                 575
   0.00        9/22/2037                 -                  -               250                 250
                           -------------------------------------------------------------------------
                                       200                375               250                 825
                           -------------------------------------------------------------------------



   0.32        5/25/2036                 8                  8                 -                  16
                           -------------------------------------------------------------------------
                                         8                  8                 -                  16
                           -------------------------------------------------------------------------


   0.00     -   -                    3,500                  -                 -               3,500

   0.00     -   -                   20,000             20,000                 -              40,000

   0.00     -   -                   15,000             15,000            15,000              45,000
                           -------------------------------------------------------------------------
                                    38,500             35,000            15,000              88,500
                           -------------------------------------------------------------------------

                                71,414,475         47,227,398        62,942,416         181,584,289


                               (18,200,000)       (10,800,000)      (17,650,000)        (46,650,000)

                                 1,309,694          1,216,648         1,559,701           4,086,043
                                                                                           (446,500)
                           -------------------------------------------------------------------------
                            $   54,524,169   $     37,644,046   $    46,852,117   $     138,573,832
                           =========================================================================

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registratupon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's sub- advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2011, securities noted as such amounted to $43,981,622 or 31.64% of net assets.

(c) All or a portion of this security is available to serve as collateral on the outstanding loan.

(d) Multi-Step Coupon Bond - coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at April 30, 2011.

(e) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2011.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registratupon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g)   Security is receiving less than the stated coupon.

(h)   Security missed one or more of its interest payments.

(i)   The issuer is in default. Income is not being accrued.

(j)   Zero coupon security.

(k) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,123,743 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,653,184.

PRO FORMA
STATEMENT OF ASSETS AND LIABILITITES
APRIL 30, 2011 (UNAUDITED)



                                                     FHY                FHI            FHO        Pro Forma   Pro Forma
                                                 Acquiring Fund     Target Fund    Target Fund   Adjustments   Combined
ASSETS:
Investments, at value
  (Cost $66,893,803; $45,865,665; $59,354,262
   and $172,113,730)                                $71,414,475     $47,227,398    $62,942,416                 $181,584,289

Cash                                                    249,424         373,887        989,055                    1,612,366
Prepaid expenses                                         22,204          19,256          3,474                       44,934
Receivables:
   Interest                                           1,282,328         935,293      1,076,184                    3,293,805
   ICI insurance                                        903,825         625,725        787,950                    2,317,500
   Investment securities sold                           534,319         337,465        478,075                    1,349,859
                                               -----------------------------------------------------------------------------
     Total Assets                                    74,406,575      49,519,024     66,277,154             0    190,202,753
                                               -----------------------------------------------------------------------------


LIABILITIES:
Outstanding loan                                     18,200,000      10,800,000     17,650,000                   46,650,000
Payables:
   Litigation settlement                                903,825         625,725        787,950                    2,317,500
   Investment securities purchased                      651,955         346,038        874,118                    1,872,111
   Investment advisory fees                              51,514          34,927         45,189                      131,630
   Audit and tax fees                                    31,922          31,922         31,922                       95,766
   Printing fees                                         20,257          15,343         14,427                       50,027
   Administrative fees                                    8,270           8,270          8,270                       24,810
   Transfer agent fees                                    4,263           3,813          4,394                       12,470
   Trustees' fees and expenses                            3,373           3,373          3,373                       10,119
   Custodian fees                                         2,989           2,079          1,792                        6,860
   Interest and fees on loan                              1,948           1,379          2,135                        5,462
Reorganization Costs                                          0               0              0       446,500        446,500  (1)
Other liabilities                                         2,090           2,109          1,467                        5,666
                                               -----------------------------------------------------------------------------
   Total Liabilities                                 19,882,406      11,874,978     19,425,037       446,500     51,628,921
                                               -----------------------------------------------------------------------------
NET ASSETS                                          $54,524,169     $37,644,046    $46,852,117     ($446,500)  $138,573,832
                                               =============================================================================
NET ASSETS consist of:
Paid-in capital                                    $140,270,212    $120,206,150    $78,199,017     ($249,120)  $338,426,259
Par value                                                95,338          91,506         91,562      (197,380)        81,026  (2)
Accumulated net investment income (loss)             (1,305,828)     (3,375,996)       718,980                   (3,962,844)
Accumulated net realized gain (loss)
   on investments                                   (89,056,225)    (80,639,347)   (35,745,596)                (205,441,168)
Net unrealized appreciation (depreciation)
   on investments                                     4,520,672       1,361,733      3,588,154                    9,470,559
                                               -----------------------------------------------------------------------------
   NET ASSETS                                       $54,524,169     $37,644,046    $46,852,117     ($446,500)  $138,573,832
                                               =============================================================================

Net Asset Value, per Common Share                         $5.72           $4.11          $5.12                       $17.10  (2)


Common Shares Outstanding                             9,533,776       9,150,594      9,156,182   (19,737,939)     8,102,613  (3)


(1) A non-recurring cost associated with this transaction of approximately $446,500 will be incurred. Approximately $174,135, or $0.018 will be borne by the common shareholderes of FHY, $120,555, or $0.013 will be borne by the common shareholders of FHI and $151,810, or $0.017 will be borne by the common shareholders of FHO.

(2) Reflects the Acquiring Fund's allocation of reorganization costs and the 1-for-3 reverse share split upon the consummation of one or both of the reorganiztions.

(3) Reflects the issuance of 2,194,053 and 2,730,635 common shares of the Acquiring Fund in exchange for the assets and liabilities of FHI and FHO, respectively.

PRO FORMA
STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED APRIL 30, 2011 (UNAUDITED)





                                                     FHY                FHI            FHO        Pro Forma        Pro Forma
                                                 Acquiring Fund     Target Fund    Target Fund   Adjustments (1)   Combined

INVESTMENT INCOME:
Interest                                             $6,206,683      $4,424,991     $4,341,603                     $14,973,277
Other                                                     3,795          10,656          2,500                          16,951
                                               --------------------------------------------------------------------------------
   Total investment income                            6,210,478       4,435,647      4,344,103             0        14,990,228
                                               --------------------------------------------------------------------------------
EXPENSES:
   Litigation settlement                                903,825         625,725        787,950                       2,317,500
   Investment advisory fees                             539,698         364,755        489,948                       1,394,401
   Interest expense on reverse repurchase
     agreements                                          87,765          58,388         87,334                         233,487
   Administrative fees                                   99,622          99,622         99,622      (151,679)          147,187
   Audit and tax fees                                    58,344          58,348         60,088      (111,780)           65,000
   Interest and fees on loan                             19,786          14,222         21,278                          55,286
   Trustees' fees and expenses                           40,144          40,627         39,981       (80,840)           39,912
   Printing fees                                         59,359          52,636         44,960       (64,941)           92,014
   Transfer agent fees                                   36,240          35,966         37,612       (73,578)           36,240
   Custodian fees                                        17,490          14,109         13,229                          44,828
   Legal fees                                            43,041          29,008         44,214                         116,263
   Other                                                 92,085          94,920         80,099      (175,019)           92,085
                                               --------------------------------------------------------------------------------
     Total expenses                                   1,997,399       1,488,326      1,806,315      (657,837)        4,634,203
     ICI insurance recovery                            (903,825)       (625,725)      (787,950)                     (2,317,500)
                                               --------------------------------------------------------------------------------
     Net expenses                                     1,093,574         862,601      1,018,365      (657,837)        2,316,703
                                               --------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                          5,116,904       3,573,046      3,325,738       657,837        12,673,525
                                               --------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments          (11,926,802)     (5,386,743)     1,535,665                     (15,777,880)

   Net change in unrealized appreciation
     (depreciation) on investments                   17,174,568       9,989,976      1,711,833                      28,876,377
                                               --------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)               5,247,766       4,603,233      3,247,498             0        13,098,497
                                               --------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                           $10,364,670      $8,176,279     $6,573,236      $657,837       $25,772,022
                                               ================================================================================

(1) Reflects the reduction in operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI) AND
                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)
              INTO FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2011 (UNAUDITED)



                              1. FUND DESCRIPTION

The Acquiring Fund, First Trust Strategic High Income Fund II (the "Acquiring Fund"), is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHY on the New York Stock Exchange ("NYSE").

The Acquiring Fund's primary investment objective is to seek a high level of current income. The Acquiring Fund seeks capital growth as a secondary objective. The Acquiring Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. The Acquiring Fund may invest up to 100% of its managed assets in below investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Managed assets means the average daily total asset value of the Acquiring Fund minus the sum of the Acquiring Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Acquiring Fund will achieve its investment objectives. The Acquiring Fund may not be appropriate for all investors.


                            2. BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of First Trust Strategic High Income Fund and First Trust Strategic High Income Fund III (collectively, the "Target Funds") by the Acquiring Fund as if such acquisition had taken place as of April 30, 2011.

Under the terms of the Plan of Reorganization, the combination of Target Funds and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Funds in exchange for shares of Acquiring Fund at net asset value. Upon the consummation of the Reorganization, the Acquiring Fund will affect a 1-for-3 reverse share split in order to increase the net asset value per share of the Acquiring Fund. The Statement of Assets and Liabilities and the related Statement of Operations of Target Funds and Acquiring Fund have been combined as of and for the twelve months ended April 30, 2011. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying unaudited pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Funds included in their respective semi-annual report dated April 30, 2011.


                       3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Acquiring Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Acquiring Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Acquiring Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Acquiring Fund), by the total number of Common Shares outstanding.

The Acquiring Fund's investments are valued daily in accordance with valuation procedures adopted by the Acquiring Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Securities for which market quotations are readily available are valued using the last reported sale price on the business day as of which such value is being determined. If no sales are reported on such business day (as in the case of some securities traded over-the-counter), the last reported bid price is used, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. Mortgage-backed securities ("MBS") and other debt securities not traded in an organized market are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Acquiring Fund's Board of Trustees, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities and various relationships between securities and yield to maturity in determining value. A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Acquiring Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Acquiring Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Acquiring Fund's NAV, First Trust may use a fair value method to value the Acquiring Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Acquiring Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Acquiring Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Acquiring Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

   1) the fundamental business data relating to the issuer;
   2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
   3) the type, size and cost of security;
   4) the financial statements of the issuer;
   5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;
   6) the information as to any transactions in or offers for the security;
   7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
   8) the coupon payments;
   9) the quality, value and salability of collateral, if any, securing the security;
  10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
  11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
      and
  12) other relevant factors.

The Acquiring Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, auto, equipment lease, credit card, aircraft, franchise, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; collateralized debt obligations and collateralized loan obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Acquiring Fund.

The Acquiring Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

    o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

    o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

           o Quoted prices for similar securities in active markets.

           o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

           o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

           o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

    o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of April 30, 2011, is included with the Fund's Portfolio of Investments.


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.


The Acquiring Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest-only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized.


Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Acquiring Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2011, the Acquiring Fund had no when-issued, delayed-delivery or forward purchase.


C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Acquiring Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Acquiring Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.


D. INCOME AND OTHER TAXES:

The Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Acquiring Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carry forwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2010, the Acquiring Fund had a capital loss carryforward for federal income tax purposes of $66,773,015, with $1,201,774, $13,956,925, $32,894,309 and $18,720,007 expiring on October 31, 2015, 2016, 2017 and 2018, respectively. At October 31, 2010, First Trust Strategic High Income Fund had a capital loss carryforward for federal income tax purposes of $47,096,138, with $2,534,309, $15,350,612, $14,707,929 and $14,503,288 expiring on October 31, 2015, 2016,
2017 and 2018, respectively. At October 31, 2010, the Fund had a capital loss carryforward for federal income tax purposes of $29,946,190, with $43,053, $3,250,843, $19,010,201 and $7,642,093 expiring on October 31, 2015, 2016, 2017 and 2018, respectively. Certain limitations under the applicable tax regulations will apply to these pre-reorganization capital loss carryforwards and these limitations are expected to be substantial.


                            4. REORGANIZATION COSTS

The Acquiring Fund and Target Funds are expected to incur approximately $446,500 in reorganization costs, which will be allocated to each fund based on net assets. These costs represent the estimated non recurring expense of the funds carrying out their obligations under the Reorganization and consist of management's estimate of professional services fees, printing costs and mailing charges related to the proposed reorganizations.

FIRST TRUST STRATEGIC HIGH INCOME FUNDS I & II
PORTFOLIO OF INVESTMENTS (A)
April 30, 2011 (Unaudited)


    FHY          FHI       Combined
 Principal    Principal    Principal                                        Stated   Stated       FHY          FHI       Combined
   Value        Value        Value                 Description              Coupon  Maturity     Value        Value        Value
-----------------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS AND NOTES - 92.1%
                                       AUTOMOTIVE - 3.4%
$   675,000  $   425,000  $ 1,100,000  American Axle & Manufacturing, Inc.    7.88  03/01/17  $   696,938  $   438,812  $ 1,135,750
    600,000      400,000    1,000,000  Ford Motor Co. (c)                     6.50  08/01/18      642,174      428,116    1,070,290
    160,000      105,000      265,000  Pittsburgh Glass Works LLC (b)         8.50  04/15/16      168,000      110,250      278,250
          -      425,000      425,000  Tenneco, Inc.                          6.88  12/15/20            -      437,750      437,750
    105,000       70,000      175,000  Visteon Corp. (b)                      6.75  04/15/19      104,475       69,650      174,125
                                                                                              -------------------------------------
                                                                                                1,611,587    1,484,578    3,096,165
                                                                                              -------------------------------------
                                       BASIC INDUSTRY - 14.8%
    645,000      455,000    1,100,000  AK Steel Corp. (c)                     7.63  05/15/20      681,281      480,594    1,161,875
    650,000      425,000    1,075,000  Arch Coal, Inc. (c)                    8.75  08/01/16      731,250      478,125    1,209,375
    500,000            -      500,000  Associated Materials LLC (b) (c)       9.13  11/01/17      539,375            -      539,375
    500,000            -      500,000  Building Materials Corp of
                                         America (b)                          6.75  05/01/21      508,125            -      508,125
    675,000      215,000      890,000  Georgia-Pacific LLC (c)                7.38  12/01/25      729,000      232,200      961,200
          -      185,000      185,000  Georgia-Pacific LLC (c)                7.25  06/01/28            -      196,794      196,794
    450,000      275,000      725,000  Hexion U.S. Finance Corp./Hexion
                                         Nova Scotia Finance ULC (c)          8.88  02/01/18      490,500      299,750      790,250
    675,000      425,000    1,100,000  Huntsman International LLC (b)         8.63  03/15/21      761,062      479,187    1,240,249
    675,000      425,000    1,100,000  Mercer International, Inc.             9.50  12/01/17      744,188      468,562    1,212,750
    675,000      425,000    1,100,000  Ply Gem Industries, Inc. (b) (c)       8.25  02/15/18      696,938      438,813    1,135,751
    675,000      425,000    1,100,000  Polymer Group, Inc. (b)                7.75  02/01/19      705,375      444,125    1,149,500
    675,000      325,000    1,000,000  Steel Dynamics, Inc. (c)               7.63  03/15/20      742,500      357,500    1,100,000
    675,000            -      675,000  United States Steel Corp. (c)          7.38  04/01/20      715,500            -      715,500
          -      600,000      600,000  United States Steel Corp. (c)          7.00  02/01/18            -      632,250      632,250
    675,000      400,000    1,075,000  Westlake Chemical Corp. (c)            6.63  01/15/16      699,469      414,500    1,113,969
                                                                                              -------------------------------------
                                                                                                8,744,563    4,922,400   13,666,963
                                                                                              -------------------------------------
                                       CAPITAL GOODS - 9.5%
    675,000      425,000    1,100,000  Berry Plastics Corp. (c)               9.50  05/15/18      682,594      429,781    1,112,375
    370,000      245,000      615,000  Coleman Cable, Inc. (c)                9.00  02/15/18      393,125      260,313      653,438
    675,000      425,000    1,100,000  Crown Cork & Seal Co., Inc.            7.38  12/15/26      673,313      423,938    1,097,251
    340,000      215,000      555,000  Mueller Water Products, Inc. (c)       7.38  06/01/17      339,150      214,463      553,613
    675,000      825,000    1,500,000  Owens-Illinois, Inc. (c)               7.80  05/15/18      744,187      909,562    1,653,749
    355,000      225,000      580,000  RBS Global, Inc./Rexnord LLC (c)       8.50  05/01/18      386,950      245,250      632,200
    600,000      400,000    1,000,000  Terex Corp. (c)                        8.00  11/15/17      637,500      425,000    1,062,500
    450,000      275,000      725,000  Trimas Corp. (c)                       9.75  12/15/17      497,250      303,875      801,125
    675,000      425,000    1,100,000  USG Corp. (c) (d)                      9.75  01/15/18      713,812      449,437    1,163,249
                                                                                              -------------------------------------
                                                                                                5,067,881    3,661,619    8,729,500
                                                                                              -------------------------------------
                                       CONSUMER CYCLICAL - 7.6%
    675,000      425,000    1,100,000  ACCO Brands Corp. (c)                 10.63  03/15/15      764,437      481,312    1,245,749
    400,000            -      400,000  ACE Hardware Corp. (b) (c)             9.13  06/01/16      433,500            -      433,500
    600,000      400,000    1,000,000  Easton-Bell Sports, Inc. (c)           9.75  12/01/16      675,000      450,000    1,125,000
    675,000      425,000    1,100,000  Levi Strauss & Co. (c)                 7.63  05/15/20      683,438      430,312    1,113,750
    675,000      425,000    1,100,000  Limited Brands, Inc. (c)               7.60  07/15/37      669,938      421,813    1,091,751
    340,000      220,000      560,000  Neiman Marcus Group, Inc. (c)         10.38  10/15/15      360,400      233,200      593,600
          -      250,000      250,000  Phillips-Van Heusen Corp. (c)          7.38  05/15/20            -      271,875      271,875
    675,000      425,000    1,100,000  Reynolds Group Issuer, Inc./
                                         Reynolds Group Issuer LLC (b) (c)    9.00  04/15/19      714,656      449,969    1,164,625
                                                                                              -------------------------------------
                                                                                                4,301,369    2,738,481    7,039,850
                                                                                              -------------------------------------
                                      A-14




FIRST TRUST STRATEGIC HIGH INCOME FUNDS I & II
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
April 30, 2011 (Unaudited)


    FHY          FHI       Combined
 Principal    Principal    Principal                                        Stated   Stated       FHY          FHI       Combined
   Value        Value        Value                 Description              Coupon  Maturity     Value        Value        Value
-----------------------------------------------------------------------------------------------------------------------------------
                                       CONSUMER NON-CYCLICAL - 4.4%
    675,000      425,000    1,100,000  B&G Foods, Inc. (c)                    7.63  01/15/18      728,156      458,469    1,186,625
    675,000      500,000    1,175,000  C&S Group Enterprises LLC (b) (c)      8.38  05/01/17      710,437      526,250    1,236,687
          -      425,000      425,000  Cott Beverages, Inc.                   8.13  09/01/18            -      457,937      457,937
    350,000      215,000      565,000  Rite Aid Corp. (c)                     8.63  03/01/15      330,750      203,175      533,925
    350,000      200,000      550,000  Rite Aid Corp. (c)                     9.75  06/12/16      395,938      226,250      622,188
                                                                                              -------------------------------------
                                                                                                2,165,281    1,872,081    4,037,362
                                                                                              -------------------------------------
                                       ENERGY - 16.4%
    275,000      250,000      525,000  Breitburn Energy Partners LP/
                                         Breitburn Finance Corp.              8.63  10/15/20      294,250      267,500      561,750
          -      425,000      425,000  Calfrac Holdings LP (b)                7.50  12/01/20            -      446,250      446,250
          -      500,000      500,000  Calumet Specialty Products Partners
                                         LP/Calumet Finance Corp (b) (c)      9.38  05/01/19            -      525,000      525,000
    675,000      200,000      875,000  Chaparral Energy, Inc. (c)             8.88  02/01/17      718,875      213,000      931,875
    675,000            -      675,000  Consol Energy, Inc.                    8.25  04/01/20      756,000            -      756,000
    650,000      425,000    1,075,000  Crosstex Energy LP/Crosstex Energy
                                         Finance Corp. (c)                    8.88  02/15/18      713,375      466,437    1,179,812
    350,000      225,000      575,000  Edgen Murray Corp. (c)                12.25  01/15/15      354,375      227,813      582,188
    215,000      140,000      355,000  EVEnergy Partners LP/EV Energy
                                         Finance Corp. (b)                    8.00  04/15/19      222,525      144,900      367,425
    340,000      215,000      555,000  GMX Resources, Inc. (b) (c)           11.38  02/15/19      340,850      215,538      556,388
    425,000      275,000      700,000  Hercules Offshore LLC (b) (c)         10.50  10/15/17      448,375      290,125      738,500
    675,000      425,000    1,100,000  Hilcorp Energy I LP/Hilcorp
                                         Finance Co. (b) (c)                  8.00  02/15/20      727,312      457,937    1,185,249
    675,000      425,000    1,100,000  Key Energy Services, Inc.              6.75  03/01/21      695,250      437,750    1,133,000
    675,000      120,000      795,000  Linn Energy LLC/Linn Energy Finance
                                         Corp. (c)                            8.63  04/15/20      749,250      133,200      882,450
    600,000      400,000    1,000,000  McJunkin Red Man Corp. (b) (c)         9.50  12/15/16      619,500      413,000    1,032,500
    675,000      495,000    1,170,000  Niska Gas Storage US LLC/Niska Gas
                                         Storage Canada ULC (c)               8.88  03/15/18      734,906      538,931    1,273,837
    250,000      425,000      675,000  Pioneer Natural Resources Co. (c)      6.65  03/15/17      275,496      468,342      743,838
    600,000      425,000    1,025,000  Plains Exploration & Production
                                         Co. (c)                              7.63  06/01/18      646,500      457,938    1,104,438
    675,000      425,000    1,100,000  Venoco, Inc. (b)                       8.88  02/15/19      678,375      427,125    1,105,500
                                                                                              -------------------------------------
                                                                                                8,975,214    6,130,786   15,106,000
                                                                                              -------------------------------------
                                       MEDIA - 10.3%
    675,000      425,000    1,100,000  American Reprographics Co. (b) (c)    10.50  12/15/16      720,563      453,688    1,174,251
    675,000      425,000    1,100,000  Cablevision Systems Corp. (c)          8.63  09/15/17      759,375      478,125    1,237,500
    675,000      425,000    1,100,000  CCO Holdings LLC/CCO Holdings
                                         Capital Corp. (c)                    8.13  04/30/20      754,312      474,937    1,229,249
    610,000      425,000    1,035,000  Clear Channel Communications,
                                         Inc. (b)                             9.00  03/01/21      623,725      434,563    1,058,288
    675,000      425,000    1,100,000  Deluxe Corp. (c)                       7.38  06/01/15      702,844      442,531    1,145,375
    675,000      425,000    1,100,000  Insight Communications Co.,
                                         Inc. (b) (c)                         9.38  07/15/18      757,687      477,062    1,234,749
    675,000      425,000    1,100,000  Lamar Media Corp. (c)                  7.88  04/15/18      729,000      459,000    1,188,000
    675,000      425,000    1,100,000  Mediacom LLC/Mediacom Capital
                                         Corp. (c)                            9.13  08/15/19      735,750      463,250    1,199,000
                                                                                              -------------------------------------
                                                                                                5,783,256    3,683,156    9,466,412
                                                                                              -------------------------------------
                                      A-15





FIRST TRUST STRATEGIC HIGH INCOME FUNDS I & II
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
April 30, 2011 (Unaudited)


    FHY          FHI       Combined
 Principal    Principal    Principal                                        Stated   Stated       FHY          FHI       Combined
   Value        Value        Value                 Description              Coupon  Maturity     Value        Value        Value
-----------------------------------------------------------------------------------------------------------------------------------

                                       SERVICES - 15.4%
$   600,000  $   400,000  $ 1,000,000  AMC Entertainment, Inc. (c)            8.75  06/01/19  $   654,000  $   436,000  $ 1,090,000
          -      425,000      425,000  Avis Budget Car Rental LLC/Avis
                                         Budget Finance, Inc. (c)             9.63  03/15/18            -      473,875      473,875
    350,000      200,000      550,000  Beazer Homes USA, Inc. (c)             9.13  06/15/18      350,875      200,500      551,375
          -      425,000      425,000  Citycenter Holdings LLC/Citycenter
                                         Finance Corp (b) (c)                 7.63  01/15/16            -      445,187      445,187
    600,000      400,000    1,000,000  Harrah's Operating Co., Inc. (c)      11.25  06/01/17      687,000      458,000    1,145,000
    600,000      400,000    1,000,000  Iron Mountain, Inc. (c)                8.75  07/15/18      631,500      421,000    1,052,500
    675,000      425,000    1,100,000  K Hovnanian Enterprises, Inc.         10.63  10/15/16      722,250      454,750    1,177,000
    675,000      425,000    1,100,000  Marina District Finance Co.,
                                         Inc. (b)                             9.88  08/15/18      727,312      457,937    1,185,249
    475,000      300,000      775,000  Maxim Crane Works LP (b) (c)          12.25  04/15/15      495,188      312,750      807,938
    350,000      225,000      575,000  MGM Resorts International (c)          5.88  02/27/14      343,875      221,063      564,938
    325,000      225,000      550,000  MGM Resorts International (c)         10.38  05/15/14      377,406      261,281      638,687
    675,000      425,000    1,100,000  Palace Entertainment Holdings LLC/
                                         Palace Entertainment Holdings
                                         Corp. (b) (c)                        8.88  04/15/17      703,687      443,062    1,146,749
    675,000      425,000    1,100,000  Pulte Group, Inc. (c)                  6.38  05/15/33      558,563      351,688      910,251
    350,000      225,000      575,000  RSC Equipment Rental, Inc./RSC
                                         Holdings III LLC (c)                10.25  11/15/19      403,375      259,313      662,688
    675,000      425,000    1,100,000  Standard Pacific Corp. (c)             8.38  05/15/18      702,000      442,000    1,144,000
    675,000      425,000    1,100,000  United Rentals North America,
                                         Inc. (c)                             8.38  09/15/20      722,250      454,750    1,177,000
                                                                                              -------------------------------------
                                                                                                8,079,281    6,093,156   14,172,437
                                                                                              -------------------------------------
                                       TECHNOLOGY & ELECTRONICS - 2.7%
     35,000       22,000       57,000  First Data Corp.                       9.88  09/24/15       36,356       22,853       59,209
    675,000      425,000    1,100,000  First Data Corp. (b) (c)               8.25  01/15/21      675,000      425,000    1,100,000
    675,000      500,000    1,175,000  Freescale Semiconductor,
                                         Inc. (b) (c)                         9.25  04/15/18      752,625      557,500    1,310,125
                                                                                              -------------------------------------
                                                                                                1,463,981    1,005,353    2,469,334
                                                                                              -------------------------------------
                                       TELECOMMUNICATIONS - 5.8%
    330,000      215,000      545,000  Cincinnati Bell, Inc. (c)              8.25  10/15/17      336,600      219,300      555,900
    320,000      210,000      530,000  Cincinnati Bell, Inc. (c)              8.38  10/15/20      321,600      211,050      532,650
    600,000      400,000    1,000,000  Frontier Communications (c)            7.13  03/15/19      616,500      411,000    1,027,500
    600,000      200,000      800,000  PAETEC Holding Corp. (c)               8.88  06/30/17      657,750      219,250      877,000
          -      200,000      200,000  PAETEC Holding Corp. (c)               9.50  07/15/15            -      211,000      211,000
    650,000      400,000    1,050,000  Qwest Corp.                            6.88  09/15/33      640,250      394,000    1,034,250
    650,000      425,000    1,075,000  Windstream Corp. (c)                   7.00  03/15/19      666,250      435,625    1,101,875
                                                                                              -------------------------------------
                                                                                                3,238,950    2,101,225    5,340,175
                                                                                              -------------------------------------
                                       UTILITY - 1.8%
    675,000      425,000    1,100,000  Calpine Corp. (b) (c)                  7.25  10/15/17      712,125      448,375    1,160,500
    350,000      225,000      575,000  Edison Mission Energy (c)              7.00  05/15/17      279,125      179,438      458,563
                                                                                              -------------------------------------
                                                                                                  991,250      627,813    1,619,063
                                                                                              -------------------------------------
                                       TOTAL CORPORATE BONDS AND NOTES                         50,422,613   34,320,648   84,743,261
                                                                                              -------------------------------------


                                      A-16




FIRST TRUST STRATEGIC HIGH INCOME FUNDS I & II
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
April 30, 2011 (Unaudited)


    FHY          FHI       Combined
 Principal    Principal    Principal                                        Stated   Stated       FHY          FHI       Combined
   Value        Value        Value                 Description              Coupon  Maturity     Value        Value        Value
-----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 16.6%
                                       COLLATERALIZED MORTGAGE OBLIGATIONS - 9.5%
                                       Adjustable Rate Mortgage Trust
    378,579      258,567      637,146      Series 2006-2, Class 1A1 (e)       5.49  05/25/36      346,242      236,481      582,723
                                       Chase Mortgage Finance Corp.
    189,621      130,685      320,306      Series 2007-S2, Class 1A8          6.00  03/25/37      175,188      120,738      295,926
                                       Citicorp Mortgage Securities, Inc.
    982,000      660,000    1,642,000      Series 2007-2, Class 1A3           6.00  02/25/37      968,911      651,203    1,620,114
                                       Citigroup Mortgage Loan Trust, Inc.
    392,882      267,026      659,908      Series 2006-AR6, Class 1A1 (e)     5.92  08/25/36      364,862      247,981      612,843
    411,560      279,656      691,216      Series 2007-AR4, Class 1A1A (e)    5.81  03/25/37      371,691      252,566      624,257
                                       Countrywide Alternative Loan Trust
    135,448       91,269      226,717      Series 2006-41CB, Class 2A14       6.00  01/25/37      108,473       73,092      181,565
                                       Countrywide Home Loan Mortgage Pass
                                         Through Trust
    651,970      447,900    1,099,870      Series 2005-27, Class 2A1          5.50  12/25/35      595,866      409,357    1,005,223
    463,000      314,000      777,000      Series 2007-10, Class A5           6.00  07/25/37      388,857      263,718      652,575
                                       HarborView Mortgage Loan Trust
          -    3,643,456    3,643,456      Series 2005-9, Class B10 (e)       1.96  06/20/35            -      309,122      309,122
                                       JP Morgan Mortgage Trust
    106,232       73,263      179,495      Series 2006-S3, Class 1A30         6.50  08/25/36      100,306       69,176      169,482
                                       Residential Accredit Loans, Inc.
                                       Residential Asset Securitization
                                         Trust
    575,950      387,182      963,132      Series 2005-A8CB, Class A11        6.00  07/25/35      518,204      348,362      866,566
                                       Structured Asset Securities Corp.
     90,662       61,087      151,749      Series 2003-10, Class A            6.00  04/25/33       95,709       64,487      160,196
                                       Wells Fargo Mortgage Backed
                                         Securities Trust
    680,000      308,000      988,000      Series 2006-8, Class A15           6.00  07/25/36      648,415      293,694      942,109
    286,131      196,898      483,029      Series 2007-7, Class A38           6.00  06/25/37      278,051      191,338      469,389
    217,000            -      217,000      Series 2007-7, Class A6            6.00  06/25/37      209,608            -      209,608
     38,058       26,865       64,923      Series 2007-8, Class 1A16          6.00  07/25/37       36,010       25,419       61,429
                                                                                              -------------------------------------
                                                                                                5,206,393    3,556,734    8,763,127
                                                                                              -------------------------------------
                                       COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.1%
                                       Banc of America Large Loan, Inc.
  1,000,000    2,000,000    3,000,000      Series 2005-MIB1,
                                             Class L (e) (f) (g)              3.22  03/15/22      398,979      797,958    1,196,937
                                       Bear Stearns Commercial Mortgage
                                         Securities
                                       Citigroup/Deutsche Bank Commercial
                                         Mortgage Trust
    590,000      310,000      900,000      Series 2007-CD4, Class A4          5.32  12/11/49      634,272      333,262      967,534
                                       Commercial Mortgage Pass Through
                                         Certificates
    645,000      330,000      975,000      Series 2007-C9, Class A4 (e)       5.81  12/10/49      718,290      367,497    1,085,787
                                       Credit Suisse Mortgage Capital
                                         Certificates
     90,000       60,000      150,000      Series 2006-C5, Class AJ           5.37  12/15/39       80,987       53,992      134,979
                                       Greenwich Capital Commercial
                                         Funding Corp.
    400,000      200,000      600,000      Series 2007-GG11, Class A4         5.74  12/10/49      434,042      217,021      651,063
    500,000      330,000      830,000      Series 2007-GG11, Class AJ (e)     6.00  12/10/49      455,512      300,637      756,149
                                       GS Mortgage Securities Corp II
  1,180,000      780,000    1,960,000      Series 2006-GG8, Class AJ          5.62  11/10/39    1,073,600      709,668    1,783,268
                                       Morgan Stanley Capital I, Inc.
                                       Vornado DP LLC
                                                                                              -------------------------------------
                                                                                                3,795,682    2,780,035    6,575,717
                                                                                              -------------------------------------
                                       TOTAL MORTGAGE-BACKED SECURITIES                         9,002,075    6,336,769   15,338,844
                                                                                              -------------------------------------

                                      A-17





FIRST TRUST STRATEGIC HIGH INCOME FUNDS I & II
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
April 30, 2011 (Unaudited)


    FHY          FHI       Combined
 Principal    Principal    Principal                                        Stated   Stated       FHY          FHI       Combined
   Value        Value        Value                 Description              Coupon  Maturity     Value        Value        Value
-----------------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities - 10.8%

                                       Ace Securities Corp.
$   473,000  $   322,000  $   795,000      Series 2003-MH1, Class A4 (b)      6.50  08/15/30  $   507,641  $   345,582  $   853,223
                                       BankAmerica Manufactured Housing
                                         Contract Trust II
  2,300,000            -    2,300,000      Series 1997-1, Class B1 (h)        6.94  06/10/21    1,701,991            -    1,701,991
                                       Bombardier Capital Mortgage
                                         Securitization Corp.
          -      306,123      306,123      Series 1999-B, Class A1B           6.61  12/15/29            -      187,495      187,495
    664,741    1,097,258    1,761,999      Series 1999-B, Class A3            7.18  12/15/29      420,037      693,337    1,113,374
                                       Citigroup Mortgage Loan Trust, Inc.
  2,301,000            -    2,301,000      Series 2003-HE3, Class M4 (e)      3.21  12/25/33      202,857            -      202,857
                                       Conseco Finance Securitizations
                                         Corp.
          -    2,637,338    2,637,338      Series 2000-6, Class M1            7.72  09/01/31            -      666,391      666,391
  1,529,867            -    1,529,867      Series 2001-3, Class M1            7.15  05/01/33      803,198            -      803,198
                                       Countrywide Asset-Backed
                                         Certificates
    337,730      229,044      566,774      Series 2006-13, Class 3AV2 (e)     0.36  01/25/37      227,966      154,603      382,569
                                       Credit Suisse First Boston Mortgage
                                         Securities Corp.                     6.70  12/25/31      150,402      103,601      254,003
    142,036       97,838      239,874      Series 2002-MH3, Class A
                                       Falcon Franchise Loan Trust
          -    4,905,000    4,905,000      Series 2000-1, Class E (b) (g)     6.50  04/05/16            -       98,100       98,100
          -    4,231,000    4,231,000      Series 2003-1, Class E (h) (f)     6.00  01/05/25            -        5,500        5,500
                                       Green Tree Financial Corp.
  1,329,350            -    1,329,350      Series 1996-6, Class B1            8.00  09/15/27      343,785            -      343,785
          -      190,221      190,221      Series 1997-4, Class B1            7.23  02/15/29            -       19,841       19,841
          -      837,028      837,028      Series 1998-4, Class M1            6.83  04/01/30            -      378,469      378,469
          -    3,569,733    3,569,733      Series 1999-3, Class M1            6.96  02/01/31            -      454,888      454,888
  2,498,543            -    2,498,543      Series 1999-4, Class M1            7.60  05/01/31       44,094            -       44,094
                                       GSAMP Trust
          -      440,199      440,199      Series 2004-AR2, Class B4 (f)      4.76  08/25/34            -        7,915        7,915
    966,688      966,688    1,933,376      Series 2006-S3, Class A2 (g)       6.27  05/25/36       55,359       55,359      110,718
    846,333      846,333    1,692,666      Series 2006-S5, Class A1 (e)       0.30  09/25/36       22,764       22,764       45,528
                                       IMC Home Equity Loan Trust
  2,787,682            -    2,787,682      Series 1997-3, Class B             7.87  08/20/28      972,791            -      972,791
  3,107,281            -    3,107,281      Series 1997-5, Class B (h)         7.59  11/20/28      671,964            -      671,964
  2,000,000    5,000,000    7,000,000  Independence III CDO, Ltd.
                                           Series 3A, Class C1 (e) (f) (i)    2.80  10/03/37        5,860       14,650       20,510
                                       Long Beach Mortgage Loan Trust
  1,907,171    1,907,171    3,814,342      Series 2006-A, Class A2 (g)        6.05  05/25/36      111,689      111,689      223,378
                                       Oakwood Mortgage Investors, Inc.
  1,044,485            -    1,044,485      Series 1999-B, Class M1            7.18  12/15/26      222,710            -      222,710
                                       Park Place Securities, Inc.
          -    1,512,153    1,512,153      Series 2004-WCW1, Class M8 (e)     3.71  09/25/34            -       34,525       34,525
          -    1,301,976    1,301,976      Series 2004-WCW2, Class
                                             M10 (f) (e)                      2.96  10/25/34            -       67,730       67,730
                                       Stanfield Azure CLO, Ltd.
     57,145       39,216       96,361      Series 2006-1A, Class X (b)        5.34  05/27/20       57,299       39,322       96,621
          -    4,219,712    4,219,712  Summit CBO I, Ltd.
                                           Series 1A, Class B (e) (f) (g)     1.44  05/23/11            -           42           42
                                                                                              -------------------------------------
                                       TOTAL ASSET-BACKED SECURITIES                            6,522,407    3,461,803    9,984,210
                                                                                              -------------------------------------

                                      A-18




FIRST TRUST STRATEGIC HIGH INCOME FUNDS I & II
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
April 30, 2011 (Unaudited)


    FHY          FHI       Combined
 Principal    Principal    Principal                                        Stated   Stated       FHY          FHI       Combined
   Value        Value        Value                 Description              Coupon  Maturity     Value        Value        Value
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN CORPORATE BONDS AND NOTES - 9.3%
                                       BASIC INDUSTRY - 4.9%
    675,000      425,000    1,100,000  Cascades, Inc. (c)                     7.88  01/15/20      723,937      455,812    1,179,749
    675,000      425,000    1,100,000  Masonite International Corp. (b)       8.25  04/15/21      693,141      436,422    1,129,563
    530,000      355,000      885,000  Millar Western Forest Products
                                         Ltd. (b)                             8.50  04/01/21      533,313      357,219      890,532
    675,000      450,000    1,125,000  Tembec Industries, Inc. (c)           11.25  12/15/18      767,812      511,875    1,279,687
                                                                                              -------------------------------------
                                                                                                2,718,203    1,761,328    4,479,531
                                                                                              -------------------------------------
                                       CAPITAL GOODS - 1.3%
    650,000      425,000    1,075,000  Bombardier, Inc. (b) (c)               7.75  03/15/20      727,187      475,469    1,202,656
                                                                                              -------------------------------------

                                       ENERGY - 0.5%
    250,000      170,000      420,000  Precision Drilling Corp. (b) (c)       6.63  11/15/20      259,375      176,375      435,750
                                                                                              -------------------------------------

                                       SERVICES - 0.8%
    675,000            -      675,000  Royal Caribbean Cruises Ltd. (c)       7.25  06/15/16      723,938            -      723,938
                                                                                              -------------------------------------

                                       TELECOMMUNICATIONS - 1.3%
    600,000      400,000    1,000,000  Global Crossing Ltd. (c)              12.00  09/15/15      705,000      470,000    1,175,000
                                                                                              -------------------------------------

                                       UTILITY - 0.5%
    346,410      222,692      569,102  Texas Competitive Electric Holdings
                                         Co., LLC Tranche B2 (e)              3.27  10/10/14      294,969      189,623      484,592
                                                                                              -------------------------------------
                                       TOTAL FOREIGN CORPORATE BONDS AND NOTES                  5,428,672    3,072,795    8,501,467
                                                                                              -------------------------------------

STRUCTURED NOTES - 0.0%
  2,000,000    3,750,000    5,750,000  Preferred Term Securities XXV,
                                         Ltd. (f) (j)                         0.00  06/22/37          200          375          575
                                                                                              -------------------------------------
                                       TOTAL STRUCTURED NOTES                                         200          375          575
                                                                                              -------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%
                                       FannieMae-ACES
     80,454       80,454      160,908      Series 1998-M7, Class N, IO (e)    0.32  05/25/36            8            8           16
                                                                                              -------------------------------------
                                       TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES          8            8           16
                                                                                              -------------------------------------
PREFERRED SECURITIES - 0.1%

  3,500,000            -    3,500,000  Independence III CDO, Ltd.
                                           Series 3A, Class PS (f) (j)        0.00     -   -        3,500            -        3,500
  2,000,000    2,000,000    4,000,000  Soloso CDO, Ltd.
                                           Series 2005-1 (f) (j)              0.00     -   -       20,000       20,000       40,000
  3,000,000    3,000,000    6,000,000  White Marlin CDO, Ltd.
                                           Series AI (f) (i) (j)              0.00     -   -       15,000       15,000       30,000
                                                                                              -------------------------------------
                                       TOTAL PREFERRED SECURITIES                                  38,500       35,000       73,500
                                                                                              -------------------------------------

                                       TOTAL INVESTMENTS - 128.8%                              71,414,475   47,227,398  118,641,873
                                       (Cost $112,759,469) (k)

                                       OUTSTANDING LOAN - (31.5%)                             (18,200,000) (10,800,000) (29,000,000)

                                       NET OTHER ASSETS AND LIABILITIES - 2.7%                  1,309,694    1,216,648    2,526,342
                                       PRO FORMA ADJUSTMENTS                                                               (294,690)
                                                                                              -------------------------------------
                                       NET ASSETS - 100.0%                                    $54,524,169  $37,644,046  $91,873,525
                                                                                              =====================================

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's sub- advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2011, securities noted as such amounted to $29,194,292 or 31.70% of net assets.

(c) All or a portion of this security is available to serve as collateral on the outstanding loan.

(d) Multi-Step Coupon Bond - coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at April 30, 2011.

(e) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2011.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registratiupon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g)   Security is receiving less than the stated coupon.

(h)   Security missed one or more of its interest payments.

(i)   The issuer is in default. Income is not being accrued.

(j)   Zero coupon security.

(k) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,387,003 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,504,598.

PRO FORMA
STATEMENT OF ASSETS AND LIABILITITES
APRIL 30, 2011 (UNAUDITED)




                                                               FHY                FHI        Pro Forma         Pro Forma
                                                           Acquiring Fund     Target Fund   Adjustments        Combined
ASSETS:
Investments, at value
   (Cost $66,893,803; $45,865,665 and $112,759,468)           $71,414,475     $47,227,398                  $118,641,873

Cash                                                              249,424         373,887                       623,311
Prepaid expenses                                                   22,204          19,256                        41,460
Receivables:
   Interest                                                     1,282,328         935,293                     2,217,621
   ICI insurance                                                  903,825         625,725                     1,529,550
   Investment securities sold                                     534,319         337,465                       871,784
                                                        ----------------------------------------------------------------
     Total Assets                                              74,406,575      49,519,024             0     123,925,599
                                                        ----------------------------------------------------------------
LIABILITIES:
Outstanding loan                                               18,200,000      10,800,000                    29,000,000
Payables:
   Litigation settlement                                          903,825         625,725                     1,529,550
   Investment securities purchased                                651,955         346,038                       997,993
   Investment advisory fees                                        51,514          34,927                        86,441
   Audit and tax fees                                              31,922          31,922                        63,844
   Printing fees                                                   20,257          15,343                        35,600
   Administrative fees                                              8,270           8,270                        16,540
   Transfer agent fees                                              4,263           3,813                         8,076
   Trustees' fees and expenses                                      3,373           3,373                         6,746
   Custodian fees                                                   2,989           2,079                         5,068
   Interest and fees on loan                                        1,948           1,379                         3,327
Reorganization Costs                                                    0               0       294,690         294,690  (1)
Other liabilities                                                   2,090           2,109                         4,199
                                                        ----------------------------------------------------------------
   Total Liabilities                                           19,882,406      11,874,978       294,690      32,052,074
                                                        ----------------------------------------------------------------
NET ASSETS                                                    $54,524,169     $37,644,046     ($294,690)    $91,873,525
                                                        ================================================================
NET ASSETS consist of:
Paid-in capital                                              $140,270,212    $120,206,150     ($161,566)   $260,314,796
Par value                                                          95,338          91,506      (133,124)         53,720  (2)
Accumulated net investment income (loss)                       (1,305,828)     (3,375,996)                   (4,681,824)
Accumulated net realized gain (loss) on investments           (89,056,225)    (80,639,347)                 (169,695,572)
Net unrealized appreciation (depreciation) on investments       4,520,672       1,361,733                     5,882,405
                                                        ----------------------------------------------------------------
NET ASSETS                                                    $54,524,169     $37,644,046     ($294,690)    $91,873,525
                                                        ================================================================

Net Asset Value, per Common Share                                   $5.72           $4.11                        $17.10  (2)

Common Shares Outstanding                                       9,533,776       9,150,594   (13,312,392)      5,371,978  (3)

(1) A non-recurring cost associated with this transaction of approximately $294,690 will be incurred. Approximately
$174,135, or $0.018 will be borne by the common shareholders of FHY and $120,555, or $0.013 will be borne by the common shareholders of FHI.

(2) Reflects the Acquiring Fund's allocation of reorganization costs and the 1-for-3 reverse share split upon the consummation of one or both of the reorganiztions.

(3) Reflects the issuance of 2,194,053 common shares of the Acquiring Fund in exchange for the assets and liabilities of FHI.

PRO FORMA
STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED APRIL 30, 2011 (UNAUDITED)





                                                               FHY               FHI        Pro Forma          Pro Forma
                                                           Acquiring Fund     Target Fund  Adjustments (1)     Combined
INVESTMENT INCOME:
Interest                                                       $6,206,683      $4,424,991                   $10,631,674
Other                                                               3,795          10,656                        14,451
                                                        ----------------------------------------------------------------
   Total investment income                                      6,210,478       4,435,647             0      10,646,125
                                                        ----------------------------------------------------------------
EXPENSES:
   Litigation settlement                                          903,825         625,725                     1,529,550
   Investment advisory fees                                       539,698         364,755                       904,453
   Interest expense on reverse repurchase agreements               87,765          58,388                       146,153
   Administrative fees                                             99,622          99,622       (99,622)         99,622
   Audit and tax fees                                              58,344          58,348       (56,692)         60,000
   Interest and fees on loan                                       19,786          14,222                        34,008
   Trustees' fees and expenses                                     40,144          40,627       (41,382)         39,389
   Printing fees                                                   59,359          52,636       (34,815)         77,180
   Transfer agent fees                                             36,240          35,966       (35,966)         36,240
   Custodian fees                                                  17,490          14,109                        31,599
   Legal fees                                                      43,041          29,008                        72,049
   Other                                                           92,085          94,920      ($94,920)         92,085
                                                        ----------------------------------------------------------------
     Total expenses                                             1,997,399       1,488,326      (363,397)      3,122,328
     ICI insurance recovery                                      (903,825)       (625,725)                   (1,529,550)
                                                        ----------------------------------------------------------------
     Net expenses                                               1,093,574         862,601      (363,397)      1,592,778
                                                        ----------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                    5,116,904       3,573,046       363,397       9,053,347
                                                        ----------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments                    (11,926,802)     (5,386,743)                  (17,313,545)

   Net change in unrealized appreciation
      (depreciation) on investments                            17,174,568       9,989,976                    27,164,544
                                                        ----------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                         5,247,766       4,603,233             0       9,850,999
                                                        ----------------------------------------------------------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING
FROM OPERATIONS                                               $10,364,670      $8,176,279      $363,397     $18,904,346
                                                        ================================================================

(1) Reflects the reduction in operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                  FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI)
              INTO FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2011 (UNAUDITED)




                              1. FUND DESCRIPTION

The Acquiring Fund, First Trust Strategic High Income Fund II (the "Acquiring Fund"), is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHY on the New York Stock Exchange ("NYSE").

The Acquiring Fund's primary investment objective is to seek a high level of current income. The Acquiring Fund seeks capital growth as a secondary objective. The Acquiring Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. The Acquiring Fund may invest up to 100% of its managed assets in below investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Managed assets means the average daily total asset value of the Acquiring Fund minus the sum of the Acquiring Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Acquiring Fund will achieve its investment objectives. The Acquiring Fund may not be appropriate for all investors.


                            2. BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of First Trust Strategic High Income Fund (the "Target Fund") by the Acquiring Fund as if such acquisition had taken place as of April 30, 2011.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. Upon the consummation of the Reorganization, the Acquiring Fund will affect a 1-for-3 reverse share split in order to increase the net asset value per share of the Acquiring Fund. The Statement of Assets and Liabilities and the related Statement of Operations of the Target Fund and Acquiring Fund have been combined as of and for the twelve months ended April 30, 2011. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying unaudited pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their respective semi-annual report dated April 30, 2011.


                       3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Acquiring Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Acquiring Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Acquiring Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Acquiring Fund), by the total number of Common Shares outstanding.

The Acquiring Fund's investments are valued daily in accordance with valuation procedures adopted by the Acquiring Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Securities for which market quotations are readily available are valued using the last reported sale price on the business day as of which such value is being determined. If no sales are reported on such business day (as in the case of some securities traded over-the-counter), the last reported bid price is used, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. Mortgage-backed securities ("MBS") and other debt securities not traded in an organized market are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Acquiring Fund's Board of Trustees, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities and various relationships between securities and yield to maturity in determining value. A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Acquiring Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Acquiring Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Acquiring Fund's NAV, First Trust may use a fair value method to value the Acquiring Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Acquiring Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Acquiring Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Acquiring Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

   1) the fundamental business data relating to the issuer;
   2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
   3) the type, size and cost of security;
   4) the financial statements of the issuer;
   5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;
   6) the information as to any transactions in or offers for the security;
   7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
   8) the coupon payments;
   9) the quality, value and salability of collateral, if any, securing the security;
  10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
  11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
      and
  12) other relevant factors.

The Acquiring Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, auto, equipment lease, credit card, aircraft, franchise, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; collateralized debt obligations and collateralized loan obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Acquiring Fund.

The Acquiring Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

    o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

    o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o Quoted prices for similar securities in active markets.

            o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

    o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of April 30, 2011, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.


The Acquiring Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest-only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized.


Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Acquiring Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2011, the Acquiring Fund had no when-issued, delayed-delivery or forward purchase commitments.


C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Acquiring Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Acquiring Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.


D. INCOME AND OTHER TAXES:

The Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Acquiring Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carry forwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2010, the Acquiring Fund had a capital loss carryforward for federal income tax purposes of $66,773,015, with $1,201,774, $13,956,925, $32,894,309 and $18,720,007 expiring on October 31, 2015, 2016, 2017 and 2018, respectively. At October 31, 2010, First Trust Strategic High Income Fund had a capital loss carryforward for federal income tax purposes of $47,096,138, with $2,534,309, $15,350,612, $14,707,929 and $14,503,288 expiring on October 31, 2015, 2016,
2017 and 2018, respectively. Certain limitations under the applicable tax regulations will apply to these pre-reorganization capital loss carryforwards and these limitations are expected to be substantial.


                            4. REORGANIZATION COSTS

The Acquiring Fund and Target Fund are expected to incur approximately $294,690 in reorganization costs, which will be allocated to each fund based on net assets. These costs represent the estimated non recurring expense of the funds carrying out their obligations under the Reorganization and consist of management's estimate of professional services fees, printing costs and mailing charges related to the proposed reorganizations.

FIRST TRUST STRATEGIC HIGH INCOME FUNDS II & III
PORTFOLIO OF INVESTMENTS (A)
April 30, 2011 (Unaudited)

   FHY         FHO       Combined
Principal   Principal   Principal                                     Stated    Stated         FHY           FHO        Combined
  Value       Value       Value                 Description           Coupon   Maturity       Value         Value         Value
----------------------------------  ------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 91.7%
                                    AUTOMOTIVE - 2.3%
$  675,000  $        -  $  675,000  American Axle & Manufacturing,
                                       Inc.                             7.88    3/1/2017  $    696,938  $          -  $     696,938
   600,000     500,000   1,100,000  Ford Motor Co. (c)                  6.50    8/1/2018       642,174       535,145      1,177,319
   160,000     140,000     300,000  Pittsburgh Glass Works LLC (b)      8.50   4/15/2016       168,000       147,000        315,000
   105,000      95,000     200,000  Visteon Corp. (b)                   6.75   4/15/2019       104,475        94,525        199,000
                                                                                          ------------------------------------------
                                                                                             1,611,587       776,670      2,388,257
                                                                                          ------------------------------------------
                                    BASIC INDUSTRY - 15.6%
   645,000     615,000   1,260,000  AK Steel Corp. (c)                  7.63   5/15/2020       681,281       649,594      1,330,875
   650,000     600,000   1,250,000  Arch Coal, Inc. (c)                 8.75    8/1/2016       731,250       675,000      1,406,250
   500,000           -     500,000  Associated Materials LLC (b) (c)    9.13   11/1/2017       539,375             -        539,375
   500,000           -     500,000  Building Materials Corp of
                                       America (b)                      6.75    5/1/2021       508,125             -        508,125
         -     400,000     400,000  Domtar Corp. (c)                   10.75    6/1/2017             -       508,000        508,000
   675,000     270,000     945,000  Georgia-Pacific LLC (c)             7.38   12/1/2025       729,000       291,600      1,020,600
         -     230,000     230,000  Georgia-Pacific LLC (c)             7.25    6/1/2028             -       244,663        244,663
   450,000     400,000     850,000  Hexion U.S. Finance Corp./Hexion
                                       Nova Scotia Finance ULC (c)      8.88    2/1/2018       490,500       436,000        926,500
   675,000           -     675,000  Huntsman International LLC (b)      8.63   3/15/2021       761,062             -        761,062
   675,000     600,000   1,275,000  Mercer International, Inc.          9.50   12/1/2017       744,188       661,500      1,405,688
         -     500,000     500,000  Momentive Performance Materials,
                                       Inc. (b) (c)                     9.00   1/15/2021             -       540,000        540,000
   675,000     600,000   1,275,000  Ply Gem Industries, Inc. (b) (c)    8.25   2/15/2018       696,938       619,500      1,316,438
   675,000     600,000   1,275,000  Polymer Group, Inc. (b)             7.75    2/1/2019       705,375       627,000      1,332,375
   675,000     600,000   1,275,000  Steel Dynamics, Inc. (c)            7.63   3/15/2020       742,500       660,000      1,402,500
   675,000           -     675,000  United States Steel Corp. (c)       7.38    4/1/2020       715,500             -        715,500
         -     650,000     650,000  United States Steel Corp. (c)       7.00    2/1/2018             -       684,937        684,937
   675,000     650,000   1,325,000  Westlake Chemical Corp. (c)         6.63   1/15/2016       699,469       673,562      1,373,031
                                                                                          ------------------------------------------
                                                                                             8,744,563     7,271,356     16,015,919
                                                                                          ------------------------------------------
                                    CAPITAL GOODS - 9.0%
   675,000     600,000   1,275,000  Berry Plastics Corp. (c)            9.50   5/15/2018       682,594       606,750      1,289,344
   370,000           -     370,000  Coleman Cable, Inc. (c)             9.00   2/15/2018       393,125             -        393,125
   675,000     600,000   1,275,000  Crown Cork & Seal Co., Inc.         7.38  12/15/2026       673,313       598,500      1,271,813
   340,000     300,000     640,000  Mueller Water Products, Inc. (c)    7.38    6/1/2017       339,150       299,250        638,400
   675,000     650,000   1,325,000  Owens-Illinois, Inc. (c)            7.80   5/15/2018       744,187       716,625      1,460,812
   355,000     315,000     670,000  RBS Global, Inc./Rexnord LLC (c)    8.50    5/1/2018       386,950       343,350        730,300
   600,000     500,000   1,100,000  Terex Corp. (c)                     8.00  11/15/2017       637,500       531,250      1,168,750
   450,000     400,000     850,000  Trimas Corp. (c)                    9.75  12/15/2017       497,250       442,000        939,250
   675,000     600,000   1,275,000  USG Corp. (c) (d)                   9.75   1/15/2018       713,812       634,500      1,348,312
                                                                                          ------------------------------------------
                                                                                             5,067,881     4,172,225      9,240,106
                                                                                          ------------------------------------------
                                    CONSUMER CYCLICAL - 7.98.1
   675,000           -     675,000  ACCO Brands Corp. (c)              10.63   3/15/2015       764,437             -        764,437
   400,000     350,000     750,000  ACE Hardware Corp. (b) (c)          9.13    6/1/2016       433,500       379,313        812,813
   600,000           -     600,000  Easton-Bell Sports, Inc. (c)        9.75   12/1/2016       675,000             -        675,000
   675,000     600,000   1,275,000  Levi Strauss & Co. (c)              7.63   5/15/2020       683,438       607,500      1,290,938
   675,000     675,000   1,350,000  Limited Brands, Inc. (c)            7.60   7/15/2037       669,938       669,937      1,339,875
         -     650,000     650,000  Limited Brands, Inc. (c)            8.50   6/15/2019             -       752,375        752,375
   340,000     300,000     640,000  Neiman Marcus Group, Inc. (c)      10.38  10/15/2015       360,400       318,000        678,400
         -     600,000     600,000  Phillips-Van Heusen Corp. (c)       7.38   5/15/2020             -       652,500        652,500
   675,000     600,000   1,275,000  Reynolds Group Issuer, Inc./
                                       Reynolds Group Issuer
                                       LLC (b) (c)                      9.00   4/15/2019       714,656       635,250      1,349,906
                                                                                          ------------------------------------------
                                                                                             4,301,369     4,014,875      8,316,244
                                                                                          ------------------------------------------


                                      A-26




FIRST TRUST STRATEGIC HIGH INCOME FUNDS II & III
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
April 30, 2011 (Unaudited)


   FHY         FHO       Combined
Principal   Principal   Principal                                     Stated    Stated         FHY           FHO        Combined
  Value       Value       Value                 Description           Coupon   Maturity       Value         Value         Value
----------------------------------  ------------------------------------------------------------------------------------------------
                                    CONSUMER NON-CYCLICAL - 3.0%
   675,000     600,000   1,275,000  B&G Foods, Inc. (c)                 7.63   1/15/2018       728,156       647,250      1,375,406
   675,000           -     675,000  C&S Group Enterprises LLC (b) (c)   8.38    5/1/2017       710,437             -        710,437
   350,000     300,000     650,000  Rite Aid Corp. (c)                  8.63    3/1/2015       330,750       283,500        614,250
   350,000           -     350,000  Rite Aid Corp. (c)                  9.75   6/12/2016       395,938             -        395,938
                                                                                          ------------------------------------------
                                                                                             2,165,281       930,750      3,096,031
                                                                                          ------------------------------------------
                                    ENERGY - 16.9%
   275,000     350,000     625,000  Breitburn Energy Partners LP/
                                       Breitburn Finance Corp.          8.63  10/15/2020       294,250       374,500        668,750
   675,000     600,000   1,275,000  Chaparral Energy, Inc. (c)          8.88    2/1/2017       718,875       639,000      1,357,875
   675,000           -     675,000  Consol Energy, Inc.                 8.25    4/1/2020       756,000             -        756,000
   650,000     600,000   1,250,000  Crosstex Energy LP/Crosstex Energy
                                       Finance Corp. (c)                8.88   2/15/2018       713,375       658,500      1,371,875
   350,000           -     350,000  Edgen Murray Corp. (c)             12.25   1/15/2015       354,375             -        354,375
   215,000     185,000     400,000  EV Energy Partners LP/EV Energy
                                       Finance Corp. (b)                8.00   4/15/2019       222,525       191,475        414,000
   340,000     300,000     640,000  GMX Resources, Inc. (b) (c)        11.38   2/15/2019       340,850       300,750        641,600
   425,000     350,000     775,000  Hercules Offshore LLC (b) (c)      10.50  10/15/2017       448,375       369,250        817,625
   675,000     600,000   1,275,000  Hilcorp Energy I LP/Hilcorp
                                       Finance Co. (b) (c)              8.00   2/15/2020       727,312       646,500      1,373,812
   675,000     400,000   1,075,000  Key Energy Services, Inc.           6.75    3/1/2021       695,250       412,000      1,107,250
   675,000     150,000     825,000  Linn Energy LLC/Linn Energy
                                       Finance Corp. (c)                8.63   4/15/2020       749,250       166,500        915,750
   600,000     500,000   1,100,000  McJunkin Red Man Corp. (b) (c)      9.50  12/15/2016       619,500       516,250      1,135,750
   675,000     670,000   1,345,000  Niska Gas Storage US LLC/Niska Gas
                                       Storage Canada ULC (c)           8.88   3/15/2018       734,906       729,463      1,464,369
   250,000     600,000     850,000  Pioneer Natural Resources Co. (c)   6.65   3/15/2017       275,496       661,189        936,685
   600,000     650,000   1,250,000  Plains Exploration & Production
                                       Co. (c)                          7.63    6/1/2018       646,500       700,375      1,346,875
         -     650,000     650,000  Quicksilver Resources, Inc. (c)    11.75    1/1/2016             -       763,750        763,750
         -     600,000     600,000  Sesi LLC (c)                        6.88    6/1/2014             -       615,750        615,750
   675,000     600,000   1,275,000  Venoco, Inc. (b)                    8.88   2/15/2019       678,375       603,000      1,281,375
                                                                                          ------------------------------------------
                                                                                             8,975,214     8,348,252     17,323,466
                                                                                          ------------------------------------------
                                    MEDIA - 10.8%
   675,000     600,000   1,275,000  American Reprographics Co. (b) (c) 10.50  12/15/2016       720,563       640,500      1,361,063
   675,000     600,000   1,275,000  Cablevision Systems Corp. (c)       8.63   9/15/2017       759,375       675,000      1,434,375
   675,000     600,000   1,275,000  CCO Holdings LLC/CCO Holdings
                                       Capital Corp. (c)                8.13   4/30/2020       754,312       670,500      1,424,812
   610,000     665,000   1,275,000  Clear Channel Communications,
                                       Inc. (b)                         9.00    3/1/2021       623,725       679,963      1,303,688
   675,000     600,000   1,275,000  Deluxe Corp. (c)                    7.38    6/1/2015       702,844       624,750      1,327,594
   675,000     600,000   1,275,000  Insight Communications Co.,
                                       Inc. (b) (c)                     9.38   7/15/2018       757,687       673,500      1,431,187
   675,000     600,000   1,275,000  Lamar Media Corp. (c)               7.88   4/15/2018       729,000       648,000      1,377,000
   675,000     600,000   1,275,000  Mediacom LLC/Mediacom Capital
                                       Corp. (c)                        9.13   8/15/2019       735,750       654,000      1,389,750
                                                                                          ------------------------------------------
                                                                                             5,783,256     5,266,213     11,049,469
                                                                                          ------------------------------------------

FIRST TRUST STRATEGIC HIGH INCOME FUNDS II & III
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
April 30, 2011 (Unaudited)


   FHY         FHO       Combined
Principal   Principal   Principal                                     Stated    Stated         FHY           FHO        Combined
  Value       Value       Value                 Description           Coupon   Maturity       Value         Value         Value
----------------------------------  ------------------------------------------------------------------------------------------------
                                    SERVICES - 15.4%
$  600,000  $  650,000  $1,250,000  AMC Entertainment, Inc. (c)         8.75    6/1/2019  $    654,000  $    708,500  $   1,362,500
         -     600,000     600,000  Avis Budget Car Rental LLC/Avis
                                       Budget Finance, Inc. (c)         9.63   3/15/2018             -       669,000        669,000
   350,000     300,000     650,000  Beazer Homes USA, Inc. (c)          9.13   6/15/2018       350,875       300,750        651,625
         -     600,000     600,000  FireKeepers Development
                                       Authority (b) (c)               13.88    5/1/2015             -       709,500        709,500
   600,000     400,000   1,000,000  Harrah's Operating Co., Inc. (c)   11.25    6/1/2017       687,000       458,000      1,145,000
   600,000     650,000   1,250,000  Iron Mountain, Inc. (c)             8.75   7/15/2018       631,500       684,125      1,315,625
   675,000     600,000   1,275,000  K Hovnanian Enterprises, Inc.      10.63  10/15/2016       722,250       642,000      1,364,250
   675,000     600,000   1,275,000  Marina District Finance Co.,
                                       Inc. (b)                         9.88   8/15/2018       727,312       646,500      1,373,812
   475,000     420,000     895,000  Maxim Crane Works LP (b) (c)       12.25   4/15/2015       495,188       437,850        933,038
   350,000     300,000     650,000  MGM Resorts International (c)       5.88   2/27/2014       343,875       294,750        638,625
   325,000     300,000     625,000  MGM Resorts International (c)      10.38   5/15/2014       377,406       348,375        725,781
   675,000     600,000   1,275,000  Palace Entertainment Holdings LLC/
                                       Palace Entertainment Holdings
                                       Corp. (b) (c)                    8.88   4/15/2017       703,687       625,500      1,329,187
   675,000           -     675,000  Pulte Group, Inc. (c)               6.38   5/15/2033       558,563             -        558,563
   350,000     300,000     650,000  RSC Equipment Rental, Inc./RSC
                                       Holdings III LLC (c)            10.25  11/15/2019       403,375       345,750        749,125
   675,000     250,000     925,000  Standard Pacific Corp. (c)          8.38   5/15/2018       702,000       260,000        962,000
   675,000     600,000   1,275,000  United Rentals North America,
                                       Inc. (c)                         8.38   9/15/2020       722,250       642,000      1,364,250
                                                                                          ------------------------------------------
                                                                                             8,079,281     7,772,600     15,851,881
                                                                                          ------------------------------------------
                                    TECHNOLOGY & ELECTRONICS - 2.7%
    35,000      31,000      66,000  First Data Corp.                    9.88   9/24/2015        36,356        32,201         68,557
   675,000     600,000   1,275,000  First Data Corp. (b) (c)            8.25   1/15/2021       675,000       600,000      1,275,000
   675,000     600,000   1,275,000  Freescale Semiconductor,
                                       Inc. (b) (c)                     9.25   4/15/2018       752,625       669,000      1,421,625
                                                                                          ------------------------------------------
                                                                                             1,463,981     1,301,201      2,765,182
                                                                                          ------------------------------------------
                                    TELECOMMUNICATIONS - 6.1%
   330,000     315,000     645,000  Cincinnati Bell, Inc. (c)           8.25  10/15/2017       336,600       321,300        657,900
   320,000     285,000     605,000  Cincinnati Bell, Inc. (c)           8.38  10/15/2020       321,600       286,425        608,025
   600,000     650,000   1,250,000  Frontier Communications (c)         7.13   3/15/2019       616,500       667,875      1,284,375
   600,000     325,000     925,000  PAETEC Holding Corp. (c)            8.88   6/30/2017       657,750       356,281      1,014,031
         -     325,000     325,000  PAETEC Holding Corp. (c)            9.50   7/15/2015             -       342,875        342,875
   650,000     400,000   1,050,000  Qwest Corp.                         6.88   9/15/2033       640,250       394,000      1,034,250
   650,000     650,000   1,300,000  Windstream Corp. (c)                7.00   3/15/2019       666,250       666,250      1,332,500
                                                                                          ------------------------------------------
                                                                                             3,238,950     3,035,006      6,273,956
                                                                                          ------------------------------------------
                                    UTILITY - 1.8%
   675,000     600,000   1,275,000  Calpine Corp. (b) (c)               7.25  10/15/2017       712,125       633,000      1,345,125
   350,000     300,000     650,000  Edison Mission Energy (c)           7.00   5/15/2017       279,125       239,250        518,375
                                                                                          ------------------------------------------
                                                                                               991,250       872,250      1,863,500
                                                                                          ------------------------------------------
                                    TOTAL CORPORATE BONDS AND NOTES                         50,422,613    43,761,398     94,184,011
                                                                                          ------------------------------------------


                                      A-28




FIRST TRUST STRATEGIC HIGH INCOME FUNDS II & III
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
April 30, 2011 (Unaudited)


   FHY         FHO       Combined
Principal   Principal   Principal                                     Stated    Stated         FHY           FHO        Combined
  Value       Value       Value                 Description           Coupon   Maturity       Value         Value         Value
----------------------------------  ------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 23.2%
                                    COLLATERALIZED MORTGAGE OBLIGATIONS - 10.2%
                                    Adjustable Rate Mortgage Trust
   378,579     324,497     703,076      Series 2006-2, Class 1A1 (e)    5.49   5/25/2036       346,242       296,779        643,021
                                    Chase Mortgage Finance Corp.
   189,621     176,809     366,430      Series 2007-S2, Class 1A8       6.00   3/25/2037       175,188       163,351        338,539
                                    Citicorp Mortgage Securities, Inc.
   982,000     917,000   1,899,000      Series 2007-2, Class 1A3        6.00   2/25/2037       968,911       904,777      1,873,688
                                    Citigroup Mortgage Loan Trust, Inc.
   392,882     353,163     746,045      Series 2006-AR6, Class 1A1 (e)  5.92   8/25/2036       364,862       327,975        692,837
   411,560     369,637     781,197      Series 2007-AR4, Class 1A1A (e) 5.81   3/25/2037       371,691       333,830        705,521
                                    Countrywide Alternative Loan Trust
   135,448     126,983     262,431      Series 2006-41CB, Class 2A14    6.00   1/25/2037       108,473       101,693        210,166
                                    Countrywide Home Loan Mortgage
                                       Pass Through Trust
   651,970     604,607   1,256,577      Series 2005-27, Class 2A1       5.50  12/25/2035       595,866       552,579      1,148,445
   463,000     416,000     879,000      Series 2007-10, Class A5        6.00   7/25/2037       388,857       349,384        738,241
                                    HarborView Mortgage Loan Trust
                                    JP Morgan Mortgage Trust
   106,232      99,363     205,595      Series 2006-S3, Class 1A30      6.50   8/25/2036       100,306        93,820        194,126
                                    Residential Accredit Loans, Inc.
         -     275,313     275,313      Series 2007-QS6, Class A2 (e)  53.80   4/25/2037             -       482,807        482,807
                                    Residential Asset Securitization
                                       Trust
   575,950     538,288   1,114,238      Series 2005-A8CB, Class A11     6.00   7/25/2035       518,204       484,319      1,002,523
                                    Structured Asset Securities Corp.
    90,662      82,036     172,698      Series 2003-10, Class A         6.00   4/25/2033        95,709        86,602        182,311
                                    Wells Fargo Mortgage Backed
                                       Securities Trust
   680,000     486,000   1,166,000      Series 2006-8, Class A15        6.00   7/25/2036       648,415       463,426      1,111,841
         -     114,491     114,491      Series 2007-6, Class A6         6.00   5/25/2037             -       103,006        103,006
   286,131     267,279     553,410      Series 2007-7, Class A38        6.00   6/25/2037       278,051       259,731        537,782
   217,000     194,000     411,000      Series 2007-7, Class A6         6.00   6/25/2037       209,608       187,392        397,000
    38,058      93,467     131,525      Series 2007-8, Class 1A16       6.00   7/25/2037        36,010        88,436        124,446
                                                                                           -----------------------------------------
                                                                                             5,206,393     5,279,907     10,486,300
                                                                                           -----------------------------------------
                                    COMMERCIAL MORTGAGE-BACKED SECURITIES - 13.0%
         -      57,594      57,594  Bacchus Ltd. (b)                    5.13  10/20/2011             -        58,253         58,253
                                    Banc of America Large Loan, Inc.
 1,000,000           -   1,000,000      Series 2005-MIB1, Class L
                                        (e) (f) (g)                     3.22   3/15/2022       398,979             -        398,979
                                    Bear Stearns Commercial Mortgage
                                       Securities
         -     500,000     500,000      Series 2007-PW17, Class A4      5.69   6/11/2050             -       551,280        551,280
                                    Citigroup/Deutsche Bank Commercial
                                       Mortgage Trust
   590,000     500,000   1,090,000      Series 2007-CD4, Class A4       5.32  12/11/2049       634,272       537,519      1,171,791
                                    Commercial Mortgage Pass Through
                                       Certificates
   645,000     500,000   1,145,000      Series 2007-C9, Class A4 (e)    5.81  12/10/2049       718,290       556,814      1,275,104
                                    Credit Suisse Mortgage Capital
                                       Certificates
         -   1,800,000   1,800,000      Series 2006-C3, Class A3        6.02   6/15/2038             -     1,998,276      1,998,276
    90,000      60,000     150,000      Series 2006-C5, Class AJ        5.37  12/15/2039        80,987        53,992        134,979
                                    Greenwich Capital Commercial
                                       Funding Corp.
   400,000     500,000     900,000      Series 2007-GG11, Class A4      5.74  12/10/2049       434,042       542,552        976,594
   500,000     350,000     850,000      Series 2007-GG11, Class AJ (e)  6.00  12/10/2049       455,512       318,858        774,370
         -   2,000,000   2,000,000      Series 2007-GG9, Class A4       5.44   3/10/2039             -     2,177,381      2,177,381
                                    GS Mortgage Securities Corp II
 1,180,000     840,000   2,020,000      Series 2006-GG8, Class AJ       5.62  11/10/2039     1,073,600       764,258      1,837,858
                                    Morgan Stanley Capital I, Inc.
         -   1,000,000   1,000,000      Series 2007-IQ14, Class A4      5.69   4/15/2049             -     1,084,701      1,084,701
                                    Vornado DP LLC
         -     930,000     930,000     Series 2010-VNO, Class D (b)     6.36   9/13/2028             -       965,326        965,326
                                                                                           -----------------------------------------
                                                                                             3,795,682     9,609,210     13,404,892
                                                                                           -----------------------------------------
                                    TOTAL MORTGAGE-BACKED SECURITIES                         9,002,075    14,889,117     23,891,192
                                                                                           -----------------------------------------

FIRST TRUST STRATEGIC HIGH INCOME FUNDS II & III
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
April 30, 2011 (Unaudited)

   FHY         FHO       Combined
Principal   Principal   Principal                                     Stated    Stated         FHY           FHO        Combined
  Value       Value       Value                 Description           Coupon   Maturity       Value         Value         Value
----------------------------------  ------------------------------------------------------------------------------------------------
Asset-Backed Securities - 7.3%
                                    Ace Securities Corp.
$  473,000  $  425,000  $  898,000      Series 2003-MH1, Class A4 (b)   6.50   8/15/2030  $    507,641  $    456,125  $     963,766
                                    BankAmerica Manufactured Housing
                                       Contract Trust II
 2,300,000           -   2,300,000      Series 1997-1, Class B1 (h)     6.94   6/10/2021     1,701,991             -      1,701,991
                                    Bombardier Capital Mortgage
                                       Securitization Corp.
   664,741           -     664,741      Series 1999-B, Class A3         7.18  12/15/2029       420,037             -        420,037
                                    Citigroup Mortgage Loan Trust,
                                       Inc.
 2,301,000           -   2,301,000      Series 2003-HE3, Class M4 (e)   3.21  12/25/2033       202,857             -        202,857
                                    Conseco Finance Securitizations
                                       Corp.
 1,529,867           -   1,529,867      Series 2001-3, Class M1         7.15    5/1/2033       803,198             -        803,198
                                    Countrywide Asset-Backed
                                       Certificates
         -      36,559      36,559      Series 2004-6, Class 2A5 (e)    0.60  11/25/2034             -        33,883         33,883
   337,730     303,446     641,176      Series 2006-13, Class 3AV2 (e)  0.36   1/25/2037       227,966       204,825        432,791
                                    Credit Suisse First Boston
                                       Mortgage Securities Corp.        6.70  12/25/2031       150,402        63,394        213,796
   142,036      59,868     201,904      Series 2002-MH3, Class A
                                    Falcon Franchise Loan Trust
                                    Green Tree Financial Corp.
 1,329,350           -   1,329,350      Series 1996-6, Class B1         8.00   9/15/2027       343,785             -        343,785
 2,498,543           -   2,498,543      Series 1999-4, Class M1         7.60    5/1/2031        44,094             -         44,094
                                    GSAMP Trust
   966,688     966,688   1,933,376      Series 2006-S3, Class A2 (g)    6.27   5/25/2036        55,359        55,359        110,718
   846,333   1,269,500   2,115,833      Series 2006-S5, Class A1 (e)    0.30   9/25/2036        22,764        34,146         56,910
                                    IMC Home Equity Loan Trust
 2,787,682           -   2,787,682      Series 1997-3, Class B          7.87   8/20/2028       972,791             -        972,791
 3,107,281           -   3,107,281      Series 1997-5, Class B (h)      7.59  11/20/2028       671,964             -        671,964
 2,000,000           -   2,000,000  Independence III CDO, Ltd.
                                        Series 3A, Class C1 (e) (f) (i) 2.80   10/3/2037         5,860             -          5,860
                                    Long Beach Mortgage Loan Trust
 1,907,171   1,907,171   3,814,342      Series 2006-A, Class A2 (g)     6.05   5/25/2036       111,689       111,689        223,378
                                    Oakwood Mortgage Investors, Inc.
 1,044,485           -   1,044,485      Series 1999-B, Class M1         7.18  12/15/2026       222,710             -        222,710
                                    Park Place Securities, Inc.
                                    Stanfield Azure CLO, Ltd.
    57,145           -      57,145      Series 2006-1A, Class X (b)     5.34   5/27/2020        57,299             -         57,299
                                        Series 1A, Class B (e) (f) (g)  1.44   5/23/2011             -             -              -
                                                                                          ------------------------------------------
                                    TOTAL ASSET-BACKED SECURITIES                            6,522,407       959,421      7,481,828
                                                                                          ------------------------------------------

FOREIGN CORPORATE BONDS AND NOTES - 9.8%
                                    BASIC INDUSTRY - 4.8%
   675,000     440,000   1,115,000  Cascades, Inc. (c)                  7.88   1/15/2020       723,937       471,900      1,195,837
   675,000     600,000   1,275,000  Masonite International Corp. (b)    8.25   4/15/2021       693,141       616,125      1,309,266
   530,000     470,000   1,000,000  Millar Western Forest Products
                                       Ltd. (b)                         8.50    4/1/2021       533,313       472,937      1,006,250
   675,000     600,000   1,275,000  Tembec Industries, Inc. (c)        11.25  12/15/2018       767,812       682,500      1,450,312
                                                                                          ------------------------------------------
                                                                                             2,718,203     2,243,462      4,961,665
                                                                                          ------------------------------------------
                                    CAPITAL GOODS - 1.2%
   650,000           -     650,000  Bombardier, Inc. (b) (c)            7.75   3/15/2020       727,187             -        727,187
                                                                                          ------------------------------------------

                                    ENERGY - 0.7%
   250,000     225,000     475,000  Precision Drilling Corp. (b) (c)    6.63  11/15/2020       259,375       233,438        492,813
                                                                                          ------------------------------------------

                                    SERVICES - 0.7%
   675,000           -     675,000  Royal Caribbean Cruises Ltd. (c)    7.25   6/15/2016       723,938             -        723,938
                                                                                          ------------------------------------------

                                    TELECOMMUNICATIONS - 1.7%
   600,000     500,000   1,100,000  Global Crossing Ltd. (c)           12.00   9/15/2015       705,000       587,500      1,292,500
                                                                                          ------------------------------------------

                                    UTILITY - 0.7%
   346,410     296,923     643,333  Texas Competitive Electric
                                    Holdings Co., LLC Tranche B2 (e)    3.27  10/10/2014       294,969       252,830        547,799
                                                                                          ------------------------------------------
                                    TOTAL FOREIGN CORPORATE BONDS AND NOTES                  5,428,672     3,317,230      8,745,902
                                                                                          ------------------------------------------


                                      A-30





FIRST TRUST STRATEGIC HIGH INCOME FUNDS II & III
PORTFOLIO OF INVESTMENTS (A) - (CONTINUED)
April 30, 2011 (Unaudited)


   FHY         FHO       Combined
Principal   Principal   Principal                                     Stated    Stated         FHY           FHO        Combined
  Value       Value       Value                 Description           Coupon   Maturity       Value         Value         Value
----------------------------------  ------------------------------------------------------------------------------------------------
STRUCTURED NOTES - 0.0%
 2,000,000           -   2,000,000  Preferred Term Securities XXV,
                                       Ltd. (f) (j)                     0.00   6/22/2037           200             -            200
         -   2,500,000   2,500,000  Preferred Term Securities XXVI,
                                       Ltd. (f)                         0.00   9/22/2037             -           250            250
                                                                                          ------------------------------------------
                                    TOTAL STRUCTURED NOTES                                         200           250            450
                                                                                          ------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%
                                    FannieMae-ACES
    80,454           -      80,454      Series 1998-M7,
                                        Class N, IO (e)                 0.32   5/25/2036             8             -              8
                                                                                          ------------------------------------------
                                    TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES          8             -              8
                                                                                          ------------------------------------------
PREFERRED SECURITIES - 0.1%
                                    Independence III CDO, Ltd.
 3,500,000           -   3,500,000      Series 3A, Class PS (f) (j)     0.00    -   -            3,500             -          3,500
                                    Soloso CDO, Ltd.
 2,000,000           -   2,000,000      Series 2005-1 (f) (j)           0.00    -   -           20,000             -         20,000
                                    White Marlin CDO, Ltd.
 3,000,000   3,000,000   6,000,000      Series AI (f) (i) (j)           0.00    -   -           15,000        15,000         30,000
                                                                                          ------------------------------------------
                                    TOTAL PREFERRED SECURITIES                                  38,500        15,000         53,500
                                                                                          ------------------------------------------

                                    TOTAL INVESTMENTS - 132.1%                              71,414,475    62,942,416    134,356,891
                                    (Cost $126,248,066) (k)

                                    OUTSTANDING LOAN - (34.9%)                             (18,200,000)  (17,650,000)   (35,850,000)

                                    NET OTHER ASSETS AND LIABILITIES - 2.8%                  1,309,694     1,559,701      2,869,395
                                    PRO FORMA ADJUSTMENTS                                                                  (325,945)
                                                                                          ------------------------------------------
                                    NET ASSETS - 100.0%                                   $ 54,524,169  $ 46,852,117  $ 101,050,341
                                                                                          ==========================================

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registratiupon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's sub- advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2011, securities noted as such amounted to $21,061,488 or 20.51% of net assets.

(c) All or a portion of this security is available to serve as collateral on the outstanding loan.

(d) Multi-Step Coupon Bond - coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at April 30, 2011.

(e) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2011.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registratiupon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g)   Security is receiving less than the stated coupon.

(h)   Security missed one or more of its interest payments.

(i)   The issuer is in default. Income is not being accrued.

(j)   Zero coupon security.

(k) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,152,544 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,043,718.

PRO FORMA
STATEMENT OF ASSETS AND LIABILITITES
APRIL 30, 2011 (UNAUDITED)



                                                           FHY                FHO        Pro Forma       Pro Forma
                                                       Acquiring Fund     Target Fund   Adjustments      Combined
ASSETS:
Investments, at value
   (Cost $66,893,803; $59,354,262
      and $126,248,065)                                   $71,414,475     $62,942,416                  $134,356,891

Cash                                                          249,424         989,055                     1,238,479
Prepaid expenses                                               22,204           3,474                        25,678
Receivables:
   Interest                                                 1,282,328       1,076,184                     2,358,512
   ICI insurance                                              903,825         787,950                     1,691,775
   Investment securities sold                                 534,319         478,075                     1,012,394
                                                     ---------------------------------------------------------------
   Total Assets                                            74,406,575      66,277,154             0     140,683,729
                                                     ---------------------------------------------------------------
LIABILITIES:
Outstanding loan                                           18,200,000      17,650,000                    35,850,000
Payables:
   Litigation settlement                                      903,825         787,950                     1,691,775
   Investment securities purchased                            651,955         874,118                     1,526,073
   Investment advisory fees                                    51,514          45,189                        96,703
   Audit and tax fees                                          31,922          31,922                        63,844
   Printing fees                                               20,257          14,427                        34,684
   Administrative fees                                          8,270           8,270                        16,540
   Transfer agent fees                                          4,263           4,394                         8,657
   Trustees' fees and expenses                                  3,373           3,373                         6,746
   Custodian fees                                               2,989           1,792                         4,781
   Interest and fees on loan                                    1,948           2,135                         4,083
Reorganization Costs                                                0               0       325,945         325,945  (1)
Other liabilities                                               2,090           1,467                         3,557
                                                     ---------------------------------------------------------------
   Total Liabilities                                       19,882,406      19,425,037       325,945      39,633,388
                                                     ---------------------------------------------------------------
NET ASSETS                                                $54,524,169     $46,852,117     ($325,945)   $101,050,341
                                                     ==============================================================

NET ASSETS consist of:
Paid-in capital                                          $140,270,212     $78,199,017     ($198,131)   $218,271,098
Par value                                                      95,338          91,562      (127,814)         59,086  (2)
Accumulated net investment income (loss)                   (1,305,828)        718,980                      (586,848)
Accumulated net realized gain (loss) on
   investments                                            (89,056,225)    (35,745,596)                 (124,801,821)
Net unrealized appreciation (depreciation)
   on investments                                           4,520,672       3,588,154                     8,108,826
                                                     ---------------------------------------------------------------
   NET ASSETS                                             $54,524,169     $46,852,117     ($325,945)   $101,050,341
                                                     ===============================================================

Net Asset Value, per Common Share                               $5.72           $5.12                        $17.10  (2)

Common Shares Outstanding                                   9,533,776       9,156,182   (12,781,398)      5,908,560  (3)

(1) A non-recurring cost associated with this transaction of approximately $325,945 will be incurred.
Approximately $174,135, or $0.018 will be borne by the common shareholderes of FHY and $151,810, or
$0.017 will be borne by the common shareholders of FHO.

(2) Reflects the Acquiring Fund's allocation of reorganization costs and the 1-for-3 reverse share split upon the consummation of one or both of the reorganiztions.

(3) Reflects the issuance of 2,730,635 common shares of the Acquiring Fund in exchange for the assets and liabilities of FHO.

PRO FORMA
STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED APRIL 30, 2011 (UNAUDITED)



                                                          FHY                 FHO         Pro Forma        Pro Forma
                                                     Acquiring Fund       Target Fund   Adjustments (1)    Combined
INVESTMENT INCOME:
Interest                                                   $6,206,683      $4,341,603                     $10,548,286
Other                                                           3,795           2,500                           6,295
                                                     -----------------------------------------------------------------
   Total investment income                                  6,210,478       4,341,603             0        10,548,286
                                                     -----------------------------------------------------------------
EXPENSES:
   Litigation settlement                                      903,825         787,950                       1,691,775
   Investment advisory fees                                   539,698         489,948                       1,029,646
   Interest expense on reverse repurchase
     agreements                                                87,765          87,334                         175,099
   Administrative fees                                         99,622          99,622       (99,622)           99,622
   Audit and tax fees                                          58,344          60,088       (58,432)           60,000
   Interest and fees on loan                                   19,786          21,278                          41,064
   Trustees' fees and expenses                                 40,144          39,981       (40,736)           39,389
   Printing fees                                               59,359          44,960       (30,126)           74,193
   Transfer agent fees                                         36,240          37,612       (37,612)           36,240
   Custodian fees                                              17,490          13,229                          30,719
   Legal fees                                                  43,041          44,214                          87,255
   Other                                                       92,085          80,099       (80,099)           92,085
                                                     -----------------------------------------------------------------
   Total expenses                                           1,997,399       1,806,315      (346,627)        3,457,087
   ICI insurance recovery                                    (903,825)       (787,950)                     (1,691,775)
                                                     -----------------------------------------------------------------
   Net expenses                                             1,093,574       1,018,365      (346,627)        1,765,312
                                                     -----------------------------------------------------------------


NET INVESTMENT INCOME (LOSS)                                5,116,904       3,323,238       346,627         8,782,974
                                                     -----------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments                (11,926,802)      1,535,665                     (10,391,137)
   Net change in unrealized appreciation
     (depreciation) on investments                         17,174,568       1,711,833                      18,886,401
                                                     -----------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                     5,247,766       3,247,498             0         8,495,264
                                                     -----------------------------------------------------------------
NET INCREASE (DECREASE)  IN NET ASSETS
    RESULTING FROM OPERATIONS                             $10,364,670      $6,570,736      $346,627       $17,278,238
                                                     =================================================================

(1) Reflects the reduction in operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)
              INTO FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2011 (UNAUDITED)



                              1. FUND DESCRIPTION

The Acquiring Fund, First Trust Strategic High Income Fund II (the "Acquiring Fund"), is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHY on the New York Stock Exchange ("NYSE").

The Acquiring Fund's primary investment objective is to seek a high level of current income. The Acquiring Fund seeks capital growth as a secondary objective. The Acquiring Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. The Acquiring Fund may invest up to 100% of its managed assets in below investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Managed assets means the average daily total asset value of the Acquiring Fund minus the sum of the Acquiring Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Acquiring Fund will achieve its investment objectives. The Acquiring Fund may not be appropriate for all investors.


                            2. BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of First Trust Strategic High Income Fund III (the "Target Fund") by the Acquiring Fund as if such acquisition had taken place as of April 30, 2011.

Under the terms of the Plan of Reorganization, the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value. Upon the consummation of the Reorganization, the Acquiring Fund will affect a 1-for-3 reverse share split in order to increase the net asset value per share of the Acquiring Fund. The Statement of Assets and Liabilities and the related Statement of Operations of the Target Fund and Acquiring Fund have been combined as of and for the twelve months ended April 30, 2011. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying unaudited pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their respective semi-annual report dated April 30, 2011.


                       3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Acquiring Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Acquiring Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Acquiring Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Acquiring Fund), by the total number of Common Shares outstanding.

The Acquiring Fund's investments are valued daily in accordance with valuation procedures adopted by the Acquiring Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Securities for which market quotations are readily available are valued using the last reported sale price on the business day as of which such value is being determined. If no sales are reported on such business day (as in the case of some securities traded over-the-counter), the last reported bid price is used, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. Mortgage-backed securities ("MBS") and other debt securities not traded in an organized market are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Acquiring Fund's Board of Trustees, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities and various relationships between securities and yield to maturity in determining value. A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Acquiring Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Acquiring Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Acquiring Fund's NAV, First Trust may use a fair value method to value the Acquiring Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Acquiring Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Acquiring Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Acquiring Fund might be able to receive upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

   1) the fundamental business data relating to the issuer;
   2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
   3) the type, size and cost of security;
   4) the financial statements of the issuer;
   5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;
   6) the information as to any transactions in or offers for the security;
   7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
   8) the coupon payments;
   9) the quality, value and salability of collateral, if any, securing the security;
  10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
  11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
      and
  12) other relevant factors.

The Acquiring Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, auto, equipment lease, credit card, aircraft, franchise, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; collateralized debt obligations and collateralized loan obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Acquiring Fund.

The Acquiring Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

    o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

    o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

         o Quoted prices for similar securities in active markets.

         o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

         o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

         o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

    o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of April 30, 2011, is included with the Fund's Portfolio of Investments.


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Acquiring Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest-only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized.


Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Acquiring Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2011, the Acquiring Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Acquiring Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Acquiring Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

D. INCOME AND OTHER TAXES:

The Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Acquiring Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carry forwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2010, the Acquiring Fund had a capital loss carryforward for federal income tax purposes of $66,773,015, with $1,201,774, $13,956,925, $32,894,309 and $18,720,007 expiring on October 31, 2015, 2016, 2017 and 2018, respectively. At October 31, 2010, First Trust Strategic High Income Fund III had a capital loss carryforward for federal income tax purposes of $29,946,190, with $43,053, $3,250,843, $19,010,201 and $7,642,093 expiring on October 31, 2015, 2016, 2017 and 2018, respectively. Certain limitations under the applicable tax regulations will apply to these pre-reorganization capital loss carryforwards and these limitations are expected to be substantial.


                            4. REORGANIZATION COSTS

The Acquiring Fund and Target Fund are expected to incur approximately $325,945 in reorganization costs, which will be allocated to each fund based on net assets. These costs represent the estimated non recurring expense of the funds carrying out their obligations under the Reorganization and consist of management's estimate of professional services fees, printing costs and mailing charges related to the proposed reorganizations.

                                   APPENDIX B

                             RATINGS OF INVESTMENTS


       STANDARD & POOR'S RATINGS GROUP -- A BRIEF DESCRIPTION OF CERTAIN STANDARD & POOR'S RATINGS GROUP, A DIVISION OF THE MCGRAW-HILL COMPANIES ("STANDARD & POOR'S" OR "S&P") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY S&P) FOLLOWS:

       A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they become due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.


       Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS


       Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:


      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation; and

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


       Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

       An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA


       An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A

       An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

       An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

       Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

       An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

       An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

       An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

       An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C


       A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


D


       An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.


Plus (+) or minus (-)


       The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.



NR

       This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

       A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

       A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

       A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B


       A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1

       A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

       A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
       A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


C

       A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D


       A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (STANDARD & POOR'S UNDERLYING RATING)

       This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

       A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

       Note rating symbols are as follows:


SP-1

       Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

       Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

       Speculative capacity to pay principal and interest.


DUAL RATINGS

       Standard and Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').


ACTIVE QUALIFIERS (CURRENTLY APPLIED AND/OR OUTSTANDING)

i

       This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses the likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

L

       Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p

       This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of 'AAAp NRi' indicating that the principal portion is rated 'AAA' and the interest portion of the obligation is not rated.

pi

       Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary

       Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

   o Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

   o Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

   o Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

   o Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

   o Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

   o A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf

       The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or Standard & Poor's opinion about the issue's or issuer's creditworthiness.

t

       This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all of their contracts before their final maturity date.

unsolicited

       Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.


INACTIVE QUALIFIERS (NO LONGER APPLIED OR OUTSTANDING)

*

       This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

       This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

pr
       The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

       A 'q' subscript indicates that the rating is based solely upon quantitative analysis of publicly available information. Discontinued use in April 2001.

r

       The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of the obligations (mainly structured finance transactions) in November 2002.

       MOODY'S INVESTORS SERVICE, INC. -- A BRIEF DESCRIPTION OF CERTAIN MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") RATING SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY MOODY'S) FOLLOWS:


LONG-TERM OBLIGATION RATINGS

       Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

       Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

       Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

       Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

       Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

       Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

       Obligations rated B are considered speculative and are subject to high credit risk.

Caa

       Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

       Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

       Obligations rated C are the lowest rated class and are typically in default with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


MEDIUM-TERM NOTE PROGRAM RATINGS

       Moody's assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody's general long-term or short-term rating sale, depending upon the intended tenor of the notes to be issued under the program.

       MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specific priority of claim (e.g., senior or subordinated). However, the rating assigned to a drawdown from a rated MTN program may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer's default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

       Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moody's.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.


SHORT-TERM OBLIGATION RATINGS

       Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

       Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

       Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

       Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

       Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

       Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS


       There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

       This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

       This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

       This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

       This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



U.S. MUNICIPAL DEMAND OBLIGATION RATINGS


       In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

       This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

       This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

       This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

       This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.


       FITCH RATINGS -- A BRIEF DESCRIPTION OF CERTAIN FITCH RATINGS ("FITCH") RATINGS SYMBOLS AND THEIR MEANINGS (AS PUBLISHED BY FITCH) FOLLOWS:


INTERNATIONAL ISSUER AND CREDIT RATING SCALES

       The Primary Credit Rating Scales (those featuring the symbols 'AAA'-'D' and 'F1'-'D') are used for debt and financial strength ratings.


LONG-TERM RATING SCALES--ISSUER CREDIT RATING SCALES

       Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

       In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA

       Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

       Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

       High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

       Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

       Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

       Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

       Substantial credit risk. Default is a real possibility.

CC

       Very high levels of credit risk. Default of some kind appears probable.

C

       Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating of an issuer include:

               a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

               b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

               c. Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

       Restricted default. 'RD' ratings indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

               a. the selective payment default on a specific class or currency of debt;

               b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

               c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

               d. execution of a coercive debt exchange on one or more material financial obligations.

D

       Default. 'D' ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

       Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

       "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

       In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within the major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

       Limitations of the Issuer Credit Rating Scale:

       Specific limitations relevant to the issuer credit rating scale include:

          o The ratings do not predict a specific percentage of default likelihood over any given time period.

          o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

          o The ratings do not opine on the liquidity of the issuer's securities or stock.

          o The ratings do not opine on the possible loss severity on an obligation should an issuer default.

          o The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

          o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

       Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.

SHORT-TERM RATINGS -- SHORT-TERM RATINGS ASSIGNED TO ISSUERS OR OBLIGATIONS IN
       CORPORATE, PUBLIC AND STRUCTURED FINANCE

       A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

       Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

       Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

       Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

       Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C

       High short-term default risk. Default is a real possibility.

RD

       Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

       Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

       Limitations of the Short-Term Ratings Scale:

       Specific limitations relevant to the Short-Term Ratings scale include:

          o The ratings do not predict a specific percentage of default likelihood over any given time period.

          o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

          o The ratings do not opine on the liquidity of the issuer's securities or stock.

          o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

          o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

       Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader's convenience.


ADDITIONAL INFORMATION

       'Not Rated' or 'NR': A designation of 'Not Rated' or 'NR' is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

       'Withdrawn': The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Indicated in rating databases with the symbol 'WD'.

                                   APPENDIX C

                     BROOKFIELD INVESTMENT MANAGEMENT INC.
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                                   JULY 2010


The Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures") set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, "BIM") in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients ("Clients") for which BIM has been delegated such proxy voting authority.

A. PROXY VOTING COMMITTEE

BIM's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines ("Guidelines").

B. ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

1. FIDUCIARY DUTY AND OBJECTIVE

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company's stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM's primary consideration is the economic interests its Clients.

2. PROXY VOTING AGENT

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent's research and analysis as part of BIM's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM's portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission ("SEC").

3. MATERIAL CONFLICTS OF INTEREST

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

      o BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the "Company") whose management is soliciting proxies or BIM is seeking to provide such services;

      o BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

      o BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management's recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

      o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

      o If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4. CERTAIN FOREIGN SECURITIES

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the "share-blocking period," BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C. FUND BOARD REPORTING AND RECORDKEEPING

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the "Helios Funds") describing:

      o any issues arising under these Policies and Procedures since the last report to the Helios Funds' Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

      o any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds' Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM's experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

      o     these Policies and Procedures, as amended from time to time;

      o records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

      o records of written client requests for proxy voting information and any written responses of BIM to such requests; and

      o any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D. AMENDMENTS TO THESE PROCEDURES

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E. PROXY VOTING GUIDELINES

Guidelines are available upon request.

                           PART C: OTHER INFORMATION


ITEM 15: INDEMNIFICATION

      Section 5.3 of the Registrant's Declaration of Trust provides as follows:

             (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                  (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof; and

                  (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

             (b) No indemnification shall be provided hereunder to a Covered
Person:

                  (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

                  (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

                  (iii) in the event of a settlement involving a payment by a
            Trustee, Trustee Emeritus or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
            (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                         (A) by vote of a majority of the Disinterested Trustees
                  (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                         (B) by written opinion of (i) the then-current legal
                  counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

             (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

             (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph
      (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

                  (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

      As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

             (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


ITEM 16: EXHIBITS

      The following exhibits are filed herewith as part of this Registration Statement or incorporated herein by reference.

         (1)  Declaration of Trust dated January 17, 2006. (1)


         (2)  By-Laws of the Registrant. (4)


         (3)  Not applicable.


         (4) Agreement and Plan of Reorganization (included in the Joint Proxy Statement/Prospectus as Appendix A thereto).*

         (5)  (i)  Form of Share Certificate. (2)

              (ii) Reference is made to Items 1 and 2 hereof.

         (6) (i) Form of Investment Management Agreement between Registrant and First Trust Advisors L.P. (3)


              (ii) Form of Sub-Advisory Agreement among Registrant, Fund Trust
                   Advisors L.P. and Brookfield Investment Management Inc. (3)

         (7)  Not Applicable.


         (8)  Not Applicable.


         (9) Form of Custodian Services Agreement between Registrant and PFPC Trust Company. (2)

         (10) (i) Form of Transfer Agency Services Agreement between Registrant and PFPC Inc. (2)

              (ii) Form of Administration and Accounting Services Agreement. (2)

         (11) (i)  Opinion and Consent of Chapman and Cutler LLP.*

              (ii) Opinion and Consent of Bingham McCutchen LLP.*

         (12) Opinion and Consent of Chapman and Cutler LLP regarding tax matters.*

         (13) Not applicable.


         (14) Consent of Independent Registered Public Accounting Firm.*


         (15) Not applicable.


         (16) Powers of attorney. (4)


         (17) Form of Proxy Card. *

____________________________

*     Filed herewith.

(1) Incorporated by reference to the Registrant's Registration Statement on Form N-2 (File No. 333-131194) filed on January 20, 2006.

(2) Incorporated by reference to the Registrant's Registration Statement on Form N-2 (File No. (333-131194) filed on March 28, 2006.

(3) Incorporated by reference to Registrant's Proxy Statement on Schedule 14A (File No. 811-21842) filed on October 19, 2010.

(4) Incorporated by reference to Registrant's Registration Statement on Form N-14 (File No. 333-174259) filed on May 16, 2011.


ITEM 17: UNDERTAKINGS

             (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.15c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

             (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Wheaton, and State of Illinois, on the 29th day of June, 2011.

                                     FIRST TRUST STRATEGIC HIGH INCOME FUND II



                                     By:      /s/ James A. Bowen
                                             ---------------------------------
                                                James A. Bowen, President


      As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURE                                                                DATE
                                President, Chief Executive Officer,      June 29, 2011
/s/ James A. Bowen              Chairman and Trustee
----------------------------
    James A. Bowen

                                Treasurer and Chief Financial and        June 29, 2011
/s/ Mark R. Bradley             Accounting Officer
----------------------------
    Mark R. Bradley

                                                 )
*/s/ Richard E. Erickson        Trustee          )
----------------------------                     )
    Richard E. Erickson                          )
                                                 )                       BY: /s/ James A. Bowen
                                                 )                          -------------------------------
*/s/ Thomas R. Kadlec           Trustee          )                             James A. Bowen
----------------------------                     )                             Attorney-In-Fact
    Thomas R. Kadlec                             )
                                                 )                             June 29, 2011
                                                 )
*/s/ Robert F. Keith            Trustee          )
----------------------------                     )
    Robert F. Keith                              )
                                                 )
                                                 )
*/s/ Niel B. Nielson            Trustee          )
----------------------------                     )
    Niel B. Nielson                              )

* Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute Registrant's Registration Statement and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Pre-Effective Amendment No. 1 to the Registration Statement is filed, were previously executed and filed as Exhibit (16) to Registrant's Registration Statement on Form N-14 (File No. 333-174259).

                               INDEX TO EXHIBITS


(11)(i)    Opinion and Consent of Chapman and Cutler LLP.

(11)(ii)   Opinion and Consent of Bingham McCutchen LLP.

(12)       Opinion and Consent of Chapman and Cutler LLP regarding tax matters.

(14)       Consent of Independent Registered Public Accounting Firm.

(17)       Form of Proxy Card.